UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material under § 240.14a-12

TEREX CORPORATION
(Name of Registrant as Specified in Its Charter)
……………………………………………………………………………
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)    Title of each class of securities to which transaction applies:
……………………………………………………………………………………………………….
(2)     Aggregate number of securities to which transaction applies:
………………………………………………………………………………………………………..

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

………………………………………………………………………………………………………..
(4)    Proposed maximum aggregate value of transaction:
………………………………………………………………………………………………………..

(5)    Total fee paid:
…………………………………………………………………………………………………………
[ ] Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2), and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

TEREX CORPORATION
200 Nyala Farm Road, Westport, Connecticut 06880

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 9, 2013

The Annual Meeting of Stockholders of Terex Corporation (“Terex” or the “Company”) will be held at the corporate offices of Terex Corporation, 200 Nyala Farm Road, Westport, Connecticut, on Thursday, May 9, 2013, at 10:00 a.m., local time.  You may also attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/terex2013 where you will be able to vote electronically and submit questions during the meeting.  At the Annual Meeting, the following items of business will be considered:

1) To elect ten (10) directors of the Company to hold office for one year or until their successors are duly elected and qualified.

2) To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2013.

3)
To approve an amendment to the Terex Corporation 2009 Omnibus Incentive Plan, as amended (the “Omnibus Plan”), to increase the number of shares of the Company's common stock available for grant thereunder and to re-approve the material terms of the performance goals under the Omnibus Plan for tax-deductibility purposes.

4)	To approve an amendment to the Terex Corporation Deferred Compensation Plan to comply with New York Stock Exchange regulations.

5) To approve the compensation of the Company’s named executive officers.

6) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are described more fully in the Proxy Statement accompanying this Notice.  The Board of Directors of the Company has fixed the close of business on March 15, 2013 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting.
The United States Securities and Exchange Commission rules allow us to furnish proxy materials to our stockholders on the Internet. We are pleased to utilize these rules and believe that they enable us to provide our stockholders with the information that they need while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting.
On or about March 29, 2013, we will be mailing our Notice of Internet Availability of Proxy Materials to most of our stockholders, which contains instructions for our stockholders’ use of this process, including how to access our 2013 Proxy Statement and 2012 Annual Report and how to vote online.  If you received only a Notice of Internet Availability of Proxy Materials this year, the Notice contains instructions on how you may receive a paper copy of the Proxy Statement and Annual Report.
EVERY STOCKHOLDER’S VOTE IS IMPORTANT.  While all stockholders are invited to attend the Annual Meeting (in person or virtually via the Internet), we urge you to vote whether or not you will be present at the Annual Meeting.  You may vote by telephone or via the Internet.  If you received a paper copy of the proxy card by mail, you may complete, date and sign the proxy card and return it in the envelope provided.  No postage is required if the proxy card is mailed in the United States.  You may withdraw your proxy or change your vote at any time before your proxy is voted, either by voting in person at the Annual Meeting, by proxy, by telephone or via the Internet.  Please vote promptly in order to avoid the additional expense of further solicitation.
By order of the Board of Directors,
Eric I Cohen
Secretary
March 29, 2013
Westport, Connecticut

TEREX CORPORATION
200 Nyala Farm Road
Westport, Connecticut 06880

Proxy Statement for the
Annual Meeting of Stockholders
to be held on May 9, 2013

This Proxy Statement is furnished to stockholders of Terex Corporation (“Terex” or the “Company”) in connection with the solicitation of proxies by and on behalf of the Company’s Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m., local time, on May 9, 2013, at the corporate offices of Terex Corporation, 200 Nyala Farm Road, Westport, Connecticut, virtually via the Internet at www.virtualshareholdermeeting.com/terex2013 and at any adjournments or postponements thereof (collectively, the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”).

The Company will also be holding a stockholder forum on compensation matters (the “Compensation Forum”), immediately before the Meeting at 9:30 a.m., local time, on May 9, 2013, at the corporate offices of Terex Corporation, 200 Nyala Farm Road, Westport, Connecticut and virtually via the Internet at www.virtualshareholdermeeting.com/terex2013, in which stockholders will be given the opportunity to ask questions of the Company’s Compensation Committee chairperson and provide feedback on the Company’s executive compensation program. In addition, between March 29, 2013 and May 8, 2013, stockholders will be able to go to www.theinvestornetwork.com/forum/tex and post questions that they would like to have answered at the Compensation Forum.

As of March 15, 2013, the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting, the Company had outstanding 111,018,612 shares of common stock, $.01 par value per share (“Common Stock”).

Under rules and regulations of the United States Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record or beneficial owner of our Common Stock, we are furnishing proxy materials, which include our Proxy Statement and Annual Report, to our stockholders over the Internet and providing a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) by mail to all of our stockholders, other than to stockholders who previously elected to receive a printed copy of the proxy materials. Those stockholders that previously elected to receive printed proxy materials will each receive such materials by mail. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Internet Notice. Instead, the Internet Notice will instruct you how you may access and review all of the important information contained in the proxy materials over the Internet. The Internet Notice also instructs you how you may submit your proxy via telephone or the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Internet Notice.

We are mailing the Internet Notice to our stockholders on or about March 29, 2013.

Each share of Common Stock is entitled to one vote per share for each matter to be voted on at the Meeting. Nominees for the Board will be elected if more votes are cast in favor of the nominee than are cast against the nominee by the holders of shares present in person or represented by proxy and entitled to vote at the Meeting. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote is required to approve an amendment to the Terex Corporation 2009 Omnibus Incentive Plan (the “Omnibus Plan”) and to re-approve the material terms of the performance goals under the Omnibus Plan for tax-deductibility purposes, and to approve an amendment to the Terex Corporation Deferred Compensation Plan, provided that the total votes cast on these proposals represent over 50% of the total number of shares entitled to vote on this proposal. Each other matter to be voted upon at the meeting requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote is required for the approval of any matters voted upon at the Meeting. Each other matter to be voted upon at the meeting requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote is required for the approval of any matters voted upon at the Meeting.

A quorum of stockholders is constituted by the presence, in person or by proxy, of holders of record of Common Stock representing a majority of the aggregate number of votes entitled to be cast.  Abstentions and broker non-votes will be considered present for purposes of determining the presence of a quorum.  With respect to all matters to be voted upon at the Meeting, abstentions will have the effect of a negative vote and broker non-votes will not be considered as votes cast and thus will have no effect on the outcome of the vote.

Proxy solicitations by the Board will be made by mail, by phone, via the Internet or by personal interviews conducted by officers or employees of the Company. All costs of solicitations, including (a) printing and mailing of the Notice of Internet Availability of Proxy Materials, (b) the printing and mailing of this Proxy Statement and accompanying material, (c) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Company’s stock, and (d) supplementary solicitations to submit proxies, if any, will be borne by the Company.

How To Vote

In order that your shares of Common Stock may be represented at the Meeting, you are requested to vote your proxy using one of the following methods:

Via the Internet – You can vote your shares via the Internet as instructed in the proxy card or in the Internet Notice.  The Internet procedures are designed to authenticate your identity to allow you to vote your shares and confirm that your instructions have been properly recorded.

By Telephone – The Internet Notice includes a toll-free number you can call to request printed copies of proxy materials and instructions on how to vote by telephone. The printed proxy materials include a different toll-free number you may call for voting.

By Mail – Stockholders who receive a paper proxy card may elect to vote by mail and should complete, sign and date their proxy card and mail it in the pre-addressed envelope that accompanies the delivery of paper proxy cards. Proxy cards submitted by mail must be received by the time of the Meeting in order for your shares to be voted. Stockholders who hold shares beneficially in street name may vote by mail by requesting a paper proxy card according to the instructions contained in the Internet Notice received from your broker or other agent, and then completing, signing and dating the voting instruction card provided by the brokers or other agents and mailing it in the pre-addressed envelope provided.

Please note that the rules regarding how brokers may vote your shares have changed.  Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote.  The Company encourages you to provide instructions to your broker regarding the voting of your shares.

If you vote via the Internet, by telephone or by mailing a proxy card, we will vote your shares as you direct. For each item being submitted for stockholder vote, you may vote “for” or “against” the proposal or you may abstain from voting.

If you submit a proxy via the Internet, by telephone or by mailing a proxy card without indicating your instructions, we will vote your shares consistent with the recommendations of our Board as stated in this Proxy Statement and in the Internet Notice, specifically in favor of our nominees for directors, in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, in favor of the amendment to the Omnibus Plan and to re-approve the material terms of the performance goals under the Omnibus Plan for tax deductibility purposes, in favor of the amendment to the Terex Corporation Deferred Compensation Plan and in favor of the compensation of our named executive officers. If any other matters are properly presented at the Meeting for consideration, then our officers named on your proxy will have discretion to vote for you on those matters. As of the date of the Internet Notice, we knew of no other matters to be presented at the Meeting.

Revocation of Proxies – Any stockholder giving a proxy has the right to attend the Meeting to vote his or her shares of Common Stock in person (thereby revoking any prior proxy).  Any stockholder also has the right to revoke the proxy at any time by executing a later-dated proxy, by telephone, via the Internet or by written revocation received by the Secretary of the Company prior to the time the proxy is voted.  All properly executed and unrevoked proxies delivered pursuant to this solicitation, if received at or prior to the Meeting, will be voted at the Meeting.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE OF THIS PROXY STATEMENT.

PROPOSAL 1:  ELECTION OF DIRECTORS

At the Meeting, ten directors of the Company are to be elected to hold office until the Company’s next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.  Each director shall be elected by a majority of the votes of shares of Common Stock represented at the Meeting in person or by proxy cast with respect to such director. Unless marked to the contrary, the proxies received by the Company will be voted FOR the election of the nine nominees listed below, all of whom are presently members of the Board.

Each nominee has consented to being named in this Proxy Statement and to serve as a director if elected.  However, should any of the nominees for director decline or become unable to accept nomination if elected, it is intended that the Board will vote for the election of such other person as director as it shall designate.  The Company has no reason to believe that any nominee will decline or be unable to serve if elected.

In the event of an uncontested election, as is the case this year, any nominee for director who is a current director and receives less than a majority of the votes cast in person or by proxy at the Meeting shall offer to resign from the Board.  While the Board does not believe that in each such case a director should necessarily leave the Board, this presents an opportunity for the Board, through its Governance and Nominating Committee, to consider the resignation offer.

The information set forth below has been furnished to the Company by the nominees and sets forth for each nominee, as of March 25, 2013, such nominee’s name, business experience for at least the past five years, other directorships held and age.  There is no family relationship between any nominee and any other nominee or executive officer of the Company.  For information regarding the beneficial ownership of the Common Stock by the current directors of the Company, see “Security Ownership of Certain Beneficial Owners and Management.”

The Governance and Nominating Committee of the Board has nominated each of the following individuals based on various criteria, including, among others, a desire to maintain a balanced experience and knowledge base within the Board, the nominees’ personal integrity, independence, diversity, experience, sound judgment and willingness to devote necessary time and attention to properly discharge the duties of director, and the ability of the nominees to make positive contributions to the leadership and governance of the Company.

The Board recommends that the stockholders vote FOR the following nominees for director.

Name	Age	Positions and Offices with Company	First Year As Company Director
Ronald M. DeFeo	61	Chairman of the Board, Chief Executive Officer and Director	1993
G. Chris Andersen	74	Lead Director	1992
Paula H. J. Cholmondeley	65	Director	2004
Donald DeFosset	64	Director	1999
Thomas J. Hansen	64	Director	2008
Raimund Klinkner	48	Director	2012
David A. Sachs	53	Director	1992
Oren G. Shaffer	70	Director	2007
David C. Wang	68	Director	2008
Scott W. Wine	46	Director	2011

Ronald M. DeFeo

Business Experience:   Ronald M. DeFeo joined the Company on May 1, 1992, was appointed President and Chief Operating Officer of the Company on October 4, 1993, Chief Executive Officer (“CEO”) of the Company on March 24, 1995 and Chairman of the Board on March 4, 1998. Mr. DeFeo relinquished the titles of President and Chief Operating Officer of the Company on January 3, 2007. Pursuant to an Amended and Restated Employment and Compensation Agreement between Mr. DeFeo and the Company, dated as of August 9, 2012 (the “DeFeo Agreement”), Mr. DeFeo is to remain CEO of the Company through December 31, 2015 and the Company will use its best efforts, consistent with generally accepted best corporate governance standards, to have Mr. DeFeo elected Chairman of the Board during this time.  Prior to joining the Company, Mr. DeFeo was a Senior Vice President of J.I. Case Company, the former Tenneco farm and construction equipment division, and also served as a Managing Director of Case Construction Equipment throughout Europe. While at J.I. Case, Mr. DeFeo was also a Vice President of North American Construction Equipment Sales and General Manager of Retail Operations. Mr. DeFeo serves as a director of Kennametal Inc. (a supplier of the Company).

Qualifications:   Mr. DeFeo has 21 years of management and operating experience with the Company.  Mr. DeFeo is well regarded in the equipment manufacturing industry.  He has been named to the Association of Equipment Manufacturers (“AEM”) Hall of Fame and has served as the Chairman of AEM.  Based on his current role as CEO of the Company and his history with the Company and the industry, Mr. DeFeo provides the Board with skillful leadership, in-depth industry knowledge, insight into the Company’s global operations and a thorough understanding of the Company’s products and markets and the Company’s dealings with its customers.

G. Chris Andersen

Business Experience:   G. Chris Andersen has been an investment banker since the 1970s and is currently a partner of G. C. Andersen Partners, LLC, a private investment banking and advisory firm.  Mr. Andersen also serves as a director of XPO Logistics, Inc.  Previously, Mr. Andersen served as the non-executive Chairman of the Board of Directors of Millennium Cell Inc. from 1999 through 2008.  Mr. Andersen also previously served on the boards of United Waste Systems Inc., United Artists Theater Company, Inc. and Sunshine Mining and Refining Company.

Qualifications:   Mr. Andersen has an extensive knowledge of global capital markets, mergers and acquisitions transactions and investment community concerns.  Mr. Andersen has been a member of the Board since 1992 and accordingly has an extensive knowledge of the Company.  As a result, Mr. Andersen provides vital insight to the Board on many issues, including capital markets, mergers and acquisitions transactions and historical perspective of the Company.

Paula H. J. Cholmondeley

Business Experience:   Paula H. J. Cholmondeley was a private consultant on strategic planning from 2004 through 2009. Ms. Cholmondeley served as Vice President and General Manager of Sappi Fine Paper, North America from 2000 through 2004, where she was responsible for their Specialty Products division. Ms. Cholmondeley held senior positions with various other companies from 1980 through 1998, including Owens Corning, The Faxon Company, Blue Cross of Greater Philadelphia, and Westinghouse Elevator Company, and also served as a White House Fellow assisting the U.S. Trade Representative during the Reagan administration. Ms. Cholmondeley, a former certified public accountant, is an alumnus of Howard University and received a Masters Degree in Accounting from the University of Pennsylvania, Wharton School of Finance. Ms. Cholmondeley is also a director of Dentsply International Inc., Albany International Corp. and Minerals Technologies Inc., and is an independent trustee of Nationwide Mutual Funds.  Previously, Ms. Cholmondeley served as a director of Ultralife Corporation from 2004 through 2010.

Qualifications:   Ms. Cholmondeley has significant financial, international and operations experience with several multi-national manufacturing companies, held executive positions where she was responsible for leading strategic planning and involved in preparing financial statements as the chief financial officer of a large insurance company.  She also has been heavily involved in technology development, as well as building, growing and selling manufacturing operations. Ms. Cholmondeley also currently serves as a part-time faculty member for the National Association of Corporate Directors.  As a result of these professional and other experiences, and as Ms. Cholmondeley is an African American female raised in the Caribbean, she brings diverse perspectives and experiences, which provides the Board with greater insight into the Company’s financial, operational and governance matters.

Donald DeFosset

Business Experience:   Donald DeFosset retired in 2005 as Chairman, President and Chief Executive Officer of Walter Industries, Inc., a diversified company with principal operating businesses in homebuilding and home financing, water transmission products and energy services.  Mr. DeFosset served since November 2000 as President and CEO, and since March 2002 as Chairman, of Walter Industries.  Previously, he was Executive Vice President and Chief Operating Officer of Dura Automotive Systems, Inc. (“Dura”), a global supplier of engineered systems, from October 1999 through June 2000.  Before joining Dura, Mr. DeFosset served as a Corporate Executive Vice President, President of the Truck Group and a member of the Office of Chief Executive Officer of Navistar International Corporation from October 1996 to August 1999.  Mr. DeFosset also serves as a director of National Retail Properties Inc., Regions Financial Corporation and ITT Corporation.  Previously, Mr. DeFosset served as a director of James Hardie Industries N.V. from 2006 through 2008 and Enpro Industries, Inc. from 2008 through 2011.

Qualifications:   Mr. DeFosset has considerable experience as a chief executive of a large diversified industrial company and as a senior executive of an international machinery manufacturer.  Mr. DeFosset has been a member of the Board since 1999 and accordingly has an extensive knowledge of the Company.  As a result, Mr. DeFosset provides the Board with key knowledge and insights into the Company’s manufacturing, operational and financial matters.

Thomas J. Hansen

Business Experience:   Thomas J. Hansen retired in March 2012 as Vice Chairman of Illinois Tool Works Inc. (“ITW”), a manufacturer of fasteners and components, consumable systems and a variety of specialty products and equipment, and was responsible for ITW’s worldwide Automotive Components and Fastener, Fluids and Polymers, Industrial Metal and Plastic and Construction businesses. He served as Vice Chairman from 2006 until March 2012.  From 1998 until May 2006, Mr. Hansen served as Executive Vice President of ITW. Mr. Hansen joined ITW in 1980 as sales and marketing manager of the Shakeproof Industrial Products businesses and held several other positions of increasing responsibility with the company. Mr. Hansen is a member of the Northern Illinois University’s Executive Club, a former member of the Economics Club of Chicago, is the former Chairman of the ITW Better Government Council, and is a former member of the Board of Trustees of MAPI (Manufacturers Alliance).  Mr. Hansen also serves as a director of Mueller Water Products, Inc. and Standex International Corporation.  Previously, Mr. Hansen served as a director of CDW Corporation from 2005 through 2008.

Qualifications:   Mr. Hansen recently served as a senior executive of a large diversified industrial manufacturing company facing the same set of external economic, social and governance issues as the Company.  He also has significant experience in the area of mergers and acquisitions and operating a company consisting of many business units brought together by acquisitions.  As a result, Mr. Hansen provides the Board with a deep understanding of the complexities of operating a large multi-national business.

Raimund Klinkner

Business Experience:    Raimund Klinkner is the Managing Partner of the IMX Institute for Manufacturing Excellence GmbH, a consultancy firm specialized in production and logistics, and is Chairman of the German Manufacturing Excellence Board since 2004. In addition, Dr. Klinkner is President of the German Logistics Association as well as a honorary professor of production logistics at the Berlin Technical University and has held that position since 2003. Previously, Dr. Klinkner served as Chief Executive Officer of Knorr-Bremse AG, a manufacturer of braking systems for rail and commercial vehicles, from 2007 to 2011. Prior to that time, he held positions of increasing responsibility at Gildemeister AG, a manufacturer of cutting machine tools, from 1998 to 2006 culminating in his service as Deputy Chairman of the Board from 2003 to 2006. Dr. Klinkner began his career at Porsche AG in 1991 and held positions of increasing responsibility in the areas of logistics and supply chain management. Dr. Klinkner also serves as a Supervisory Board member of Gildemeister AG.

Qualifications:    Dr. Klinkner has considerable experience as a chief executive of a large international manufacturing company. Dr. Klinkner has extensive operating experience in Germany, the country with the Company's largest number of team members, and is a highly regarded supply chain specialist. As a result, Dr. Klinkner provides the Board with important insights into managing the Company's operations, particularly its European operations.

David A. Sachs

Business Experience:   David A. Sachs is a Senior Partner of Ares Management LLC (“Ares”) and serves as a member of the Investment Committee of all funds managed by Ares. Mr. Sachs has been an investment banker and investment manager since 1981.

Qualifications:   Mr. Sachs has extensive knowledge of global capital markets and is valuable to the Board’s discussions of the Company’s capital and liquidity needs.  Mr. Sachs has been a member of the Board since 1992 and accordingly has an extensive knowledge of the Company.  As a result, Mr. Sachs provides vital insight to the Board on many issues, including capital markets, treasury and liquidity related matters.

Oren G. Shaffer

Business Experience:   Oren G. Shaffer retired in 2007 as the Vice Chairman and Chief Financial Officer of Qwest Communications International Inc., a telecommunications provider, having served in that capacity from 2002 to 2007.  From 2000 to 2002, Mr. Shaffer was President and Chief Operating Officer of Sorrento Networks, a company which develops intelligent optical networking solutions for telecommunication applications, and was a consultant for SBC Corp., a provider of wireless service technology.  From October 1994 to January 2000, he served as Executive Vice President and Chief Financial Officer of Ameritech Corporation, a telecommunications company.  He also held various senior executive positions in the areas of operations, finance and strategy in his 25 years with Goodyear Tire & Rubber Co.  Mr. Shaffer also serves as a director of Belgacom SA, XPO Logistics, Inc. and Intermec, Inc.

Qualifications:   Mr. Shaffer has chief financial officer experience at large international companies and operations experience at a large global manufacturing company.  He has significant experience with European businesses and is currently a director of a Belgian-based telecommunications company.  As a result, Mr. Shaffer provides the Board with knowledge and insight into overseeing the Company’s financial, strategic and international matters.

David C. Wang

Business Experience:   David C. Wang recently retired as Vice President of International Relations of The Boeing Company (“Boeing”), a large aerospace company and a manufacturer of commercial jetliners and military aircraft.  He held this position from October 2002 until July 2011.  Mr. Wang was also President of Boeing China Inc. from November 2002 until March 2011.  Prior to joining Boeing, Mr. Wang served as Chairman and CEO of General Electric China from 1997 to 2001.  Prior to that, Mr. Wang served in various positions of increasing responsibility with General Electric since 1980.  Mr. Wang is also a director of KLA-Tencor Corporation.

Qualifications:   Mr. Wang has substantial experience as a global manufacturing executive in the international and Chinese markets.  Mr. Wang has extensive business experience in China, having lived and worked there from 1990 until 2011.  As a result, he brings a unique perspective to the Board in a key developing market in which the Company has operations and hopes to further expand in the future.

Scott W. Wine

Business Experience:   Scott W. Wine is the Chief Executive Officer of Polaris Industries Inc.  Polaris designs, engineers, manufactures and markets innovative, high quality off-road vehicles, including all-terrain vehicles and the Polaris RANGER® for recreational and utility use, snowmobiles, motorcycles and on-road electric powered vehicles.  He joined Polaris in September 2008 after serving as the President of Fire Safety Americas, a division of United Technologies Corporation from 2007 to August 2008.  Prior to that, Mr. Wine held senior leadership positions at Danaher Corporation from 2003 to 2007, serving as President of its Jacob Vehicle Systems and Veeder-Root subsidiaries. From 1996 to 2003, Mr. Wine held various international and domestic posts with Honeywell’s Aerospace Division.

Qualifications:   Mr. Wine is a chief executive officer of a large international manufacturing company facing the same set of external economic, social and governance issues as the Company. Mr. Wine has substantial operations experience as a senior executive of large diversified international manufacturers.  He has a proven track record of growing profitable industrial businesses, acquiring and integrating businesses and rapidly driving results.  As a result, Mr. Wine provides the Board with a deep and contemporaneous understanding of the complexities of operating a large multi-national business.

Director Emeritus – Donald P. Jacobs

Business Experience:   Dr. Donald P. Jacobs was a director of the Company from 1998 through 2010.  Dr. Jacobs has continued his service as an advisor to the Company in the capacity of Director Emeritus since May 2010.  Dr. Jacobs is Dean Emeritus and the Gaylord Freeman Distinguished Professor of Banking of the J.L. Kellogg School of Management at Northwestern University.  Prior to that, Dr. Jacobs was Dean of the Kellogg School. He presently teaches corporate governance, strategy and international business.  In his role as Director Emeritus, Dr. Jacobs is invited to attend and participate in all Board and Governance and Nominating Committee meetings, and is expected to attend at least one Board and Governance and Nominating Committee meeting in person annually.  As Director Emeritus, Dr. Jacobs is not entitled to a vote at such meetings.

Qualifications:   Dr. Jacobs is a well-respected member of the academic community and specifically focuses on the fields of corporate governance, strategy and international business.  Dr. Jacobs was a member of the Board from 1998-2010 and accordingly has an extensive knowledge of the Company. As a result, Dr. Jacobs provides vital insight to the Board on many issues, including corporate governance and strategy related matters.

Board Meetings and Corporate Governance

The Board met seven times in 2012 at regularly scheduled and special meetings, including telephonic meetings. All of the directors in office during 2012 attended at least 75% of the meetings of the Board and all committees of the Board on which they served during 2012. It is the Company’s policy, as stated in the Company’s Governance Guidelines (the “Guidelines”), that each director is expected to attend the annual meeting of stockholders. All of the directors then in office attended the Company’s previous annual meeting of stockholders held on May 10, 2012.

Director Independence

It is the Company’s policy that the Board consists of a majority of directors who qualify as independent directors under the listing standards of the New York Stock Exchange (“NYSE”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the requirements of any other applicable regulatory authority, including the SEC. The Board annually reviews the relationship of each director with the Company, and only those directors who the Board affirmatively determines have no material relationship with the Company are deemed to be independent directors. The Guidelines specifically define what is deemed to be a material relationship between the Company and an independent director. The following are the relationships that the Board considers in making its independence determination:

(i)	whether the director or any of his or her immediate family members is or was within the past five years an officer of the Company;

(ii)	whether the director is or was within the past five years an employee of the Company;

(iii)
whether the director or any of his or her immediate family members is or was during the past five years affiliated with, or employed by, any past or present auditor of the Company (or an affiliate thereof);

(iv)
whether the director or any of his or her immediate family members is or was within the past five years part of an interlocking directorate in which an executive officer of the Company serves or served on the compensation committee of a company that concurrently employs or employed the director or any of his or her immediate family members;

(v)
whether the director is an executive officer, a partner, member, of counsel or beneficial owner of more than ten percent (10%) of the equity interest of a customer of, or a supplier of goods or services (including without limitation any investment banking firm or law firm) to, the Company where the amount involved in any of the last three fiscal years exceeds certain thresholds;

(vi)
whether the director is an executive officer, a partner or beneficial owner of more than ten percent (10%) of the equity interest of a company to which the Company was indebted at the end of any fiscal quarter during the Company’s most recently completed fiscal year or current fiscal year in an amount in excess of five percent (5%) of the Company’s total consolidated assets at the end of such fiscal year;

(vii)	whether the director is an executive officer, a partner or beneficial owner of more than ten percent (10%) of the equity interest of a company which was indebted to the Company;

(viii)
whether the director or any of his or her immediate family members was indebted to the Company, other than in the ordinary course of business of the Company and the business of the director or the member of his or her immediate family, as applicable, at the end of any fiscal quarter during the Company’s most recently completed fiscal year or current fiscal year in an amount in excess of $100,000 at the end of such fiscal year;

(ix)
whether the director is affiliated with a tax exempt entity that within the preceding three years received the greater of (x) $1 million or (y) two percent (2%) of its consolidated gross revenues from the Company (based on the tax exempt entity’s most recently completed fiscal year);

(x)
whether the director or any of his or her immediate family members is during the current fiscal year or was during the most recently completed fiscal year a party to a transaction or series of similar transactions with the Company or its subsidiaries (excluding director fees, stock options and other director compensation), other than on arm’s-length terms where the amount involved is not material to either party;

(xi)
whether the director or any of his or her immediate family members received more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service within the past three years; and

(xii)
whether the director has any other relationships with the Company or the members of management of the Company that the Board has determined to be material and which are not described in (i) through (xi) above.

After consideration of all applicable matters, the Board determined, based on the above criteria, that none of the directors has a material relationship with the Company other than as a director or as a stockholder except for Mr. DeFeo, who is not an independent director. The Board considered that Mr. Sachs was a member of Ares which in the ordinary course of business held a small amount of the Company’s debt. It was noted that the amount of debt was less than 0.1% of the Company’s total consolidated assets, less than 0.3% of the Company’s debt and less than 0.1% of the committed capital managed by Ares as of December 31, 2012. Accordingly, the Board has determined that all of the nominees for director are independent directors except for Mr. DeFeo, who has been nominated to serve on the Board as a result of his position as Chief Executive Officer of the Company.

Director Compensation

Directors who are employees of the Company receive no additional compensation by virtue of being directors of the Company. Outside directors receive compensation for their service as directors and reimbursement of their expenses incurred as a result of their service as directors. See “Director Compensation” for a detailed description of director compensation, including the Company’s Common Stock ownership objective for outside directors.

Board Leadership Structure

The Board believes that the Company’s Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, but the Company’s Chief Executive Officer, based on his proximity to the business, is in the best position to identify areas of focus for the Board and set the Board’s initial agenda. The Board believes that the combined role of Chairman and Chief Executive Officer facilitates information flow between management and the Board, which is essential to effective governance.

One of the key responsibilities of the Board is to approve management’s strategic direction and hold management accountable for the execution of strategy once it is approved. The Board believes the combined role of Chairman and Chief Executive Officer, working collaboratively with an independent Lead Director having the duties described below, is in the best interest of stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

Since 2003, the Board has determined that, because the offices of Chairman and Chief Executive Officer have been combined in Mr. DeFeo, it has been desirable for the Company to have an independent director serve as Lead Director of the Board. The Lead Director provides independent leadership and guidance to the Board. The Lead Director acts as a liaison between senior management and the Board and provides guidance to senior management on issues that arise in between Board meetings. In addition, the Lead Director presides at all executive sessions of the non-management directors and consults with Mr. DeFeo on the setting of the Board agenda. Mr. Andersen has held the position of Lead Director since 2006. The Board and the Governance and Nominating Committee have been considering Lead Director succession planning for the past 24 months and the Board intends to appoint David Sachs as the next Lead Director at the Company’s Board meeting occurring immediately after the 2013 Annual Meeting.

Risk Oversight

Management is responsible for identification of key risks and for development and implementation of processes for the mitigation and monitoring of risks. Management provides a comprehensive enterprise risk management assessment to the Board annually that describes the most significant risks facing the Company, measures the relative magnitude of the risks, identifies the risk owners for each major risk and describes the improvement or monitoring plans surrounding each major risk. The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through direct presentations and committee reports about such risks. The Audit Committee oversees management of financial risks, financial controls, internal audit and potential conflicts of interest and receives regular internal audit and compliance risk updates from the Company’s Vice President, Audit Services as well as the Company’s Chief Ethics and Compliance Officer. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s human resources and executive compensation plans and arrangements. The Governance and Nominating Committee manages risks associated with the independence of the Board of Directors and receives regular updates from the Company’s Chief Ethics and Compliance Officer on compliance risks. The Corporate Responsibility and Strategy Committee oversees management of risks associated with strategy, capital projects and environmental, health and safety matters.

The Board also reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each, on a regular basis. In addition, management engages in an in-depth review and dialogue with the Board with respect to the most significant risks facing the Company on a rotating basis throughout the year.

Corporate Governance Principles

The Board and the Governance and Nominating Committee annually review the Company’s corporate governance policies and practices and the Guidelines. The Board believes that the Guidelines effectively assist the Board in the exercise of its duties and responsibilities and serve the best interests of the Company. These Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision making both at the Board and management levels, with a view to achieving strategic objectives of the Company while enhancing stockholder value over the long term. The Board and the Governance and Nominating Committee will continue to review the Guidelines annually and may make changes as they determine are necessary and appropriate, including changes that may be necessary to comply with new or proposed laws, rules or regulations issued by the SEC and the NYSE. A copy of the Guidelines is available at the Company’s website, www.terex.com, under “About Terex” – “Investor Relations” – “Corporate Governance.” In addition, a copy of the Guidelines is available in print, without charge, to any stockholder who requests these materials from the Company.

The Board believes that periodic assessment of director performance is an important governance principle. On an annual basis, directors conduct an annual survey and rate the performance of the Board and its committees. In addition, on a bi-annual basis, individual director evaluations are conducted by the Lead Director.

Directors have complete access to management and the Company’s outside advisors, and senior officers and other members of management frequently attend Board and committee meetings at the discretion of the Board. It is the policy of the Board that non-management directors also meet privately in executive sessions without the presence of any members of management at each regularly scheduled meeting of the Board and at such other times as the Board shall determine. In addition, the Board may retain and have access to independent advisors of its choice with respect to any issue relating to its activities, and the Company pays the expenses of such advisors.

If you wish to communicate with the non-management directors of the Board, you may correspond by filing a report through Ethicspoint, 24 hours a day, 7 days a week, via the Internet at www.ethicspoint.com or by calling, toll free, (877) 584-8488 or 1-877-ETHICSP. Reports should be submitted under the category “Director Communications.” Ethicspoint is an independent third-party provider retained by the Company to offer a comprehensive, confidential and, upon request, anonymous reporting system for receiving communications, complaints and grievances. All communications received by Ethicspoint are relayed to the Board.

Board Committees

The Board has an Audit Committee, Compensation Committee, Corporate Responsibility and Strategy Committee, and Governance and Nominating Committee.

Audit Committee Meetings and Responsibilities

The Audit Committee of the Board consists of Messrs. DeFosset (chairperson), Hansen, Klinkner, Shaffer and Wine, each of whom is independent as defined in the listing standards of the NYSE and under the Exchange Act.  The Audit Committee met 12 times during 2012.

Each member of the Audit Committee is required to be financially literate or must become financially literate within a reasonable time after appointment to the Audit Committee, and at least one member of the Audit Committee must have accounting or related financial management expertise.

The Board, in its business judgment, believes that each of the current members of the Audit Committee is financially literate and that each of its members has accounting or financial management expertise: Mr. DeFosset through his business experience as a corporate executive, his involvement in preparing financial statements at various public companies and particularly his experience as a Chief Executive Officer of a public company; Mr. Hansen through his business experience as a corporate executive and his involvement in preparing financial statements as a senior executive of a large multinational company;  Dr. Klinkner through his business experience as a corporate executive and his involvement in preparing financial statements as a senior executive of a large multinational company; Mr. Shaffer through his extensive experience and involvement in preparing financial statements as the Chief Financial Officer of a large public company; Mr. Wine through his business experience as a corporate executive, his involvement in preparing financial statements at various public companies and particularly his experience as a Chief Executive Officer of a public company.  The Board has determined that each of Messrs. DeFosset, Hansen, Klinkner, Shaffer and Wine is an “audit committee financial expert,” as such term is defined under the regulations of the SEC.

The Audit Committee assists the Board in fulfilling its oversight responsibilities by meeting regularly with the Company’s independent registered public accounting firm and operating and financial management personnel.  The Audit Committee reviews the audit performed by the Company’s independent registered public accounting firm and reports the results of such audit to the Board.  The Audit Committee reviews the Company’s annual financial statements and all material financial reports provided to the stockholders and reviews the Company’s internal auditing, accounting and financial controls.

As stated in the Audit Committee Charter, the Audit Committee also reviews related party transactions and any other matters pertaining to potential conflicts of interest or adherence to the Company’s standards of business conduct.  Related party transactions must be approved by the Audit Committee, who will approve the transaction only if they determine that it is in the best interests of the Company. In considering the transaction, the Audit Committee will consider all relevant factors, including, as applicable: (i) the Company’s business rationale for entering into the transaction; (ii) the alternatives to entering into a related party transaction; (iii) whether the transaction is on terms comparable to those available to third parties, or in the case of employment relationships, to employees generally; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction to the Company.

The Audit Committee is also responsible for appointing, setting compensation for, and overseeing the work of, the Company’s independent registered public accounting firm.  The Audit Committee has established a policy requiring its pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm.  On a periodic basis, the Chief Financial Officer of the Company provides the Audit Committee an estimate for the services needed and seeks pre-approval of such services from the Audit Committee.  The Audit Committee considers whether such services are consistent with the rules of the SEC on auditor independence.  The policy prohibits the Audit Committee from delegating to management the Audit Committee’s responsibility to pre-approve permitted services of the independent registered public accounting firm.

Requests for pre-approval for services must be detailed as to the services to be provided and the estimated total cost and must be submitted to the Company’s Chief Financial Officer. The Chief Financial Officer then determines whether the services requested fall within the guidance of the Audit Committee as to the services eligible for pre-approval.  If the service was not of a type that was already pre-approved or the estimated cost would exceed the amount already pre-approved, then the Chief Financial Officer seeks pre-approval of the Audit Committee on a timely basis.

The Audit Committee operates under a written charter adopted by the Board that complies with all applicable requirements of the SEC and the NYSE.  A copy of the Audit Committee Charter is available at the Company’s website, www.terex.com, under “About Terex” – “Investor Relations” – “Corporate Governance.”  In addition, a copy of the charter is available in print, without charge, to any stockholder who requests this material from the Company.  This charter sets out the responsibilities, authority and duties of the Audit Committee.

See “Audit Committee Report” for a discussion of the Audit Committee’s review of the audited financial statements of the Company for the Company’s fiscal year ended December 31, 2012.

Compensation Committee Meetings and Responsibilities

The Compensation Committee of the Board consists of Messrs. Shaffer (chairperson), DeFosset, Wang and Wine, each of whom is independent as defined in the listing standards of the NYSE.   Each member of the Compensation Committee must have a basic understanding of the components of executive compensation and the role of each component as part of a comprehensive program linking compensation to corporate and individual performance in support of the Company’s objectives. The Compensation Committee met nine times during 2012.

The Compensation Committee assists the Board in its responsibilities regarding compensation of the Company’s senior executives and outside directors, including overall responsibility for approving, evaluating and modifying the Company’s plans, policies and programs for compensation of key management personnel.  The Compensation Committee establishes compensation arrangements for executive officers and for certain other key management personnel.

The Compensation Committee operates under a written charter adopted by the Board that complies with all applicable requirements of the NYSE.  A copy of the Compensation Committee Charter is available at the Company’s website, www.terex.com, under “About Terex” – “Investor Relations” – “Corporate Governance.”  In addition, a copy of the charter is available in print, without charge, to any stockholder who requests this material from the Company.  This charter sets out the responsibilities, authority and duties of the Compensation Committee.  The charter does not provide for any delegation of the Compensation Committee’s duties.

See “Compensation Discussion and Analysis” for a description of the Company’s executive compensation philosophy and executive compensation program, including a discussion of how the compensation of the Company’s executive officers was determined.

Compensation Risk Assessment

The Company conducted a risk assessment of its compensation policies and practices for its employees, including those related to its executive compensation programs.  The findings of the risk assessment were discussed with the Compensation Committee. Based upon the assessment, the Company believes that its compensation policies and practices do not encourage excessive or unnecessary risk-taking and are not reasonably likely to have a material adverse effect on the Company.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee served as one of the Company’s officers or employees during 2012 or was formerly an officer of the Company. None of the Company’s executive officers served as a member of the compensation committee of any other company that has an executive officer serving as a member of the Board or Compensation Committee during 2012. None of the Company’s executive officers served as a member of the board of directors of any other company that has an executive officer serving as a member of the Compensation Committee during 2012.

Corporate Responsibility and Strategy Committee Meetings and Responsibilities

The Corporate Responsibility and Strategy Committee of the Board consists of Ms. Cholmondeley (chairperson), and Messrs. Klinkner, Sachs and Wang, each of whom is independent as defined in the listing standards of the NYSE.  The Corporate Responsibility and Strategy Committee met five times during 2012.

The Corporate Responsibility and Strategy Committee assists the Board in fulfilling its oversight responsibility of the Company’s citizenship responsibilities, as well as preliminarily reviewing management’s long-term strategic planning, including potential acquisitions and divestitures. The Committee assesses policies and activities of the Company in light of the interests of the Company’s stockholders and the ethical principles expected of a socially responsible corporation.  The Committee also reviews the Company’s employee health and safety performance, product safety function and the environmental impact of the Company’s facilities.

The Corporate Responsibility and Strategy Committee operates under a written charter adopted by the Board.  A copy of the Corporate Responsibility and Strategy Committee Charter is available at the Company’s website, www.terex.com, under “About Terex” – “Investor Relations” – “Corporate Governance.”  In addition, a copy of the charter is available in print, without charge, to any stockholder who requests this material from the Company.  This charter sets out the responsibilities, authority and duties of the Corporate Responsibility and Strategy Committee.

Governance and Nominating Committee Meetings and Responsibilities

The Governance and Nominating Committee of the Board consists of Messrs. Sachs (chairperson) and Hansen and Ms. Cholmondeley, each of whom is independent as defined in the listing standards of the NYSE.  The Governance and Nominating Committee met five times during 2012.

The Governance and Nominating Committee plays a central role in planning the size and composition of the Board, developing criteria and implementing the process of identifying, screening and nominating candidates for election to the Board, recommending corporate governance guidelines and actions to improve corporate governance and evaluating individual director and full Board performance.  The Governance and Nominating Committee is also responsible for overseeing a review and assessment of the performance of the Board and its committees at least annually, including establishing the evaluation criteria and implementing the process for evaluation.  The Governance and Nominating Committee, as well as the Board as a whole, does a self-assessment of its performance annually, including with respect to the nomination process.

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by stockholders, the Governance and Nominating Committee applies the criteria set forth in the Guidelines and gives strong consideration to a wide range of diversity factors as a matter of practice when evaluating director nominees, such as race, gender, age, national origin, work experience and tenure with the Board.  These criteria include the candidate’s independence, integrity, diversity, experience, sound judgment in areas relevant to the Company’s businesses, and willingness to commit sufficient time to the Board, all in the context of an assessment of the perceived needs of the Board at that point in time.  Maintaining a balanced experience and knowledge base within the total Board includes considering whether the candidate: (i) is a CEO in companies engaged in capital and industrial goods industries; (ii) has significant executive management experience for multinational business operations; (iii) has extensive knowledge and experience in financial services and capital markets; (iv) has substantial knowledge of the Company and its business; and (v) has unique knowledge and experience and can provide significant contributions to the Board’s effectiveness.  The Board does not have a formal policy regarding director diversity, but considers how the differences in its directors’ backgrounds broaden its business perspective.  All candidates for director are reviewed in the same manner, regardless of the source of the recommendation. For details on how stockholders may submit nominations for directors, see “Other Matters.”

The Governance and Nominating Committee operates under a written charter adopted by the Board that complies with all applicable requirements of the NYSE.  A copy of the Governance and Nominating Committee Charter is available at the Company’s website, www.terex.com, under “About Terex” – “Investor Relations” – “Corporate Governance.”  In addition, a copy of the charter is available in print, without charge, to any stockholder who requests this material from the Company.  This charter sets out the responsibilities, authority and duties of the Governance and Nominating Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of the Common Stock by each person known by the Company to own beneficially more than 5% of the Company’s Common Stock, by each director, by each director nominee, by each executive officer of the Company named in the summary compensation table below, and by all directors and executive officers as a group, as of March 1, 2013 (unless otherwise indicated below).  Each person named in the following table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.  Shares of Common Stock that any person has a right to acquire within 60 days after March 1, 2013, pursuant to an exercise of options or otherwise, are deemed to be outstanding for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding for computing the percentage ownership of any other person shown in the table.

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (2)		PERCENT OF CLASS
BlackRock, Inc.	10,382,880	(3)	9.4%
40 East 52nd Street
New York, NY 10022
Pennant Capital (as defined below)	9,848,172	(4)	8.9%
One DeForest Avenue, Suite 200
Summit, NJ 07901
The Vanguard Group	6,833,339	(5)	6.2%
100 Vanguard Blvd.
Malvern, PA 19355
G. Chris Andersen	160,224	(6)	*
Paula H. J. Cholmondeley	27,999		*
Ronald M. DeFeo	1,598,170	(7)	1.4%
Donald DeFosset	95,368	(8)	*
Thomas J. Hansen	22,817		*
Raimund Klinkner	6,141		*
David A. Sachs	423,188	(9)	*
Oren G. Shaffer	35,805		*
David C. Wang	23,771		*
Scott W. Wine	17,244		*
Phillip C. Widman	378,184	(10)	*
Eric I Cohen	227,223	(11)	*
Timothy A. Ford	217,788	(12)	*
Stoyan (Steve) Filipov	169,607	(13)	*
All directors and executive officers	4,613,415	(14)	4.2%
as a group (22 persons)

*	Amount owned does not exceed one percent (1%) of the class so owned.

(1)	Unless indicated otherwise, each person’s principal address is c/o Terex Corporation, 200 Nyala Farm Road, Westport, CT 06880.

(2)
Certain executive officers and directors maintain margin securities accounts, and the positions held in such margin accounts, which may from time to time include shares of Common Stock, are pledged as collateral security for the repayment of debit balances, if any, in the accounts. At March 1, 2013, no executive officer or director had a debit balance in such accounts.

(3)
BlackRock, Inc. (“BlackRock”) filed a Schedule 13G, dated February 4, 2013, disclosing the beneficial ownership of 10,382,880 shares of Common Stock. This includes BlackRock having sole voting power over 10,382,880 shares of Common Stock and sole dispositive power over 10,382,880 shares of Common Stock.

(4)
Pennant Capital Management L.L.C., Pennant Windward Master Fund, L.P. and Alan Fournier (collectively, “Pennant Capital”) filed a Schedule 13G, dated February 14, 2013, disclosing the beneficial ownership of 9,848,172 shares of Common Stock. This includes Pennant Capital having shared voting power over 9,848,172 shares of Common Stock and shared dispositive power over 9,848,172 shares of Common Stock.

(5)
The Vanguard Group (“Vanguard”) filed a Schedule 13G, dated February 7, 2013, disclosing the beneficial ownership of 6,833,339 shares of Common Stock. This includes Vanguard having sole voting power over 78,470 shares of Common Stock, sole dispositive power over 6,759,769 shares of Common Stock and shared dispositive power over 73,570 shares of Common Stock.

(6)	Includes 5,174 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(7)	Includes 80,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(8)	Includes 2,587 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(9)
Includes 7,800 shares of Common Stock owned by Mr. Sachs’ wife. Mr. Sachs disclaims the beneficial ownership of such shares. Also includes 27,524 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(10)	Includes 22,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(11)	Includes 21,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(12)	Includes 10,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(13)	Includes 12,500 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(14)	Includes 267,652 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

EXECUTIVE OFFICERS

The following table sets forth, as of March 25, 2013, the respective names and ages of the Company’s executive officers, indicating all positions and offices held by each such person. Each officer is elected by the Board to hold office for one year or until his or her successor is duly elected and qualified.

NAME	AGE	POSITIONS AND OFFICES WITH COMPANY
Ronald M. DeFeo	61	Chairman of the Board, Chief Executive Officer and Director
Kevin Bradley	50	Senior Vice President and Chief Financial Officer
Eric I Cohen	54	Senior Vice President, Secretary and General Counsel
Brian J. Henry	54	Senior Vice President, Finance and Business Development
Kevin A. Barr	53	Senior Vice President, Human Resources
Douglas R. Friesen Jr.	55	Senior Vice President, Terex Business Systems
Matthew Fearon	52	President, Terex Aerial Work Platforms
George Ellis	52	President, Terex Construction
Timothy A. Ford	51	President, Terex Cranes
Stoyan (Steve) Filipov	44	President, Terex Material Handling & Port Solutions
Kieran Hegarty	46	President, Terex Materials Processing
Kenneth D. Lousberg	45	President, Terex China

For information regarding Mr. DeFeo, refer to the section above titled “Election of Directors.”

Kevin Bradley became Senior Vice President and Chief Financial Officer on March 20, 2013. He was named Senior Vice President on January 14, 2013 and prior to that was President, Terex Cranes since January 4, 2011.  Previously, Mr. Bradley had been serving as President of Terex Financial Services since August 2005. Prior to joining the Company, Mr. Bradley spent nine years each at GE Capital Corporation and AT&T Capital Corporation, holding positions of increasing responsibility.

Eric I Cohen became Senior Vice President, Secretary and General Counsel of the Company on January 1, 1998. Prior to joining the Company, Mr. Cohen was a partner with the New York City law firm of Robinson Silverman Pearce Aronsohn & Berman LLP (which firm has since merged with Bryan Cave LLP) since January 1992 and was an associate attorney with that firm from 1983 to 1992.

Brian J. Henry was appointed Senior Vice President, Finance and Business Development on October 18, 2002. Mr. Henry previously held the positions of Vice President, Finance and Business Development, Vice President-Finance and Treasurer, and Vice President-Corporate Development and Acquisitions. Mr. Henry also served as the Company’s Director of Investor Relations. Mr. Henry has been employed by the Company since 1993. From 1990 to 1993, Mr. Henry was employed by KCS Industries, L.P. and its predecessor, KCS Industries, Inc., an entity that until December 31, 1993, provided administrative, financial, marketing, technical, real estate and legal services to the Company and its subsidiaries.

Kevin A. Barr became the head of Human Resources for the Company on September 25, 2000 and has held the title Senior Vice President, Human Resources of the Company since January 3, 2006.  Prior to joining the Company, Mr. Barr served as Vice President-Human Resources at DBT Online since 1998. From 1995 to 1998, Mr. Barr was at Nabisco, Inc. as Vice President-Human Resources, Asia/Pacific. Prior to that, Mr. Barr served as Vice President-Human Resources, Asia/Pacific and Latin America with Dun and Bradstreet Corporation from 1990 to 1995, and in various human resources executive positions at Chase Manhattan Bank, N.A. from 1981 to 1990.

Douglas R. Friesen Jr. was named Senior Vice President, Terex Business System effective on April 1, 2011.  Prior to that, Mr. Friesen led the Company’s Cranes operations in Zweibrucken, Germany, as Vice President and Managing Director from September 2008 to March 2011.  Mr. Friesen joined the Company in 2005 as Vice President and General Manager, North America, for Terex Cranes.  Prior to joining the Company, Mr. Friesen held senior leadership roles with JCB Construction Equipment, General Motors Corporation and Toyota Corporation, and has extensive training and experience in implementing lean business processes.

Matthew Fearon was named President, Terex Aerial Work Platforms (AWP) on January 14, 2013. At that time, Mr. Fearon had been serving as Vice President and General Manager of the AWP Americas business since October 2010. Prior to that, Mr.

Fearon was Managing Director of AWP Europe since March 2007. Mr. Fearon joined Genie Industries, Inc. in 1995, which was acquired by Terex in 2002 and Mr. Fearon has held a number of operating positions of increasing responsibility since 1995.

George Ellis was named President, Terex Construction on October 1, 2009 and effective January 14, 2013, Mr. Ellis has responsibility for the Company's operations in India. Previously, Mr. Ellis had been serving as Senior Vice President, Terex Business System, with additional responsibilities leading the Company's Roadbuilding, Manufacturing Services and Health Safety & Environment organizations. Prior to that, he was Vice President and General Manager of the Terex Utility group. Mr. Ellis joined Genie Industries as a site director in 2000 and after the Terex acquisition of Genie Industries in 2002, he became General Manager of the Southaven operation of Terex Construction. Prior to joining Genie Industries, Mr. Ellis held leadership positions at General Electric Company, the Pratt & Whitney division of United Technologies Corporation and PPG Industries, Inc.

Timothy A. Ford was named President, Terex Cranes on January 14, 2013. Mr. Ford also has responsibility for the Company's Latin American operations as well as Corporate Strategic Accounts and Government Programs. Previously, Mr. Ford had been serving as President, Terex Aerial Work Platforms since October 2, 2006.  Prior to joining the Company, since 2005, Mr. Ford was Executive Vice President of The Toro Company, a lawn care and turf maintenance product and service provider.  Previous to that, Mr. Ford held various senior executive positions with The Toro Company since 2001.  Prior to that, he held various senior management positions with Honeywell International Inc. from 1998 through 2001.  Mr. Ford began his career at General Electric Company in 1985.

Stoyan (Steve) Filipov was named President, Terex Material Handling & Port Solutions on January 14, 2013. Mr. Filipov also has responsibility for the Company's operations in Russia and corporate marketing. Previously, Mr. Filipov had been serving as President, Developing Markets and Strategic Accounts since January 16, 2008. Prior to that, Mr. Filipov had been serving as President, Terex Cranes since January 1, 2004. At that time, Mr. Filipov had been serving as President of the international operations for Terex Cranes since July 1, 2002. Prior to that, Mr. Filipov held various other positions with a number of the Company's international businesses. Mr. Filipov started with the Company on September 1, 1995 as Export Manager for one of the Company's crane operations in France.

Kieran Hegarty was named President, Terex Material Processing in March 2010. Prior to that, Mr. Hegarty had been serving as Vice President, Terex Material Processing since January 2006. Previously, he held various general management positions within the Powerscreen group of companies since 1992.

Kenneth D. Lousberg was named President, Terex China on January 4, 2011.  At that time, Mr. Lousberg had been serving as President, China Operations and Business Transformation since November 2009.  Prior to that, Mr. Lousberg had been serving as Vice President and General Manager of Terex Cranes Europe since 2007.  Previous to that, Mr. Lousberg had been serving as Vice President, Terex Business Systems for Terex Cranes since 2005.  Mr. Lousberg joined Genie Industries in 1997 as Plant Manager of the scissor lift business.  Mr. Lousberg took on further expanding roles with Genie Industries both before and after the Terex acquisition of Genie Industries.  Prior to joining Genie Industries, Mr. Lousberg was an engineering manager for the Trane Company and principal consultant of lean manufacturing for Delta Point Consulting.

Code of Ethics and Conduct

The Company has adopted a code of ethics and conduct that applies to all of its directors and employees, including the Company’s principal executive officer, principal financial officer and principal accounting officer, among others.  This code of ethics and conduct is a set of written standards reasonably designed to deter wrongdoing and to promote: honest and ethical conduct; full, fair, accurate, timely and understandable disclosure; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of code violations; and accountability for adherence to the code.  The Company periodically reviews, updates and revises its code of ethics and conduct when it considers appropriate.  A copy of the current code of ethics and conduct is available at the Company’s website, www.terex.com, under “About Terex” – “Investor Relations” – “Corporate Governance.”  In addition, a copy of the code of ethics and conduct is available in print, without charge, to any stockholder who requests this material from the Company.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Compensation Committee of the Board (the “Committee”) continually reviews the compensation programs for the Named Executive Officers (as defined in the Executive Compensation section below) to ensure they achieve the desired goals of aligning the executive compensation structure with the Company’s stockholders’ interests and current market practices. The Company’s executive compensation programs are based on the following core principles: (i) balance between short term and long term compensation and competitive with peers; (ii) pay for performance; (iii) stockholder alignment; and (iv) stockholder engagement.

The Company’s results in 2012 and actions taken by the Committee since January 1, 2012 demonstrate the Committee’s commitment to these principles and illustrate how the executive compensation program responds to business challenges and the marketplace.  Key highlights include the following:

✓	Strong correlation between the Company’s after-tax return on invested capital (“ROIC”) and the compensation paid or provided to Mr. DeFeo during the last three fiscal years.

*   Total Compensation consists of base salary, non-equity incentive compensation, grant date fair values of equity awards and other compensation (as reported in the All Other Compensation column of the Summary Compensation Table).   ROIC is the sum of the Company’s net operating profit for continuing and discontinued operations after tax for each of the previous four quarters divided by the average of the sum of total stockholders’ equity plus debt less cash and cash equivalents for the previous five quarters.  See Item 7 – “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for further detail on the Company’s calculation of ROIC.

✓	Strong correlation between the Company’s total stockholder return and the total realized compensation of
Mr. DeFeo during the last three fiscal years.

CEO TOTAL REALIZED COMPENSATION * vs. TOTAL STOCKHOLDER RETURN

*   Total Realized Compensation represents: Total compensation, as determined under applicable SEC rules, minus (1) the aggregate grant date fair value of performance-based restricted stock awards that have either been forfeited or whose performance has not yet been achieved and (2) the year-over-year change in pension value and nonqualified deferred compensation earnings.  The Committee believes it is important to compare the Company’s performance with Mr. DeFeo’s total realized compensation because the total compensation amount included in the Summary Compensation Table includes several items that are driven by accounting and actuarial assumptions, which are not necessarily reflective of compensation actually realized.

✓	•Income from operations for the Company increased approximately 400% in 2012 versus 2011.

✓	The Company's ROIC increased to 8.0% in 2012 versus 3.7% in 2011.

✓	The Company's total stockholder return in 2012 was 108% (the 100th percentile in the Benchmark Companies (as defined below)).

✓
As a result of the Company's performance, the bonus payouts to the Named Executive Officers for 2012 were approximately 110% of target. This was the first time that the Company has paid bonus amounts above 100% of target since the bonus payouts for 2007.

✓	The long-term compensation awards granted in 2012 to the Named Executive Officers were granted exclusively in the Company's equity and the majority was performance-based.

✓
Approximately $1.1 million in stock awards granted in 2009 and 2011 were forfeited in 2012 by Mr. DeFeo and approximately $0.7 million in stock awards granted in 2009 and 2011 were forfeited in 2012 by the other Named Executive Officers as a result of the Company's failure to achieve performance targets set by the Committee.

✓	The DeFeo Agreement did not contain an excise tax gross up. As a result, the Company no longer has any agreements that contain excise tax gross ups.

✓	Mr. DeFeo and the Committee agreed that his target bonus opportunity for 2012 would be reduced from 200% of base salary to 125% of base salary.

✓
The Committee Chairman conducted meetings with seven of the Company's largest stockholders (accounting for approximately 23% of the Company's outstanding shares) in the first quarter of 2012 to discuss the Company's executive compensation program. The Committee Chairman conducted meetings with five of the Company's largest stockholders (accounting for approximately 15% of the Company's outstanding shares) in the first quarter of 2013 to discuss the Company's executive compensation program.

✓
All of the Company's stockholders were given the opportunity to participate in a virtual stockholder forum on compensation matters prior to last year's annual meeting of stockholders and will be given that opportunity again this year before the Meeting to ask questions of the Committee's chairperson and provide feedback on the Company's executive compensation program.

Executive Compensation Program

The Committee is comprised solely of independent directors committed to applying sound governance practices to compensation decisions. The Committee considers a variety of reports and analyses, such as market survey data, compensation tally sheets and compensation data of peer companies, when making decisions regarding target compensation opportunities and the delivery of awards to the Company’s executives, including the Named Executive Officers.

The Committee has the sole authority to hire and dismiss the outside compensation consultants to the Committee.  For 2012, the Committee retained Meridian Compensation Partners, LLC (“Meridian”), an independent, outside consultant, to support it in determining the compensation of the Company’s executive officers.  Meridian was not given a narrow list of instructions, but rather was engaged to provide the Committee with any and all information and advice that might assist the Committee in performing its duties and analyzing executive pay packages.  In accordance with the Guidelines, the Committee’s compensation consultant did not provide the Company with any other services.

Meridian has performed a comprehensive analysis of the compensation practices of the Benchmark Companies and provided the Committee with compensation data, including updates regarding trends in executive compensation that the Committee utilized in making its decisions.  The comprehensive analysis performed by Meridian indicated that the Committee’s mix of target total compensation is in line with typical market practice.  In addition, the target total cash, target long-term incentives and target total compensation provided to the Company’s executives, in the aggregate, were within the range of competitive market practice.

Compensation Objectives and Principles: The objectives of the Company’s executive compensation program are to: (i) attract and retain executives with the skills critical to the long-term success of the Company; (ii) motivate and reward individual and team performance in attaining business objectives and maximizing stockholder value; and (iii) link a significant portion of compensation to achieving performance goals and appreciation in the total stockholder return of the Company, so as to align the interests of the executives with those of the stockholders.

The Committee believes that its objectives of pay for performance and retention should be appropriately competitive with the Company’s peers and competitors and balanced, so that successful, high-achieving executives will remain motivated and committed to the Company during all phases of the business cycle. The Committee also believes that generally more than half of an executive’s total compensation opportunity should be aligned with the performance of the Company.  As executives progress to higher levels in the Company, an increasing proportion of their pay is linked to Company performance and stockholder returns, because in these roles the executives have a greater ability to affect the Company’s results.  Annual and long-term incentive compensation opportunities should provide the appropriate focus on short- and long-term individual and corporate strategic business results. Long-term stock-based compensation opportunities should represent a larger proportion of total compensation for Named Executive Officers than short-term cash-based opportunities. Difficult but achievable annual objectives should be compatible with sustainable long-term performance.  The allocation in compensation between current and long-term compensation is based on employment market conditions with an emphasis on attraction and retention, as well as attempting to motivate executive officers to achieve excellent results.

Stockholder engagement: Engagement with its stockholders is a key component of the Company’s corporate governance and the Committee believes stockholder engagement is of vital importance in the area of executive compensation as well.  The Committee seeks and is open to input from its stockholders regarding the Company’s executive compensation program.  The Committee also believes it is important for all stockholders to have the ability to voice their comments or concerns on the Company’s executive compensation practices.  Accordingly, in 2012 the Company again held a stockholder forum (live and via the Internet) on compensation matters prior to last year’s annual meeting of stockholders giving all stockholders the ability to ask questions of the Committee’s chairperson and provide feedback on the Company’s executive compensation program.

The Company held its second say-on-pay vote on the compensation of its Named Executive Officers in 2012 as required under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”). In anticipation of the Company’s second say-on-pay vote and in an effort to better understand the thoughts of the Company’s stockholders, the Committee Chairman and one of the Committee members met with seven of the Company’s largest stockholders (accounting for approximately 23% of the Company’s outstanding shares) in the first quarter of 2012 to discuss the Company’s executive compensation program.  On the representative basis of these discussions, the Company learned that its stockholders generally approve of the Company's overall executive compensation program and generally understand the performance oriented nature of the Company's executive compensation program.

The Committee took note of the increased stockholder support in 2012 reflected in the advisory vote on the compensation of the Company's Named Executive Officers as compared to 2011. However, the Committee still believed it was important to continue to engage with stockholders on compensation matters. Consequently, the Committee Chairman met with five of the Company's largest stockholders (accounting for approximately 15% of the Company's outstanding shares) in the first quarter of 2013 to discuss the Company's executive compensation program. Based on these discussions, the Company learned that its stockholders continue to generally approve of the Company’s overall executive compensation program and generally understand the performance oriented nature of the Company’s executive compensation program.  The stockholders also offered comments and suggestions about some of the elements of and performance metrics used in the Company’s executive compensation program.  The Committee will take this feedback into consideration in its ongoing efforts to improve the Company’s executive compensation program and the quality of its compensation disclosures. In addition, the Company will continue to host a stockholder forum on compensation, which will be held this year prior to the Meeting in a further effort to engage with its stockholders on compensation matters.  See page 1 of this Proxy Statement for more information on the Compensation Forum.

Executive Compensation Practices

Peer Group: The Committee designs the Company's total compensation program to be motivational and competitive with the programs of other corporations of comparable revenue size, corporations in the same industry, corporations with which the Company competes for executives, and other manufacturing corporations that may not be in the same industry as the Company but that provide similar returns to their stockholders (the “Benchmark Companies”). In keeping with current best practices, an annual review of the Company's peer group was conducted and the Committee analyzed the composition of the Benchmark Companies. The Committee determined that all of the Benchmark Companies continued to have revenues that were between one-third and three times the Company's revenue. As a result of this analysis and based on the Committee's overall assessment of the Benchmark Companies, the only change made to the Benchmark Companies during 2012 was the removal of Thomas & Betts Corporation due to their acquisition by The ABB Group. The companies currently comprising the Benchmark Companies are:

Peer Group
AGCO Corporation Cameron International Corp. Carlisle Companies Inc. Crane Company Cummins Inc. Danaher Corporation Dover Corporation	Eaton Corporation Flowserve Corporation FMC Technologies, Inc. Hubbell Inc. Illinois Tool Works Inc. Ingersoll-Rand plc Joy Global Inc.	Lennox International Inc. Meritor Inc. Nacco Industries Inc. Navistar International Corporation Oshkosh Corporation PACCAR Inc. Pall Corporation	Parker-Hannifin Corporation Rockwell Automation, Inc. Roper Industries Inc. SPX Corporation Textron Inc. The Manitowoc Company, Inc. Timken Company

Compensation Recoupment Policy: The Board and Committee included a “clawback” provision in the Omnibus Plan that allows the Company to recover all or a portion of any award granted or paid to an executive in the event the award is affected by a restatement of the Company’s financial results caused by errors, omissions or fraud. This policy is in compliance with the requirements of Sarbanes-Oxley.

Internal Pay Equity: As is the case with many companies, the Company relies more heavily on the management and leadership skills of its Chairman and CEO than its other named executive officers.  Mr. DeFeo has been with the Company since 1992, has been CEO since 1995 and Chairman since 1998, and has overseen the transformation of Terex during that time.  As a result, Mr. DeFeo receives a significantly greater amount of compensation than the other Named Executive Officers.

Stock Ownership Guidelines:  The Company has stock ownership guidelines to encourage acquisition and retention of the Company’s common stock, thereby aligning the executives’ interests with the long-term interests of the Company’s stockholders.  These ownership guidelines are based on a multiple of each executive’s base salary.  The following table shows the named executive officers’ ownership levels and their achievement of the relevant target levels as of December 31, 2012:

Named Executive Officer	Total Stock Ownership ($) (1)	Annual Salary ($)	Total Stock Ownership versus Annual Salary (#)	Target Ownership Level Guideline (# times base salary)
Ronald M. DeFeo	$27.8 million	$1,300,000	21.4 times	6 times
Phillip C. Widman	$7.0 million	$618,000	11.3 times	3 times
Eric I Cohen	$3.8 million	$522,596	7.2 times	2.0 times
Timothy Ford	$3.1 million	$528,328	5.8 times	2.5 times
Steve Filipov	$1.9 million	$505,704	3.8 times	2.5 times

(1)   Total Stock Ownership includes (i) shares owned outright and indirectly and (ii) shares that will vest as a result of time without further performance requirements.

Deductibility of Executive Compensation: Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits to $1 million a year the deduction that a publicly held corporation may take for compensation paid to its chief executive officer and the three other most highly compensated employees other than the chief financial officer, unless the compensation is “performance-based.” Performance-based compensation must be based on the achievement of pre-established, objective performance goals under a plan approved by stockholders.

In order to reduce or eliminate the amount of compensation that would not qualify for a tax deduction should the compensation of the CEO or any other executive officer exceed $1 million in any year, the Omnibus Plan was submitted to and previously approved by the Company’s stockholders, so that amounts earned thereunder by certain employees are intended to qualify as performance-based.  Although the Committee attempts to establish and maintain compensation programs that optimize the tax deductibility of compensation, the Committee retains discretion to authorize payment of compensation that may not be fully tax deductible when it believes such payouts would be in the best interest of the Company. However, if our stockholders do not approve proposal 3, which includes re-approval of the material terms of the performance goals under the Omnibus Plan, certain awards that may be granted in the future under the Omnibus Plan may not qualify as performance based compensation and, in some circumstances, the Company may be denied a tax deduction for such compensation.

Executive Compensation Components

The executive compensation program has three principal components: short-term compensation (salary and annual bonus), long-term incentive compensation and post-employment compensation, each of which is described below.  While the components of compensation are considered separately, the Committee takes into account the full compensation package afforded by the Company to the individual executive.

Base Salary: Base salary is determined by evaluating the responsibilities of the position held, the individual’s past experience in his/her current position, current performance, future potential and the competitive marketplace for executive talent.  The Company’s objective is to provide its executive officers with competitive base salaries that are, on average, at the median of the Benchmark Companies.  Base salaries are reviewed annually to ensure that strong performance is reflected in any increase in an executive’s base salary level. The Committee approved the following annual base salary levels for the Named Executive Officers in 2012.

Named Executive Officer	Base Salary Changes Effective During 2012	Prior Base Salary
Ronald M. DeFeo	$1,300,000	$1,250,000
Phillip C. Widman	$618,000	$618,000
Eric I Cohen	$522,596	$509,850
Timothy Ford	$528,328	$512,940
Steve Filipov	$505,704	$493,370

The Committee believed the 2.5-3% salary increases to Messrs. Cohen, Ford and Filipov, effective April 1, 2012, were appropriate as this increase was within the range of base salary increases provided by the Benchmark Companies. Mr. DeFeo received a 4% salary increase in connection with the signing of the DeFeo Agreement. The Committee considered that Mr. DeFeo had not received a salary increase in 2011 and that the increase was not effective until August 1, 2012. Mr. Widman did not receive a salary increase due to his base salary being above the 50th percentile of the Benchmark Companies and the absolute amount of his base salary.

The Committee believes that while the base salary ranges in 2012 for the Company's Named Executive Officers were generally above the 50th percentile, the base salaries for the executive officers as a whole were, in the aggregate, at or slightly above the 50th percentile of the Benchmark Companies. In part, this is a reflection of the long tenure with the Company by a number of the Company's Named Executive Officers. Mr. DeFeo's approximately 18 year tenure as CEO of the Company, significantly above the average tenure of a CEO, is also a principal cause of Mr. DeFeo's base salary being above the 50th percentile of the Benchmark Companies.

Annual Cash Bonus: In addition to base salary, each executive officer is eligible for an annual cash bonus under the Omnibus Plan, which was adopted by the Board and the stockholders of Terex in 2009.  The Committee’s objective is to provide the Company’s executive officers with a competitive bonus opportunity that is at the median of bonus target percentage ranges for the Benchmark Companies.  The goal of the management annual incentive bonus program is to provide bonus opportunity and reward executives when their actions drive the overall performance of the Company.  While there is downside risk to the executive in having a performance component that can result in no bonus, there is also an upside opportunity if the Company and the individual both perform well.  This meets the Committee’s objective that superior performance that adds value to the Company should be rewarded and performance that does not meet expectations should have negative consequences.  The Committee, in its sole discretion, may increase, decrease or eliminate the payment of a bonus to any executive officer who is not a Covered Employee (as defined in Section 162(m) of the Code) under certain extraordinary events in accordance with the bonus plan.

Bonus payouts are based upon the Company's performance and the executive's individual performance, both measured against previously determined targets. The individual targets include both financial and non-financial metrics, and contain individual and Company performance measures. The CEO's bonus target for 2012 was 125% of his base salary. Mr. DeFeo and the Committee agreed that his target bonus opportunity would be reduced for 2012 from 200% of base salary to 125% of base salary in an effort to more closely align Mr. DeFeo's target bonus opportunity with those found in the Benchmark Companies. The bonus targets of the other executive officers generally range from 50% - 75% of their base salary.

The Committee believes that bonus target percentage ranges for the Company's executive officers, were in a range around the 50th percentile of bonus target percentage ranges for the Benchmark Companies. Due to the Company's financial performance in 2012, the actual 2012 bonus payouts for each of the named executive officers, were generally at or slightly above the bonus target percentage ranges for the Benchmark Companies. The Committee believes this is consistent with its philosophy of paying for superior performance, which is reflected in the Company's significant improvement in income from operations in 2012 versus 2011 and achieving the top total shareholder return of the Benchmark Companies in 2012.

In 2012, 70% of the bonus target for each of the Named Executive Officers was based upon an ROIC measurement determined at the overall Terex level and the other 30% was based on individual performance areas. For 2012, as in 2011, the Committee determined that no bonuses would be paid if the Company did not have positive net income in 2012 so that an executive would not have received any bonus for 2012 even if he exceeded his individual performance targets.

Named Executive Officer (Other than CEO) Bonus Targets:

Quantitative Targets: The Committee historically has used ROIC as one of the primary measures to assess operational performance, as it measures how effectively the Company uses money invested in its operations, and the Committee believes this is a metric that is strongly aligned to stockholder interests.  ROIC highlights the level of value creation when compared to the Company’s cost of capital.  The after tax measurement of ROIC is important because the Committee believes tax planning and management are important components of the Company’s overall performance.

For 2012, the targeted ROIC value was 7.4%, which was based upon the 2012 budgeted operating forecast of the Company, approved by the Board in December 2011, as adjusted to reflect certain unusual and unforeseeable items.  The following table indicates the correlation between the Company’s ROIC and the payout percentage of the quantitative portion of the bonus target:

2012 ROIC	Payout Percentage
Below 5.4%	0%
5.4%	50%
6.4%	75%
7.4%	100%
8.4%	125%
9.4%	150%
10.4%	175%
11.4% or greater	200%

Qualitative Targets: Individual performance for each of the executive officers can include all or any combination of segment performance, business unit performance, personal goals, as well as other financial and non-financial measurements.  The CEO is responsible for determining individual performance measurements for each of his direct reports.  The individual performance calculation for the executive officers, other than the CEO, is done on a holistic basis in evaluating the achievement of such goals rather than based upon a rigid formula.  The difficulty in achieving the targeted goals depends on a variety of factors, some of which are in the executive’s control and some of which are not.  These targets are established annually based on the business plan of the Company for the coming year and in conjunction with the executive’s annual review by the CEO.  If the Company achieves its business plan objectives for the year, the Committee believes the goals are attainable.  Unlike the quantitative targets, the maximum payout percentage for qualitative targets is 100%. This is done in an effort to increase the alignment of the executives' interests and the Company's stockholders.

The Company’s ROIC performance for 2012 was 8.0%, which resulted in a payout of 115.0% of the quantitative target.  The following table shows the total 2012 bonus payout under the Omnibus Plan, and details the bonus amount that was earned for the quantitative and qualitative portions of the 2012 bonus for each of the Named Executive Officers other than the CEO.

Name	Bonus Amount for Achievement of Quantitative Targets	Bonus Amount for Achievement of Qualitative Targets	Total Bonus
Phillip C. Widman	$373,118	$139,050	$512,168
Eric I Cohen	$250,883	$93,497	$344,380
Timothy Ford	$316,490	$117,947	$434,437
Steve Filipov	$303,468	$113,093	$416,561

CEO Bonus Targets:

Quantitative Targets: Consistent with the other Named Executive Officers, the 2012 quantitative financial performance measure was ROIC for Mr. DeFeo and represented 70% of his bonus target.

Qualitative Targets: The following table provides a detailed listing of the qualitative performance measures that were considered by the Committee and their percentage weighting:

Performance Measure	Weighting (%)	Goals
Management Development	7.5%	Continue succession planning efforts. Complete evaluation of Material Handling & Port Solutions leadership.
Forecasting and Planning	7.5%	Improve accuracy of quarterly and annual guidance of key financial metrics. Continue to improve the quarterly financial closing process.
Demag Cranes Integration	7.5%	Complete Domination and Profit and Loss Transfer Agreement. Implement a multi-pronged approach for integration and achieve targeted cost savings.
Business Development and Capital Structure	7.5%	Complete a strategic review of existing portfolio. Evaluate credit and capital market developments and take action if conditions are appropriate. Evaluate acquisition opportunities.

The following tables detail the quantitative and qualitative portions of Mr. DeFeo’s 2012 bonus amount:

Quantitative Bonus Goal	Quantitative Bonus Target Amount	Bonus Amount for Achievement of Quantitative Targets
ROIC	$1,111,979	$1,278,776
Total	$1,111,979	$1,278,776

Qualitative Bonus Goal	Qualitative Bonus Target Amount	Bonus Amount for Achievement of Qualitative Targets
Management Development	$119,141	$119,141
Forecasting and Planning	$119,140	$119,140
Demag Cranes Integration	$119,141	$119,141
Business Development and Capital Structure	$119,141	$119,141
Total	$476,563	$476,563

Benefits and Perquisites: The Company previously eliminated substantially all perquisites that applied only to its executive officers other than benefits which are also provided generally to all other U.S.-based salaried employees, such as Company-paid life insurance and matching contributions in the Company’s 401(k) Plan and Employee Stock Purchase Plan, medical, dental and vision plans, flexible spending accounts, long and short-term disability coverage and relocation reimbursements and payments. In addition, executive officers, as well as certain other middle management team members of the Company, may elect to defer compensation and receive matching contributions in the Company’s deferred compensation plan. In 2012, none of the Named Executive Officers participated in the Company's deferred compensation plan.

Long-Term Incentive Compensation: One of the primary components of the Company’s long-term incentive compensation is the granting of restricted stock awards to executive officers, including awards which have a performance-based component.  In this manner, the stock awards have the dual objective of helping to build stockholder value while also serving to retain and motivate the Company’s senior leadership.  Long-term incentive compensation is designed to provide wealth creation for executives if stockholder value is created.

The Company’s objective is to provide its executive officers with long-term incentive awards that are generally within the third quartile of the award level at the Benchmark Companies.  Long-term incentive awards may include cash and non-cash components.  When determining the size of equity awards, the Committee also believes that there is merit in taking into account the amount of equity that an executive owns in the Company, and the Committee undertook an extensive review in 2012 of the equity ownership in the Company of each of the executives.  However, the overriding factor in determining the size and amount of equity grants is ensuring that grants are motivational and measurable, while providing competitive equity grants that are determined based on grant date economic value.  In 2012, the long-term incentive awards to the Named Executive Officers were, in the aggregate, within the third quartile of the award level at the Benchmark Companies.

For each of the executive officers, other than Messrs. DeFeo and Widman, the economic value of the time and performance based components of the restricted stock awards granted in 2012 were intended to each be approximately 50% of the total restricted stock award value.  The restricted stock awards for Messrs. DeFeo and Widman were more heavily performance-based than that of the other executives because the Committee believes that they are the two executives with the highest level of decision-making in the Company and, therefore, have the greatest potential impact on the Company’s overall performance.  As a result, the Committee believes their compensation should be more heavily weighted to the Company’s overall performance than that of the other executive officers.

2012 Stock Awards: The Company’s policy is to make grants of stock awards in the first quarter of each calendar year, which is soon after the Company’s prior year’s results are finalized and released publicly, as well as after the Company’s budget has been finalized for the coming year.

Following that policy, in February 2012, the executive officers were granted restricted stock awards.  The restricted stock grants for the executives contained both time-based awards and performance-based awards.  Each time-based award will vest solely on the passage of time over a three-year period, with one-third of the time-based award vesting on March 1 of each of 2013, 2014 and 2015, to the extent the executive is still employed with the Company.

Each equity grant also included two performance-based awards. The first performance-based restricted stock award (the “EPS Shares”) is contingent upon the Company achieving a targeted EPS in each of 2012, 2013 and 2014 (the “EPS Target”). For each of 2012, 2013 and/or 2014, the proportionate target shares will be received if the Company achieves its EPS Target for such year, with the amount subject to increase or decrease for attainment above or below the EPS Target for such year. The EPS Target for 2012 was $1.75 per share, which was then adjusted to reflect certain unusual and unforeseeable events, including debt repayments and restructurings. As a result of the Company's performance, the executives earned 127.4% of the 2012 portion of the performance-based award. The EPS Target for 2013 is $2.50 per share for the year, excluding any impact from restructuring or unusual items. The EPS Target for 2014 will be based upon the budget approved by the Board for that year. The executive will receive 100% of the EPS Shares for a particular year if the Company achieves the EPS Target for such year. For performance that fails to meet the EPS Target, less than 100% of the EPS Shares will be received, with the actual payment amount corresponding directly with the level of achievement under the target (e.g., 90% achievement would result in a 75% payment, 80% achievement would result in a 50% payment and less than 80% achievement would result in no payment). Alternatively, for performance that exceeds the EPS Target, greater than 100% of the EPS Shares will be received, with the actual payment amount corresponding directly with the level of achievement in excess of the target (e.g., 110% achievement would result in a 125% payment, 120% achievement would result in a 150% payment and greater than 120% achievement is capped at a payment of 150%).

The second performance-based restricted stock award (the “TSR Shares”) is contingent upon the Company achieving a percentile rank of 60th (the “TSR Target”) against the Benchmark Companies for three year annualized total stockholder return (“TSR”) for the period January 1, 2012 through December 31, 2014.  TSR combines share price appreciation and dividends paid to measure the total return to shareholders.  TSR is calculated by adding the change in a company’s stock price during a specified time period to any dividends paid by such company during the time period and dividing that sum by the stock price of such company at the beginning of the period.  The executive will receive 100% of the TSR Shares if the Company achieves the TSR Target.  For each percentile increase or decrease in attainment above or below the TSR Target, the amount of shares to be received will increase or decrease by 2.5%.  For attainment at or above the 80th percentile, the amount of shares to be received will be capped at 150% of the TSR Shares.  If attainment is at the 40th percentile, the amount of shares to be received will be 50% of the TSR Shares.  For performance below the 40th percentile, no shares will be received.

The Committee believes that the three year measurement period for these awards and these performance metrics helps motivate long-term decision making and better aligns the interests of the executives and the Company’s stockholders.

In connection with the execution of the DeFeo Agreement, Mr. DeFeo received a one-time grant of 100,000 time-based shares that will vest in full on December 31, 2015. In addition, over the term of the DeFeo Agreement, Mr. DeFeo is to receive performance-based equity awards in the aggregate of $7.25 million and performance-based cash awards in the aggregate of $7.25 million. Both the performance-based equity and cash awards will vest in 2016 and 2017 based upon the Company's EPS performance in 2013, 2014 and 2015 and based upon the Company's TSR as compared to a peer group of companies over certain pre-determined time periods. The number of shares of the performance-based equity awards will be determined based on the Company's stock price at the close of the market on the first business day of 2013, 2014 and 2015 as reported on the New York Stock Exchange.

Post-Employment Compensation

Retirement Plans and Life Insurance: The Company offers a variety of mechanisms for its executive officers to plan for their retirement. These plans are offered to attract and retain executive officers by offering them benefits similar to those offered by the Benchmark Companies. The retirement plans offered by the Company to its executive officers generally include a 401(k) plan, which is also offered to most of the Company's U.S. based employees, a deferred compensation plan, a defined benefit supplemental executive retirement plan (“DB SERP”), a defined contribution supplemental executive retirement plan (“DC SERP”, and together with the DB SERP, the “SERPs”) and, for the CEO, a defined benefit pension plan which has been frozen since 1993. The DB SERP is closed to new participants. A senior executive participating in the DB SERP is not eligible to participate in the DC SERP. Pursuant to the DeFeo Agreement, the annual benefit Mr. DeFeo is entitled to receive under the DB SERP is fixed at $1 million and pursuant to the Transition and Retirement Agreement between the Company and Mr. Widman, dated October 19, 2012 (the “Widman Agreement”), the annual benefit Mr. Widman is entitled to receive under the DB SERP is fixed at $131,830. In accordance with these agreements, the SERP benefits for Messrs. DeFeo and Widman shall be funded in an irrevocable rabbi trust. See “Pension Benefits” for a description of the SERPs and “Nonqualified Deferred Compensation” for a description of the Company's deferred compensation plan.

In addition, each executive officer receives a life insurance benefit that provides his or her family with a core level of security in case of the premature death of the executive officer. The Company provides each executive officer with a group life insurance benefit that is approximately two times his or her base salary. The Company owns a universal life insurance policy on the life of Mr. DeFeo in the amount of $10,000,000. Pursuant to the terms of a life insurance agreement, the Trustee of the Ronald M. DeFeo 1996 Life Insurance Trust has the right to designate a beneficiary or beneficiaries to receive the insurance proceeds from this policy on Mr. DeFeo's death, subject to the Company's right to first receive a certain portion of the insurance proceeds. Pursuant to the DeFeo Agreement, the Company has agreed to transfer the life insurance policy to Mr. DeFeo at the expiration of the life insurance agreement.

Termination of Employment and Change in Control Arrangements: Each of the Named Executive Officers, other than Mr. DeFeo, was a party to a Change in Control and Severance Agreement with the Company that was entered into in April 2008 or June 2009 (collectively, the “Executive Agreements”). The Executive Agreements for Messrs. Widman, Ford, Filipov and Cohen were amended and restated in March 2011 to remove the provision providing for a gross up payment if an excise tax is imposed on the change of control payments and benefits under Sections 280G and 4999 of the Code. This change was consistent with the Committee's determination in December 2009 that any Change in Control and Severance Agreements that the Company enters into in the future will not contain any excise tax gross up payments. The Company and Mr. DeFeo entered into the DeFeo Agreement that contains provisions regarding termination of employment and change in control circumstances. The DeFeo Agreement does not contain an excise tax gross up. As a result, the Company no longer has any agreements that contain excise tax gross ups.

The Executive Agreements provide the executive officers with a core level of assurance that their actions on behalf of the Company and its stockholders can proceed without the potential distraction of short-term issues that may affect the Company (e.g., merger, buyout, etc.) and helps ensure that they continue to act in the best interests of the Company.  In addition, these agreements contain measures that protect the Company as well, such as confidentiality, non-compete and non-solicitation provisions.  The key terms of these agreements are generally customary provisions for agreements of this type and are described below in “Potential Payments Upon Termination or Change in Control.”

Mr. Widman and the Company together agreed that Mr. Widman would retire from the Company effective March 31, 2013, or such earlier or later date that the Company requested, provided that such date would in no event be later than June 30, 2013. In connection with this decision, Mr. Widman and the Company entered into the Widman Agreement. Pursuant to the Widman Agreement, Mr. Widman will receive $2,280,000 paid in monthly installments over a two year period. Mr. Widman's time-based restricted equity awards will vest upon his retirement and his performance-based cash and equity awards will not expire upon his retirement and will continue to vest in accordance with the terms of the applicable award agreement.

EXECUTIVE COMPENSATION

Summary Compensation Table

The Summary Compensation Table below shows the compensation for the three previous fiscal years of the Company's CEO and Chief Financial Officer. The Summary Compensation Table also shows the compensation for the 2012 fiscal year for each of the Company's three other highest paid executive officers who had 2012 total qualifying compensation in excess of $100,000 (the “Named Executive Officers”), as well as the compensation for one or both of the prior two fiscal years if such executive officer qualified as a Named Executive Officer in such year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)
Ronald M. DeFeo	2012	$1,270,833	-0-	$8,492,596	-0-	$3,905,831	$4,528,341	$189,264	$18,386,865
Chairman and Chief	2011	$1,250,000	-0-	$4,235,589	-0-	$2,085,500	$2,171,396	$181,073	$9,923,558
Executive Officer	2010	$1,135,000	-0-	$4,250,000	-0-	$436,000	$1,900,507	$178,623	$7,900,130
Phillip C. Widman	2012	$618,000	-0-	$1,654,633	-0-	$512,168	$560,953	$22,198	$3,367,952
Senior Vice President and	2011	$613,500	-0-	$1,781,537	-0-	$446,557	$511,382	$18,810	$3,371,786
Chief Financial Officer	2010	$600,000	-0-	$1,716,581	-0-	$136,530	$218,289	$16,360	$2,687,760
Eric I Cohen Senior Vice President, Secretary and General Counsel	2012	$519,409	-0-	$1,091,875	-0-	$344,380	$747,341	$19,285	$2,722,940
Timothy A. Ford President, Cranes	2012	$524,481	-0-	$1,235,835	-0-	$434,437	$3,866	$100,421	$2,299,040
	2011	$508,918	-0-	$1,000,937	-0-	$350,222	$1,796	$77,934	$1,939,807
Steve Filipov	2012	$502,620	-0-	$1,056,615	-0-	$416,561	$216,736	$89,397	$2,281,929
President, Terex Material	2011	$489,777	-0-	$867,511	-0-	$321,668	$595,774	$84,740	$2,359,470
Handling & Port Solutions	2010	$479,000	-0-	$929,810	-0-	$108,996	$137,161	$380,239	$2,035,206

(1)     See Note P – “Stockholders’ Equity” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for a detailed description of the assumptions that the Company used in determining the dollar amounts recognized for financial statement reporting purposes of its stock awards.

(2)     The amounts listed in the Stock Awards column are the aggregate grant date fair value amounts computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The amounts listed in the Stock Awards column include awards that are subject to performance conditions. For the 2012 awards, if the maximum performance is achieved, the stock award amounts for Messrs. DeFeo, Widman, Cohen, Ford and Filipov would be $11,084,579, $2,338,344, $1,382,885, $1,565,221 and $1,338,233, respectively. Approximately $6.7 million in stock awards granted in 2008 and 2009 were forfeited in 2011 by Mr. DeFeo and approximately $4.5 million in stock awards granted in 2008 and 2009 were forfeited in 2011 by the other Named Executive Officers as a result of the Company's failure to achieve performance targets set by the Committee. Approximately $1.1 million in stock awards granted in 2009 and 2011 were forfeited in 2012 by Mr. DeFeo and approximately $0.7 million in stock awards granted in 2009 and 2011 were forfeited in 2012 by the other Named Executive Officers as a result of the Company's failure to achieve performance targets set by the Committee.

(3)    The amount in this column for 2012 for Mr. DeFeo is comprised of a cash award that was granted in 2009 under the Omnibus Plan and vested and became payable in February 2012 ($2,151,905) and the 2012 annual incentive award granted under the Omnibus Plan ($1,755,339). The 2012 amounts for Messrs. Widman, Cohen, Ford and Filipov reflect annual incentive awards earned during fiscal year 2012 under the Omnibus Plan. The amounts included in this column for 2011 are comprised of cash awards that were granted in 2009 under the Omnibus Plan and vested and became payable upon completion of the Company's Annual Report on Form 10-K for the year ended December 31, 2011 and the 2011 annual incentive award granted under the Omnibus Plan. The amount of the 2009 cash award that was earned by the executives was only 1/6 of the initial grant amount as the Company's performance in 2009, 2010 and 2011 were below the Committee's expectations. The amounts in this column for 2010 reflect annual incentive awards earned during fiscal year 2010 under the Omnibus Plan.

(4)   The amounts in this column for Messrs. DeFeo, Widman, Cohen and Filipov reflect the actuarial increase in the present value of the Named Executive Officers’ benefits under all defined benefit pension plans.  No Named Executive Officer received preferential or above-market earnings on deferred compensation, except for Mr. Ford who received $3,866 in earnings that were above-market or preferential.

(5)  As part of its competitive compensation program, the Company in 2012 provided its Named Executive Officers with certain perquisites and other personal benefits.  The amounts listed below are the aggregate incremental cost of the benefits and perquisites paid by the Company.  The aggregate incremental cost to the Company is computed as the actual out-of-pocket cost to the Company of supplying such perquisite.  For example, the amount listed under the Company Paid

Life Insurance column is the amount that the Company paid to a third party as a result of providing the life insurance to the Named Executive Officer.  As part of their compensation, each of the Named Executive Officers in 2012 received the benefits and perquisites listed in the table below:

Name	Disability Premiums	401(k) Matching Contributions	Employee Stock Purchase Plan Company Contributions	Company Paid Life Insurance	Other*	Total
Ronald M. DeFeo	$8,951	$12,500	$1,800	$166,013	-0-	$189,264
Phillip C. Widman	$4,919	$12,500	$1,800	$2,979	-0-	$22,198
Eric I Cohen	$4,229	$12,500	-0-	$2,506	$50	$19,285
Timothy A. Ford	$4,248	$12,500	$975	$2,506	$80,192	$100,421
Steve Filipov	$4,124	$12,500	-0-	$2,506	$70,267	$89,397

*   The amount shown for Mr. Cohen is for a wellness award, the amount shown for Mr. Ford consists of the Company's contribution to the DC SERP and the amount shown for Mr. Filipov is for the reimbursement of Mr. Filipov's children's education.

(6) Mr. Widman stepped down from his position as Senior Vice President and Chief Financial Officer effective March 20, 2013 and will be retiring from the Company effective March 31, 2013.

Grants of Plan-Based Awards
The following table sets forth information on grants of awards under the Company’s equity and non-equity incentive plans during 2012 to the Named Executive Officers.  The amount of stock awards, option awards and non-equity incentive plan compensation recognized for financial reporting purposes by the Company for the Named Executive Officers during 2012 is also listed in the Summary Compensation Table.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Ronald M. DeFeo	3/27/2012				15,918	31,836	47,754				$749,738
	3/27/2012				15,919	31,837	47,756				$808,341
	3/27/2012				15,919	31,837	47,756				$808,341
	3/27/2012				47,755	95,510	143,265				$2,817,545
	3/27/2012							47,755			$1,124,630
	8/9/2012							100,000			$2,184,000
	N/A	$59,570	$1,588,542	$2,700,521
Phillip C. Widman	2/29/2012				4,057	8,113	12,170				$191,467
	2/29/2012				4,057	8,113	12,170				$191,467
	2/29/2012				4,057	8,114	12,171				$191,490
	2/29/2012				12,170	24,340	36,510				$792,997
	2/29/2012							12,170			$287,212
	N/A	$69,525	$463,500	$787,950
Eric I Cohen	2/29/2012				1,673	3,346	5,019				$84,955
	2/29/2012				1,674	3,347	5,021				$84,980
	2/29/2012				1,674	3,347	5,021				$84,980
	2/29/2012				5,020	10,040	15,060				$327,103
	2/29/2012							20,081			$509,857
	N/A	$46,748	$311,656	$529,815
Timothy A. Ford	2/29/2012				1,894	3,788	5,682				$96,177
	2/29/2012				1,894	3,788	5,682				$96,177
	2/29/2012				1,894	3,788	5,682				$96,177
	2/29/2012				5,682	11,364	17,046				$370,239
	2/29/2012							22,728			$577,064
	N/A	$58,973	$393,156	$668,365
Steve Filipov	2/29/2012				1,619	3,238	4,857				$82,213
	2/29/2012				1,620	3,239	4,859				$82,238
	2/29/2012				1,620	3,239	4,859				$82,238
	2/29/2012				4,858	9,716	14,574				$316,547
	2/29/2012							19,432			$493,378
	N/A	$56,547	$376,978	$640,862

______________________

On February 29, 2012, except for Mr. DeFeo, whose grant was made on March 27, 2012, grants of Common Stock subject to restrictions on transfer, conditions of forfeitability and other limitations and restrictions (“Restricted Stock”) with performance-based criteria (“Performance Shares”) were made under the Omnibus Plan to Mr. DeFeo (95,510 shares), Mr. Widman (24,340 shares), Mr. Cohen (10,040 shares), Mr. Ford (11,364 shares) and Mr. Filipov (9,716 shares). The value of the Performance Shares set forth in the table above for Messrs. DeFeo, Cohen, Ford and Filipov is based on the closing price on the NYSE of the Common Stock on the date of grant, which was $25.39 per share on February 29, 2012 and $23.55 on March 27, 2012. The value of the Performance Shares set forth in the table above for Mr. Widman is based on the closing price on the NYSE of the Common Stock on the date of the Widman Agreement, which was $23.60 per share on October 19, 2012, as Mr. Widman's grant was modified by the terms of the Widman Agreement. When performance targets are established for future years and the grant date established per ASC Topic 718, any incremental change will be reflected in the year in which such performance target is set. These Performance Shares will vest in full in 2015 if the Company achieves a targeted EPS in each of 2012, 2013 and 2014. The number of shares in this grant is subject to adjustment, up or down, based upon attainment above or below the targeted EPS measurement. The executives each earned 127.4% of the 2012 performance-based award. See the “Compensation Discussion & Analysis” section above for a detailed description of the performance measures used in this grant. Upon the earliest to occur of a change in control of the Company or the death or disability of the recipient of the grant, any unvested portion of such Performance Shares shall vest immediately. Dividends, if any, are paid on vested Performance Shares at the same rate as paid to all stockholders.

In addition, on February 29, 2012, except for Mr. DeFeo, whose grant was made on March 27, 2012, grants of Performance Shares were made under the Omnibus Plan to Mr. DeFeo (95,510 shares), Mr. Widman (24,340 shares), Mr. Cohen (10,040 shares), Mr. Ford (11,364 shares) and Mr. Filipov (9,716 shares). The value of the Performance Shares granted to such Named Executive Officers set forth in the table above was not based on the closing stock price on the NYSE of the Common Stock on the date of grant, as the Performance Shares were based on a market condition.  The Company used the Monte Carlo method to provide grant date fair value for these Performance Shares, determined to be $29.50 per share for Mr. DeFeo's shares and $32.58 for the shares awarded to Messrs. Widman, Cohen, Ford and Filipov. See Note P - “Stockholders' Equity” in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 for a detailed description of the assumptions that the Company used to arrive at this valuation. These Performance Shares will vest in full in 2015 if the Company achieves a targeted percentile rank against a peer group of 28 companies for three year annualized TSR. The number of shares in this grant is subject to adjustment, up or down, based upon attainment above or below the targeted TSR measurement. See the “Compensation Discussion & Analysis” section above for a detailed description of the performance measures used in this grant. Upon the earliest to occur of a change in control of the Company or the death or disability of the recipient of the grant, any unvested portion of such Performance Shares shall vest immediately. Dividends, if any, are paid on vested Performance Shares at the same rate as paid to all stockholders.

In addition, on February 29, 2012, except for Mr. DeFeo, whose grant was made on March 27, 2012, grants of Restricted Stock were made under the Omnibus Plan to Mr. DeFeo (47,755 shares), Mr. Widman (12,170 shares), Mr. Cohen (20,081 shares), Mr. Ford (22,728 shares) and Mr. Filipov (19,432 shares). The value of the Restricted Stock granted to such Named Executive Officers, except for Mr. Widman, set forth in the table above is based on the closing stock price on the NYSE of the Common Stock on the date of grant ($23.55 per share on March 27, 2012 for Mr. DeFeo and $25.39 per share on February 29, 2012 for Messrs. Cohen, Ford and Filipov). The value of the Restricted Stock for Mr. Widman is based on the closing price on the NYSE of the Common Stock on the date of the Widman Agreement, which was $23.60 per share on October 19, 2012, as Mr. Widman's grant was modified by the terms of the Widman Agreement. These shares of Restricted Stock will vest as follows: 1/3 on March 1, 2013, 1/3 on March 1, 2014 and 1/3 on March 1, 2015, to the extent the Named Executive Officer is still employed with the Company, except for Mr. Widman’s shares which will vest upon his retirement. Upon the earliest to occur of a change in control of the Company or the death or disability of the recipient of the grant, any unvested portion of such Restricted Stock shall vest immediately. Dividends, if any, are paid on Restricted Stock awards at the same rate as paid to all stockholders.

It is generally the Company's policy not to enter into employment contracts unless it is legally required or customary to do so in a particular country. However, the Board has determined that maintaining Mr. DeFeo's services is important to the long-term strategy of the Company and that the loss of Mr. DeFeo's services could have a significant, negative impact on the Company's business. Therefore, the Company feels it is prudent to have an employment agreement with Mr. DeFeo. Mr. DeFeo's employment agreement expires on December 31, 2015. The Company relies on the management and leadership skills of its other Named Executive Officers, but not to the same extent that it relies on Mr. DeFeo, and accordingly these executives are not bound by employment agreements. The Company's other executive officers are strictly at-will employees. Each of the Company's executive officers, including Mr. DeFeo, have their compensation reviewed on an annual basis.

Under the DeFeo Agreement, Mr. DeFeo receives an annual base salary, subject to adjustment by the Board, as well as annual bonuses and long-term incentive compensation during his term of employment in accordance with any plan or plans established by the Company. The Company also agreed to use its best efforts to have Mr. DeFeo elected as a member of the Board and, consistent with generally accepted best corporate governance standards, Chairman of the Board during the term of the DeFeo Agreement. For additional information regarding Mr. DeFeo's employment agreement, see “Potential Payments Upon Termination or Change in Control.”

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes the amount of unexercised stock options, Restricted Stock that has not vested and equity incentive plan awards that have not yet vested for each of the Named Executive Officers as of December 31, 2012.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Ronald M. DeFeo	100,000			$5.59	3/13/2013
	80,000			$16.35	5/7/2014
									125,000	(2)	$3,513,750
									125,000	(3)	$3,513,750
						11,046	(4)	$310,503
									15,201	(5)	$427,300
									15,201	(6)	$427,300
									45,603	(7)	$1,281,900
						47,755	(8)	$1,342,393
						100,000	(9)	$2,811,000
									31,836	(10)	$894,910
									31,837	(11)	$894,938
									31,837	(12)	$894,938
									95,510	(13)	$2,684,786
Phillip C. Widman	12,000			$17.35	3/11/2014
	10,000			$45.75	6/1/2016
						21,429	(14)	$602,369
									26,288	(15)	$738,956
									26,288	(16)	$738,956
						4,646	(14)	$130,599
									6,394	(5)	$179,735
									6,394	(6)	$179,735
									19,181	(7)	$539,178
						12,170	(14)	$342,099
									8,113	(10)	$228,056
									8,113	(11)	$228,056
									8,114	(12)	$228,085
									24,340	(13)	$684,197

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Eric I Cohen	5,000			$17.35	3/11/2014
	16,000			$45.75	6/1/2016
						10,715	(17)	$301,199
									13,144	(15)	$369,478
									13,144	(16)	$369,478
						5,808	(4)	$163,263
									1,998	(5)	$56,164
									1,998	(6)	$56,164
									5,994	(7)	$168,491
						20,081	(8)	$564,477
									3,346	(10)	$94,056
									3,347	(11)	$94,084
									3,347	(12)	$94,084
									10,040	(13)	$282,224
Timothy A. Ford	10,000			$45.22	10/2/2016
						13,393	(17)	$376,477
									16,430	(15)	$461,847
									16,430	(16)	$461,847
						7,259	(4)	$204,051
									2,498	(5)	$70,219
									2,498	(6)	$70,219
									7,493	(7)	$210,628
						22,728	(8)	$638,884
									3,788	(10)	$106,481
									3,788	(11)	$106,481
									3,788	(12)	$106,481
									11,364	(13)	$319,442
Steve Filipov	2,500			$17.35	3/11/2014
	10,000			$ 45.75	6/1/2016
						11,608	(17)	$326,301
									14,239	(15)	$400,258
									14,239	(16)	$400,258
						6,292	(4)	$176,868
									2,165	(5)	$60,858
									2,165	(6)	$60,858
									6,494	(7)	$182,546
						19,432	(8)	$546,234
									3,238	(10)	$91,020
									3,239	(11)	$91,048
									3,239	(12)	$91,048
									9,716	(13)	$273,117

(1)     Values based on the closing price of the Company's Common Stock on the NYSE on December 31, 2012 of $28.11.

(2)    The shares of Restricted Stock will vest upon satisfaction of all of the following: (i) the Company's closing stock price is 25% above the closing stock price on the date of grant for 30 consecutive trading days; (ii) the Company's closing stock price equals or exceeds $45.00 for ten consecutive trading days; and (iii) the fourth anniversary of the date of grant shall have occurred. If all of the above criteria are not satisfied on or prior to March 3, 2017, the performance award shall be forfeited.

(3)    The shares of Restricted Stock will vest upon satisfaction of all of the following: (i) the Company's closing stock price is 25% above the closing stock price on the date of grant for 30 consecutive trading days; (ii) the Company's closing stock price equals or exceeds $60.00 for ten consecutive trading days; and (iii) the fourth anniversary of the date of grant shall have occurred. If all of the above criteria are not satisfied on or prior to March 3, 2017, the performance award shall be forfeited.

(4)    The shares of Restricted Stock will vest as follows: 1/2 on March 22, 2013 and 1/2 on March 22, 2014.

(5)    The shares of Restricted Stock will vest in full on the later of the third anniversary of the date of grant, or after the Company's 2013 financial statements are completed and filed with the SEC because the Company exceeded its targeted EPS for 2012. Based on the Company's performance, each executive received 127.4% of the performance award.

(6)    The shares of Restricted Stock vest if the Company achieves a targeted EPS in 2013. If the target is achieved, the shares will vest in full on the later of the third anniversary of the date of grant, or after the Company's 2013 financial statements are completed and filed with the SEC. The number of shares in this grant is subject to adjustment, up or down, based upon attainment above or below the targeted EPS. The EPS target for 2013 is $2.50, which is based upon the Company's budget for the 2013 fiscal year.

(7)    The shares of Restricted Stock vest if the Company achieves a targeted TSR percentile rank for the period January 1, 2011 through December 31, 2013. If this target is achieved, the shares will vest in full on the later of the third anniversary of the date of grant, or after the Company's 2013 financial statements are completed and filed with the SEC. The number of shares in this grant are subject to adjustment, up or down, based upon attainment above or below the targeted percentile rank.

(8)    The shares of Restricted Stock will vest as follows: 1/3 on March 1, 2013; 1/3 on March 1, 2014; and 1/3 on March 1, 2015.

(9)    The shares of Restricted Stock will vest in full on December 31, 2015.

(10)    The shares of Restricted Stock will vest in full on the later of the third anniversary of the date of grant, or after the Company's 2014 financial statements are completed and filed with the SEC because the Company exceeded its targeted EPS for 2012. Based on the Company's performance, each executive received 127.4% of the performance award.

(11)    The shares of Restricted Stock vest if the Company achieves a targeted EPS in 2013. If the target is achieved, the shares will vest in full on the later of the third anniversary of the date of grant, or after the Company's 2014 financial statements are completed and filed with the SEC. The number of shares in this grant is subject to adjustment, up or down, based upon attainment above or below the targeted EPS. The EPS target for 2013 is $2.50, which is based upon the Company's budget for the 2013 fiscal year.

(12)    The shares of Restricted Stock vest if the Company achieves a targeted EPS in 2014. If the target is achieved, the shares will vest in full on the later of the third anniversary of the date of grant, or after the Company's 2014 financial statements are completed and filed with the SEC. The number of shares in this grant is subject to adjustment, up or down, based upon attainment above or below the targeted EPS. The EPS target for 2014 will be based upon the Company's budget for the 2014 fiscal year.

(13)    The shares of Restricted Stock vest if the Company achieves a targeted TSR percentile rank for the period January 1, 2012 through December 31, 2014. If this target is achieved, the shares will vest in full on the later of the third anniversary of the date of grant, or after the Company's 2014 financial statements are completed and filed with the SEC. The number of shares in this grant are subject to adjustment, up or down, based upon attainment above or below the targeted percentile rank.

(14)    The shares of Restricted Stock will vest upon Mr. Widman's retirement from the Company.

(15)    The shares of Restricted Stock will vest upon satisfaction of all of the following: (i) the Company's closing stock price is 25% above the closing stock price on the date of grant for 30 consecutive trading days; (ii) the Company's closing stock price equals or exceeds $35.00 for ten consecutive trading days; and (iii) the fourth anniversary of the date of grant shall have occurred. As the above performance criteria were satisfied in February 2011, the performance award shall vest on March 3, 2014.

(16)    The shares of Restricted Stock will vest upon satisfaction of all of the following: (i) the Company's closing stock price is 25% above the closing stock price on the date of grant for 30 consecutive trading days; (ii) the Company's closing stock price equals or exceeds $50.00 for ten consecutive trading days; and (iii) the fourth anniversary of the date of grant shall have occurred. If all of the above criteria are not satisfied on or prior to March 3, 2017, the performance award shall be forfeited.

(17)    The shares of Restricted Stock will vest as follows: 1/3 on March 3, 2013; 1/3 on March 3, 2014; and 1/3 on March 3, 2015.

Option Exercises and Stock Vested

The table below summarizes the stock options exercised and each vesting of Restricted Stock during 2012 for each of the Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ronald M. DeFeo	150,000	$1,152,965	75,772	$1,930,769
Phillip C. Widman	25,000	$232,890	35,800	$904,896
Eric I Cohen	12,965	$188,384	36,574	$927,875
Timothy A. Ford	-0-	-0-	42,793	$1,085,093
Steve Filipov	-0-	-0-	24,414	$616,485

Pension Benefits

The table below provides information with respect to each of the Company’s pension plans that provide for payments at, following, or in connection with the retirement of a Named Executive Officer.

Name	Plan Name	Number of Years Credited Service (#)		Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Ronald M. DeFeo	Supplemental Executive Retirement Plan	20		$16,324,900	-0-
	Terex Pension Plan	1	(1)	$41,433	-0-
Phillip C. Widman	Supplemental Executive Retirement Plan	15	(2)	$2,057,548	-0-
Eric I Cohen	Supplemental Executive Retirement Plan	19	(3)	$2,289,515	-0-
Timothy A. Ford	Not Applicable	-0-		-0-	-0-
Steve Filipov	Supplemental Executive Retirement Plan	17		$1,811,797	-0-

(1)   Participation in the Terex Pension Plan was frozen as of May 7, 1993, and no participants, including Mr. DeFeo, are credited with service for benefit purposes following such date.

(2)   Upon completing ten years of service with the Company, Mr. Widman was credited with an additional five years of service for benefit and vesting purposes.

(3) Upon completing 15 years of service with the Company, Mr. Cohen was credited with an additional four years of service for benefit and vesting purposes.

The SERPs are intended to provide certain senior executives of the Company with retirement benefits in recognition of their contributions to the long-term growth of the Company.  The DB SERP is closed to new participants.  A senior executive participating in the DB SERP is not eligible to participate in the DC SERP.

Participants in the DB SERP with ten or more years of eligible service are vested and entitled to annual pension benefits beginning at a normal retirement age (“NRA”) of 65 or when age plus years of service first equal 90 (the “Normal Retirement Benefit”).  Previously, the Board had determined that for retention purposes, Messrs. Widman and Cohen would be credited with additional years of service as described above.  Participants in the DB SERP who are vested but terminate employment prior to NRA shall receive a retirement benefit that is equal to the actuarial equivalent of the Normal Retirement Benefit.

The compensation covered by the DB SERP is generally based on a participant’s final five-year average of annual salary and bonus.  Benefits are computed assuming an NRA of 65 or when age plus years of service first equal 90.  Benefits accrue at 2% of average compensation per year of service, payable at the NRA, up to a maximum of 20 years of service.  Benefits are payable monthly as a life annuity with 120 monthly payments guaranteed.  Benefits are reduced by 50% for Social Security or similar payments and 100% for any other Company-paid defined benefit retirement benefits. Pursuant to the DeFeo Agreement, the annual benefit Mr. DeFeo is entitled to receive under the DB SERP is fixed at $1 million and pursuant to the Widman Agreement, the annual benefit Mr. Widman is entitled to receive under the DB SERP is fixed at $131,830.

Participants in the DC SERP with ten or more years of eligible service are vested and entitled to contributions made by the Company to their DC SERP account.  Annual contributions are based upon 10% of the participant’s base salary and bonus earned.  The Company credits contributions in the DC SERP with an interest rate equal to a bond fund that mirrors an investment strategy in corporate bonds of companies rated Baa or higher by Moody’s.  The annual rate of interest for 2012 was 4.38%. Benefits are payable in a lump sum payout following termination of employment.

Mr. DeFeo participates in the Terex Corporation Retirement Program for Salaried Employees (the “Retirement Plan”) which has merged into the Terex Pension Plan. None of the other Named Executive Officers participate in the Retirement Plan.  Participants in the Retirement Plan with five or more years of eligible service are fully vested and entitled to annual pension benefits beginning at age 65.  Retirement benefits under the Retirement Plan for Mr. DeFeo are equal to the product of (i) his years of service (as defined in the Retirement Plan) and (ii) 1.08% of final average earnings (as defined in the Retirement Plan) plus 0.65% of such compensation in excess of amounts shown on the applicable Social Security Integration Table.  There is no offset for primary Social Security.  Participation in the Retirement Plan was frozen as of May 7, 1993, and no participants, including Mr. DeFeo, are credited with service for benefit purposes following such date.  However, participants not currently fully vested will be credited with service for purposes of determining vesting only.  The annual retirement benefits payable at normal retirement age under the Retirement Plan will be $3,687 for Mr. DeFeo.

See Note O – “Retirement Plans and Other Benefits” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for a detailed description of the assumptions that the Company uses in determining the present value of the accumulated benefit.

Nonqualified Deferred Compensation

The table below provides information for the Named Executive Officers with respect to the Company’s Deferred Compensation Plan.

Name	Executive Contributions in Last FY ($) (1)	Registrant Contributions in Last FY ($) (2)	Aggregate Earnings in Last FY ($) (3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($) (4)
Ronald M. DeFeo	-0-	-0-	-0-	-0-	-0-
Phillip C. Widman	-0-	-0-	-0-	-0-	-0-
Eric I Cohen	-0-	-0-	$7,405	-0-	$14,256
Timothy A. Ford	-0-	$80,192	$11,833	-0-	$297,939
Steve Filipov	-0-	-0-	-0-	-0-	-0-

(1)   The amounts shown in the “Executive Contributions in Last FY” column are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation table above.
(2)   The amounts shown in the “Registrant Contributions in Last FY” column are included in the “All Other Compensation” column of the Summary Compensation table above.
(3)   The amounts shown in the “Aggregate Earnings in Last FY” column include $3,866 for Mr. Ford, which amount is included in the Summary Compensation Table above, as these earnings were above-market or preferential.
(4) Includes $61,132 for Mr. Ford, which amount was included in Summary Compensation Tables in previous years.

Under the Deferred Compensation Plan, a Named Executive Officer may defer up to (i) 20% of his/her salary and (ii) 100% of his/her bonus.  The deferrals may be invested in Common Stock or in a bond index.  The Company credits the deferrals in the bond index with an interest rate equal to a bond fund that mirrors an investment strategy in corporate bonds of companies rated Baa or higher by Moody’s.  The annual rate of interest for 2012 was 4.38%. The Company makes a contribution of 25% of the Named Executive Officer’s salary and/or bonus that is invested in Common Stock.  The Company does not make a contribution with respect to any deferrals into the bond index.  Participants in the Deferred Compensation Plan are always fully vested in their deferrals and any matching contributions received.  See “Pension Benefits” above for details on the DC SERP, including its vesting schedule.

The Named Executive Officers may receive payments under the Deferred Compensation Plan after their employment terminates, upon their death or if they have an unforeseeable emergency (as defined in the Deferred Compensation Plan).  In addition, they may elect to receive all or a portion of their deferral, including the Company’s matching contribution, after the deferral has been in the Deferred Compensation Plan for at least three years.  Furthermore, for deferrals made prior to December 31, 2004, if they elect to receive an accelerated distribution under the Deferred Compensation Plan, the Named Executive Officers shall (i) forfeit 10% of the amount of the distribution to the Company, (ii) forfeit any Company matching contribution that has not been in the plan for at least one year due to the accelerated distribution and (iii) be unable to make further deferrals into the plan for at least 12 months.  In accordance with Section 409A of the Code, accelerated distributions are not allowed under the Deferred Compensation Plan for any deferrals made after December 31, 2004.

Potential Payments Upon Termination or Change in Control

If Mr. DeFeo's employment with the Company is terminated for any reason, including for Cause (as such term is defined in the DeFeo Agreement), due to Mr. DeFeo's death or disability, or by Mr. DeFeo voluntarily, or if Mr. DeFeo elects not to extend the DeFeo Agreement at the end of its term, Mr. DeFeo or his beneficiary is to receive, in addition to his salary, bonus and other compensation earned through the time of such termination, (i) any deferred compensation then in effect, (ii) any other compensation or benefits that have vested through the date of termination or to which Mr. DeFeo may then be entitled, including long-term incentive compensation awards, stock and stock option awards, and (iii) reimbursement of expenses incurred by Mr. DeFeo through the date of termination but not yet reimbursed. If Mr. DeFeo's employment with the Company is terminated as the result of Mr. DeFeo's death or disability, then Mr. DeFeo or his beneficiary would also be entitled to receive a prorated portion of his bonus for the fiscal year during which such termination occurs.

If Mr. DeFeo's employment with the Company is terminated by the Company without Cause or by Mr. DeFeo for Good Reason (as such terms are defined in the DeFeo Agreement), Mr. DeFeo is to receive, in addition to his salary, bonus and other compensation earned through the time of such termination, an amount of cash equal to all compensation that is required to be paid under the term of the DeFeo Agreement, provided that such amount shall not exceed the sum of (i) two times his base salary, (ii) two times the average of his annual bonuses for the two calendar years preceding termination, (iii) compensation covering a prorated portion of the fiscal year during which such termination occurs. Mr. DeFeo would also be entitled to continuing insurance coverage for up to two years from termination, immediate vesting of non-performance based unvested stock options and stock grants with a period of one year following termination to exercise his options, and continuation of all other benefits in effect at the time of termination for up to two years from termination. The cash portion of this payment is to be paid in a lump sum. In addition, if Mr. DeFeo's employment is terminated by the Company without Cause or by Mr. DeFeo for Good Reason within 24 months following a Change in Control, Mr. DeFeo is also entitled to the immediate vesting of any unvested performance stock options, stock grants, long-term incentive compensation awards and other similar awards, with a period of one year following termination to exercise any such options.

The DeFeo Agreement requires Mr. DeFeo to keep certain information of the Company confidential during his employment and thereafter. The DeFeo Agreement also contains an agreement by Mr. DeFeo not to compete with the business of the Company during his term of employment with the Company and for a period of 18 months thereafter.

The following table describes the potential payments upon termination or a Change in Control of the Company for Mr. DeFeo assuming that the triggering event took place on December 31, 2012 using the share price of Common Stock as of that day (both as required by the SEC). However, a termination or Change in Control did not occur on December 31, 2012 and Mr. DeFeo was not terminated on that date. There can be no assurance that a termination or Change in Control would produce the same or similar results as those described if it occurs on any other date or when the Common Stock is trading at any other price.

Executive Benefits and Payments Upon Termination	Voluntary Termination		Early or Normal Retirement		Involuntary Not For Cause or Good Reason Termination		For Cause Termination		Involuntary Not For Cause or Good Reason Termination (CIC)		Death		Disability
Base Salary	-0-		-0-		$2,600,000		-0-		$2,600,000		-0-		-0-
Annual Incentive	-0-		-0-		$4,028,089		-0-		$4,028,089		$1,755,339		$1,755,339
Restricted Shares (time-based)	-0-		-0-		$4,463,896		-0-		$4,463,896		$4,463,896		$4,463,896
Restricted Shares (performance-based)	-0-		-0-		-0-		-0-		$11,019,823		$11,019,823		$11,019,823
Stock Options	-0-		-0-		-0-		-0-		-0-		-0-		-0-
Cash Awards	-0-		-0-		-0-		-0-		-0-		-0-		-0-
Disability Premiums	-0-		-0-		$18,000	(1)	-0-		$18,000	(1)	-0-		-0-
Life Insurance Premiums	-0-		-0-		$330,000	(1)	-0-		$330,000	(1)	-0-		-0-
Retirement Plan Payments	$17,300,000	(2)	$17,300,000	(2)	$17,300,000	(2)	$17,300,000	(2)	$17,300,000	(2)	$17,300,000	(2)	$17,300,000	(2)
Life Insurance Proceeds	-0-		-0-		-0-		-0-		-0-		$12,160,000		-0-
Disability Benefits	-0-		-0-		-0-		-0-		-0-		-0-		$700,000	(3)

(1)   Reflects the estimated value of a benefit that Mr. DeFeo would be entitled to receive.

(2)   Reflects the estimated value of Mr. DeFeo’s qualified and non-qualified retirement plans on December 31, 2012.

(3)   Reflects the estimated value of all future payments that Mr. DeFeo would be entitled to receive under the Company’s disability program.

Pursuant to the Executive Agreements as of December 31, 2012, if an executive's employment with the Company is terminated within six months of a Change in Control (as defined in the Executive Agreements) in anticipation of such Change in Control or within 24 months following a Change in Control, other than for Cause, by reason of death or Permanent Disability, or by the executive without Good Reason (each as defined in the Executive Agreements), the executive is to receive (i) two times his base salary, (ii) two times his annual bonus for the last calendar year preceding termination, and (iii) any accrued vacation pay. This payment is to be paid in a lump sum simultaneously with the executive's termination or on a monthly basis. In addition, the executive also will receive (a) immediate vesting of unvested stock options, stock grants and cash performance awards, with a period of up to six months following termination to exercise such options, (b) continuing insurance coverage for 24 months from termination, (c) continuation of all other benefits in effect at the time of termination for 24 months from termination and (d) outplacement services for a period of at least 12 months from termination.

In the event an executive's employment with the Company is terminated by the Company without Cause or by the executive for Good Reason (other than in connection with a Change in Control), the Company is to pay the executive (i) two times his base salary, (ii) two times his annual bonus for the last calendar year preceding termination and (iii) any accrued vacation pay. This amount is to be paid in 24 equal monthly payments. In such event, the executive would also have the right to exercise any stock options, long-term incentive awards or similar awards for up to six months following termination, and would immediately vest in non-performance based options and stock awards granted under the Company's incentive plans that would vest in the 24 months following the date of termination. In addition, the Company would also provide continuing insurance coverage, continuation of all other benefits in effect at the time of termination for 24 months from termination and outplacement services for a period of at least 12 months from termination.

As part of the Executive Agreements, the executives agree to keep confidential certain Company information and not to disparage the Company. In addition, Messrs. Ford and Filipov agree that, for a period of 18 months, and Mr. Widman agrees that, for a period of 12 months, following the date of termination (or 24 months for Messrs. Ford and Filipov following such termination, if such termination is within 24 months following a Change in Control), the executive will not, without the prior written consent of the Company, directly or indirectly engage in or render any services to any Competitive Business (as such term is defined in the Executive Agreements) nor solicit, induce or entice any employee of the Company to leave the Company.

Each Executive Agreement has an initial term of one year and automatically renews for an additional term of one year commencing on each anniversary of the date of the agreement until and unless either party sends written notice of non-renewal to the other party at least six months prior to a renewal date; provided, however, that if a Change in Control shall occur during the initial or renewed term of this Agreement, then the Executive Agreement remains in effect until the third anniversary of the date of the Change in Control.

The following table describes the potential payments upon termination or a Change in Control of the Company for Mr. Widman, assuming that the triggering event took place on December 31, 2012 using the share price of Common Stock as of that day (both as required by the SEC). However, a termination or Change in Control did not occur on December 31, 2012 and Mr. Widman was not terminated on that date. There can be no assurance that a termination or Change in Control would produce the same or similar results as those described if it occurs on any other date or when the Common Stock is trading at any other price.

Executive Benefits and Payments Upon Termination	Voluntary Termination		Early or Normal Retirement		Involuntary Not For Cause or Good Reason Termination		For Cause Termination		Involuntary Not For Cause or Good Reason Termination (CIC)		Death		Disability
Base Salary	-0-		-0-		$1,236,000		-0-		$1,236,000		-0-		-0-
Annual Incentive	-0-		-0-		$1,218,714		-0-		$1,218,714		-0-		-0-
Restricted Shares (time-based)	-0-		-0-		$760,559		-0-		$1,075,067		$1,075,067		$1,075,067
Restricted Shares (performance-based)	-0-		-0-		-0-		-0-		$3,744,954		$3,744,954		$3,744,954
Stock Options	-0-		-0-		-0-		-0-		-0-		-0-		-0-
Cash Awards	-0-		-0-				-0-		-0-		-0-		-0-
Disability Premiums	-0-		-0-		$10,000	(1)	-0-		$10,000	(1)	-0-		-0-
Life Insurance Premiums	-0-		-0-		$5,000	(1)	-0-		$5,000	(1)	-0-		-0-
Retirement Plan Payments	$2,600,000	(2)	$2,600,000	(2)	$2,600,000	(2)	$2,600,000	(2)	$2,600,000	(2)	$2,600,000	(2)	$2,600,000	(2)
Life Insurance Proceeds	-0-		-0-		-0-		-0-		-0-		$1,070,000		-0-
Disability Benefits	-0-		-0-		-0-		-0-		-0-		-0-		$1,100,000	(3)

(1)   Reflects the estimated value of a benefit that Mr. Widman would be entitled to receive.

(2)   Reflects the estimated value of Mr. Widman’s qualified and non-qualified retirement plans on December 31, 2012.

(3)   Reflects the estimated value of all future payments that Mr. Widman would be entitled to receive under the Company’s disability program.

Mr. Widman will be retiring effective March 31, 2013. Pursuant to the Widman Agreement, Mr. Widman will receive $2,280,000 paid in monthly installments over a two year period. Mr. Widman's time-based restricted equity awards will vest upon his retirement and his performance-based cash and equity awards will not expire upon his retirement and will continue to vest in accordance with the terms of the applicable award agreement. In addition, the Company would also provide continuing insurance coverage, continuation of all other benefits in effect at the time of retirement for 24 months from retirement.

The following table describes the potential payments upon termination or a Change in Control of the Company for Mr. Cohen, assuming that the triggering event took place on December 31, 2012 using the share price of Common Stock as of that day (both as required by the SEC). However, a termination or Change in Control did not occur on December 31, 2012 and Mr. Cohen was not terminated on that date. There can be no assurance that a termination or Change in Control would produce the same or similar results as those described if it occurs on any other date or when the Common Stock is trading at any other price.

Executive Benefits and Payments Upon Termination	Voluntary Termination		Early or Normal Retirement		Involuntary Not For Cause or Good Reason Termination		For Cause Termination		Involuntary Not For Cause or Good Reason Termination (CIC)		Death		Disability
Base Salary	-0-		-0-		$1,045,192		-0-		$1,045,192		-0-		-0-
Annual Incentive	-0-		-0-		$828,924		-0-		$828,924		-0-		-0-
Restricted Shares (time-based)	-0-		-0-		$740,735		-0-		$1,028,854		$1,028,854		$1,028,854
Restricted Shares (performance-based)	-0-		-0-		-0-		-0-		$1,584,223		$1,584,223		$1,584,223
Stock Options	-0-		-0-		-0-		-0-		-0-		-0-		-0-
Cash Awards	-0-		-0-		-0-		-0-		-0-		-0-		-0-
Disability Premiums	-0-		-0-		$10,000	(1)	-0-		$10,000	(1)	-0-		-0-
Life Insurance Premiums	-0-		-0-		$5,000	(1)	-0-		$5,000	(1)	-0-		-0-
Retirement Plan Payments	$2,900,000	(2)	$2,900,000	(2)	$2,900,000	(2)	$2,900,000	(2)	$2,900,000	(2)	$2,900,000	(2)	$2,900,000	(2)
Life Insurance Proceeds	-0-		-0-		-0-		-0-		-0-		$900,000		-0-
Disability Benefits	-0-		-0-		-0-		-0-		-0-		-0-		$1,600,000	(3)

(1)   Reflects the estimated value of a benefit that Mr. Cohen would be entitled to receive.

(2)   Reflects the estimated value of Mr. Cohen’s qualified and non-qualified retirement plans on December 31, 2012.

(3)   Reflects the estimated value of all future payments that Mr. Cohen would be entitled to receive under the Company’s disability program.

The following table describes the potential payments upon termination or a Change in Control of the Company for Mr. Ford, assuming that the triggering event took place on December 31, 2012 using the share price of Common Stock as of that day (both as required by the SEC). However, a termination or Change in Control did not occur on December 31, 2012 and Mr. Ford was not terminated on that date. There can be no assurance that a termination or Change in Control would produce the same or similar results as those described if it occurs on any other date or when the Common Stock is trading at any other price.

Executive Benefits and Payments Upon Termination	Voluntary Termination		Early or Normal Retirement		Involuntary Not For Cause or Good Reason Termination		For Cause Termination		Involuntary Not For Cause or Good Reason Termination (CIC)		Death		Disability
Base Salary	-0-		-0-		$1,056,656		-0-		$1,056,656		-0-		-0-
Annual Incentive	-0-		-0-		$1,020,447		-0-		$1,020,447		-0-		-0-
Restricted Shares (time-based)	-0-		-0-		$881,296		-0-		$1,219,412		$1,219,412		$1,219,412
Restricted Shares (performance-based)	-0-		-0-		-0-		-0-		$1,913,644		$1,913,644		$1,913,644
Stock Options	-0-		-0-		-0-		-0-		-0-		-0-		-0-
Cash Awards	-0-		-0-		-0-		-0-		-0-		-0-		-0-
Disability Premiums	-0-		-0-		$10,000	(1)	-0-		$10,000	(1)	-0-		-0-
Life Insurance Premiums	-0-		-0-		$5,000	(1)	-0-		$5,000	(1)	-0-		-0-
Retirement Plan Payments	$200,000	(2)	$200,000	(2)	$500,000	(2)	$200,000	(2)	$500,000	(2)	$200,000	(2)	$200,000	(2)
Life Insurance Proceeds	-0-		-0-		-0-		-0-		-0-		$900,000		-0-
Disability Benefits	-0-		-0-		-0-		-0-		-0-		-0-		$2,000,000	(3)

(1)   Reflects the estimated value of a benefit that Mr. Ford would be entitled to receive.

(2)   Reflects the estimated value of Mr. Ford’s qualified and non-qualified retirement plans on December 31, 2012.

(3)   Reflects the estimated value of all future payments that Mr. Ford would be entitled to receive under the Company’s disability program.

The following table describes the potential payments upon termination or a Change in Control of the Company for Mr. Filipov, assuming that the triggering event took place on December 31, 2012 using the share price of Common Stock as of that day (both as required by the SEC). However, a termination or Change in Control did not occur on December 31, 2012 and Mr. Filipov was not terminated on that date. There can be no assurance that a termination or Change in Control would produce the same or similar results as those described if it occurs on any other date or when the Common Stock is trading at any other price.

Executive Benefits and Payments Upon Termination	Voluntary Termination		Early or Normal Retirement		Involuntary Not For Cause or Good Reason Termination		For Cause Termination		Involuntary Not For Cause or Good Reason Termination (CIC)		Death		Disability
Base Salary	-0-		-0-		$1,011,408		-0-		$1,011,408		-0-		-0-
Annual Incentive	-0-		-0-		$1,002,663		-0-		$1,002,663		-0-		-0-
Restricted Shares (time-based)	-0-		-0-		$758,849		-0-		$1,049,403		$1,049,403		$1,049,403
Restricted Shares (performance-based)	-0-		-0-		-0-		-0-		$1,651,013		$1,651,013		$1,651,013
Stock Options	-0-		-0-		-0-		-0-		-0-		-0-		-0-
Cash Awards	-0-		-0-		-0-		-0-		-0-		-0-		-0-
Disability Premiums	-0-		-0-		$10,000	(1)	-0-		$10,000	(1)	-0-		-0-
Life Insurance Premiums	-0-		-0-		$5,000	(1)	-0-		$5,000	(1)	-0-		-0-
Retirement Plan Payments	$2,250,000	(2)	$2,250,000	(2)	$2,250,000	(2)	$2,250,000	(2)	$2,250,000	(2)	$2,250,000	(2)	$2,250,000	(2)
Life Insurance Proceeds	-0-		-0-		-0-		-0-		-0-		$900,000		-0-
Disability Benefits	-0-		-0-		-0-		-0-		-0-		-0-		$2,600,000	(3)

(1)   Reflects the estimated value of a benefit that Mr. Filipov would be entitled to receive.

(2)   Reflects the estimated value of Mr. Filipov’s qualified and non-qualified retirement plans on December 31, 2012.

(3)   Reflects the estimated value of all future payments that Mr. Filipov would be entitled to receive under the Company’s disability program.

DIRECTOR COMPENSATION

The objectives of the Company’s compensation program for outside directors are to: (i) attract and retain independent, high caliber outside directors who are not affiliated with the Company and who provide a balanced experience and knowledge base within the Board; (ii) require a meaningful stock ownership in the Company to align the interests of the outside directors with those of the stockholders; and (iii) provide a total compensation opportunity that approximates the 50th percentile of the Benchmark Companies.

In December 2012, the Committee approved certain changes to the Company's outside directors' compensation program, which changes are noted below. In considering changes to the compensation for the Board, the Committee noted that the Company's outside director compensation had not changed since November 2010. As a part of its review, the Committee retained its independent compensation consultant to prepare a report analyzing the Company's outside directors' compensation program in comparison with the Benchmark Companies. The Committee also considered that the total compensation received by the Company's outside directors was below both the median and average of the above-mentioned peer group.

The compensation program for outside directors has three principal components: (i) an annual retainer for service as a Board member; (ii) an annual retainer for service on a committee or as Lead Director; and (iii) an initial stock award on becoming a director, each of which is described below.  The program is designed to encourage outside directors to receive a significant portion of their annual retainer for Board service in the Company’s Common Stock, to enable directors to defer receipt of their fees and to satisfy the Company’s Common Stock ownership objective for outside directors.  The program does not include the payment of additional fees per meeting, as each director is expected to prepare for and participate in all meetings during the year and provide a continuous year-round effort regardless of the formal meeting calendar.

Directors who are employees of the Company receive no additional compensation by virtue of their being directors of the Company.  All directors of the Company are reimbursed for travel, lodging and related expenses incurred in attending Board meetings, committee meetings and other activities in furtherance of their responsibilities as members of the Company’s Board.

For 2012, each outside director received the equivalent of $175,000 for service as a Board member (or a prorated amount if a director's service began other than on the day of the Annual Meeting). Beginning in 2013 at the Meeting, each outside director will receive the equivalent of $200,000 for service as a Board member (or a prorated amount if a director's service began other than on the day of the Annual Meeting). Each director may elect to receive their fee in (i) shares of Common Stock currently, which may be deferred into the stock fund of the Company's Deferred Compensation Plan, (ii) cash currently, (iii) cash deferred into the bond fund of the Company's Deferred Compensation Plan, or (iv) any two of the preceding alternatives in equal amounts. If a director elects to receive shares of Common Stock currently without deferral into the stock fund of the Company's Deferred Compensation Plan, then 40% of this amount is paid in cash to offset the tax liability related to such election. For purposes of calculating the number of shares of Common Stock into which any fixed sum translates, Common Stock is valued at its per share closing price on the NYSE on the day immediately preceding the grant date. The Company's director emeritus receives annually, on the day after the Annual Meeting, the equivalent of $100,000 for service as a director emeritus. The director emeritus is invited to attend and participate in all Board and Governance and Nominating Committee meetings, and must attend at least one Board and Governance and Nominating Committee meeting in person annually.

In the first quarter of 2012, the Company revised its Common Stock ownership objective for its outside directors.  Each director is expected to accumulate, within four years of the adoption of this objective (for a new director, over the first four years of Board service), the number of shares of Common Stock that is equal in market value to three times the annual retainer for Board service ($600,000).  Once this ownership objective is achieved, the director is expected to maintain such minimum ownership level. The intent is to encourage acquisition and retention of Common Stock by directors, evidencing the alignment of their interests with the interests of stockholders.  To this end, each new director receives an award of shares of Common Stock having a market value of $50,000 on the date of the award.  Each new director must elect to defer receipt of this award into the stock fund of the Company’s Deferred Compensation Plan.  Until such time as a director achieves the ownership objective or if a director shall at any time fall below the ownership objective, directors are expected to invest at least $100,000 per year (or such lesser amount necessary to achieve the ownership objective) in shares of Common Stock until the director has satisfied the ownership objective.

Each director who serves as Lead Director or on a committee of the Board receives an annual committee retainer, on the first business day after the Company’s Annual Meeting, as set forth in the table below:

Committee/Board Position*	Retainer
Lead Director*	$50,000
Audit Committee Chair	$35,000
Compensation Committee Chair	$35,000
Governance and Nominating Committee Chair	$20,000
Corporate Responsibility and Strategy Committee Chair	$20,000
Audit Committee Member	$7,500
Compensation Committee Member	$7,500
Governance and Nominating Committee Member	$5,000
Corporate Responsibility and Strategy Committee Member	$5,000

*   A Committee Chair shall only receive a committee chair retainer and not a committee member retainer as a result of chairing a committee.  In the event the Lead Director serves on any committees as either a committee chair or committee member, the Lead Director will not be eligible to receive any committee retainer other than the Lead Director retainer.

The retainers listed above are payable in cash, and may be deferred into the bond fund of the Company’s Deferred Compensation Plan.  For a director whose service begins other than on the day of the Annual Meeting, any retainer is prorated.  If the Company does not hold an Annual Meeting by the end of May in any year, then any retainer that is scheduled to be paid following the Annual Meeting shall be paid on the last business day of May.

A director who leaves the Board at any time during the year, for any reason, will retain any retainer payments already received for such year.  The Compensation Committee has discretion to authorize the payment of additional fees to any director under extraordinary circumstances.  It is the expectation of the Compensation Committee that it will review this Outside Director Compensation Policy and the outside director compensation programs of the Benchmark Companies every two to four years, although it may review them more frequently as circumstances warrant.

The compensation paid to the Company’s outside directors in 2012 is summarized in the following table:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($) (1) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (4)	Total ($)
G. Chris Andersen	$50,000		$175,000	-0-	-0-	-0-	-0-	$225,000
Paula H. J. Cholmondeley	$112,500		$87,500	-0-	-0-	-0-	-0-	$200,000
Donald DeFosset	$42,500		$175,000	-0-	-0-	-0-	-0-	$217,500
Thomas J. Hansen	$100,000		$87,500	-0-	-0-	-0-	-0-	$187,500
Raimund Klinkner	$6,267		$137,740	-0-	-0-	-0-	-0-	$144,007
David A. Sachs	$25,000		$175,000	-0-	-0-	-0-	-0-	$200,000
Oren G. Shaffer	$74,208	(4)	$175,000	-0-	-0-	-0-	-0-	$249,208
David C. Wang	$12,500		$175,000	-0-	-0-	-0-	-0-	$187,500
Scott W. Wine	$15,000		$175,000	-0-	-0-	-0-	-0-	$190,000

(1)    See Note P - “Stockholders' Equity” in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 for a detailed description of the assumptions that the Company used in determining the dollar amounts recognized for financial statement reporting purposes of its stock awards.
(2)    The grant date fair value of each stock award computed in accordance with FASB ASC Topic 718 is the following: Mr. Andersen, $175,000 (annual retainer paid on May 11, 2012); Ms. Cholmondeley, $87,500 (portion of annual retainer paid on May 11, 2012); Mr. DeFosset, $175,000 (annual retainer paid on May 11, 2012); Mr. Hansen, $87,500 (portion of annual retainer paid on May 11, 2012); Dr. Klinkner, $137,740 ($50,000 reflecting sign-on award and $87,740 reflecting pro-rated portion of annual retainer); Mr. Sachs, $175,000 (annual retainer paid on May 11, 2012); Mr. Shaffer, $175,000 (annual retainer paid on May 11, 2012); Mr. Wang, $175,000 (annual retainer paid on May 11, 2012); and Mr. Wine, $175,000 (annual retainer paid on May 11, 2012 ).
(3)    As of December 31, 2012, the following directors had vested outstanding options in these amounts: Mr. Andersen, 5,174; Mr. DeFosset, 2,587; and Mr. Sachs, 27,524.
(4)    The amount listed includes $31,708 earned by Mr. Shaffer for his service as the Terex Board representative on the Demag Cranes AG Supervisory Board.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

DONALD DEFOSSET
OREN G. SHAFFER
DAVID C. WANG
SCOTT W. WINE

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company intends that all transactions with affiliates are to be on terms no less favorable to the Company than could be obtained in comparable transactions with an unrelated person.  The Board will be advised in advance of any such proposed transaction or agreement and will utilize such procedures in evaluating their terms and provisions as are appropriate in light of the Board’s fiduciary duties under Delaware law.  In addition, the Company has an Audit Committee consisting solely of independent directors.  Pursuant to the terms of the written Audit Committee Charter, one of the responsibilities of the Audit Committee is to review related party transactions.  See “Audit Committee Meetings and Responsibilities.”

From time to time, the Company may have employees who are related to its executive officers or directors.  The spouse of Mr. Ellis (President, Terex Construction) is an employee of the Company. The compensation and other terms of employment of each employee are determined on a basis consistent with the Company’s human resources policies. Mrs. Ellis received cash compensation in 2012 of approximately $260,000 and equity awards with a grant date fair value of approximately $70,000.

Equity Compensation Plan Information

The following table summarizes information about the Company’s equity compensation plans as of December 31, 2012.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	519,224 (1)	$23.00	2,537,890
Equity compensation plans not approved by stockholders	—	—	—
Total	519,224 (1)	$23.00	2,537,890

(1)   This does not include 3,272,719 of restricted stock awards, which are also not included in the calculation of weighted average exercise price of outstanding options, warrants and rights in column (b) of this table.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and each person who is the beneficial owner of more than 10% of the Company’s outstanding equity securities, to file with the SEC initial reports of ownership and changes in ownership of equity securities of the Company.  Specific due dates for these reports have been established by the SEC and the Company is required to disclose in this Proxy Statement any failure to file such reports by the prescribed dates during 2012.  Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all reports filed with the SEC pursuant to Section 16(a) of the Exchange Act.

To the Company’s knowledge, based solely on review of the copies of reports furnished to the Company and written representations that no other reports were required, all filings required pursuant to Section 16(a) of the Exchange Act applicable to the Company’s officers, directors and greater than 10% beneficial owners were complied with during the year ended December 31, 2012.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2012 with the management of the Company and the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP.  The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee also has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with PricewaterhouseCoopers LLP the independence of such independent registered public accounting firm.  The Audit Committee also has considered whether PricewaterhouseCoopers LLP’s provision of non-audit services to the Company is compatible with the independent registered public accounting firm’s independence.

Based on its review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board that the audited financial statements for the Company’s fiscal year ended December 31, 2012 be included in the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2012 for filing with the SEC.

The Audit Committee’s responsibility is to monitor and oversee the audit and financial reporting processes.  However, the members of the Audit Committee are not practicing certified public accountants or professional auditors and rely, without independent verification, on the information provided to them and on the representations made by management, and the report issued by the independent registered public accounting firm.

AUDIT COMMITTEE

DONALD DEFOSSET
THOMAS J. HANSEN
RAIMUN KLINKNER
OREN G. SHAFFER
SCOTT W. WINE

PROPOSAL 2:  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP has audited the consolidated financial statements and the internal control over financial reporting of the Company for 2012. The Board, at the recommendation of the Audit Committee, desires to continue the service of this firm for 2013. Accordingly, the Board recommends to the stockholders ratification of the retention of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013. If the stockholders do not approve PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm, the Board and the Audit Committee will reconsider this selection.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.
Audit Fees
During the last two fiscal years ended December 31, 2012 and December 31, 2011, PricewaterhouseCoopers LLP charged the Company $11,560,000 and $8,877,000, respectively, for professional services rendered by such firm for the audit of the Company's annual financial statements and internal control over financial reporting and review of the Company's financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year. The amount for fiscal 2011 includes $980,000 of incremental audit fees that were approved subsequent to the issuance of the 2012 Proxy Statement. The amount for fiscal 2012 includes fees related to the audit of Demag Cranes AG.
Audit-Related Fees
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. This category includes fees related to various audit and attest services, due diligence related to mergers, acquisitions, dispositions and investments, and consultations concerning financial accounting and reporting standards. The aggregate fees billed by PricewaterhouseCoopers LLP for such audit-related services for the fiscal years ended December 31, 2012 and December 31, 2011 were $60,000 and $592,000, respectively.
Tax Fees
The aggregate fees billed for tax services provided by PricewaterhouseCoopers LLP in connection with tax compliance, tax consulting and tax planning services for the fiscal years ended December 31, 2012 and December 31, 2011 were $875,000 and $883,000, respectively.
All Other Fees
The aggregate fees billed for services not included in the above services for the fiscal years ended December 31, 2012 and December 31, 2011 were $263,000 and $67,000, respectively, and were primarily related to miscellaneous items, including non-merger and acquisition related due diligence and foreign government filings.

All of the services related to the Audit-Related Fees, Tax Fees or All Other Fees described above were approved by the Audit Committee pursuant to the general pre-approval provisions set forth in the Audit Committee's pre-approval policies described in “Audit Committee Meetings and Responsibilities.”

The Board recommends that the stockholders vote FOR the ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2013.

PROPOSAL 3: APPROVAL OF THE AMENDMENT OF THE TEREX CORPORATION 2009 OMNIBUS INCENTIVE PLAN AND RE-APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS FOR TAX DEDUCTIBILITY PURPOSES
General
Stockholders are being asked to approve an increase in the number of shares of Common Stock (“Shares”) authorized for issuance pursuant to the Omnibus Plan by 3,000,000 Shares. Stockholders are also being asked to re-approve the material terms of the performance goals under the Omnibus Plan for tax deductibility purposes. The Omnibus Plan was adopted by the Board on February 26, 2009 and approved by the stockholders of the Company on May 14, 2009.

The purpose of the Omnibus Plan is to assist the Company in attracting and retaining selected individuals to serve as employees, directors, officers, consultants and advisors of the Company and its subsidiaries and affiliates who will contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentive inherent in the ownership of the Common Stock. The Omnibus Plan authorizes the granting of (i) options (“Options”) to purchase Shares, (ii) stock appreciation rights (“SARs”), (iii) restricted stock awards, (iv) other stock awards, (v) cash awards and (vi) performance awards. The cash awards under the Omnibus Plan will be utilized, in conjunction with the performance awards, for incentive compensation in the form of an annual bonus award and in certain circumstances, long-term performance awards to key executives responsible for the success of the Company. The Board believes that such incentive compensation can help to attract and retain outstanding executives.

As of December 31, 2012, a total of 519,224 Shares were subject to outstanding stock option awards under other equity plans of the Company which had a weighted average exercise price of $23.00 per share and a weighted average remaining term of 1.63 years. There were also 3,272,719 Shares subject to outstanding stock awards under the Omnibus Plan and Prior Plans (as defined below) in the form of restricted stock awards and 2,537,890 Shares available for issuance under the Omnibus Plan as of December 31, 2012.

The Board continues to actively manage the number of Shares used for equity-based compensation each year. The following table sets forth information regarding options and time-based restricted stock granted and performance-based restricted stock earned under the Omnibus Plan and Prior Plans for each of the last three fiscal years.

	FY 2010	FY 2011	FY 2012
Stock options granted	-0-	-0-	-0-
Time-based restricted stock granted	1,659,216	578,361	1,028,588
Performance-based restricted stock earned	34,834	146,776	159,009

To ensure that there are sufficient Shares available under the Omnibus Plan to enable the Company to achieve the objectives of the Omnibus Plan, the Company proposes to increase the aggregate number of Shares available under the Omnibus Plan by 3,000,000 Shares. The Board adopted the amendment to the Omnibus Plan on February 28, 2013, and directed that the Omnibus Plan be submitted to the stockholders of the Company for their approval. Approval of the amendment to the Omnibus Plan will require the affirmative vote of a majority of the Shares present in person or by proxy at the Meeting, provided that the total votes cast on this proposal represent over 50% of the total number of Shares entitled to vote on this proposal. If the stockholders fail to approve the amendment of the Omnibus Plan, the Company can continue to make awards under the existing plan, subject to existing authorized share limits.

The Omnibus Plan is designed so that performance based compensation payable thereunder is intended to be deductible by the Company under Section 162(m) of the Internal Revenue Code (the “Code”). One of the requirements of performance based compensation is that the material terms of the performance goals under which compensation may be paid be disclosed and approved by a company's stockholders. Accordingly, stockholder re-approval of the material terms of the performance goals is necessary for the Company to continue to meet the requirements for tax deductibility under Section 162(m) of the Code for certain awards to be made under the Omnibus Plan. The Omnibus Plan was first approved by stockholders in 2009. The material terms of the performance goals are being re-submitted for approval at this Meeting under Section 162(m) of the Code, and Treasury regulations issued thereunder, which require the Company to obtain stockholder approval of such items every five years. The effectiveness of the 2009 stockholder approval would otherwise expire in 2014 for Section 162(m) purposes. If the stockholders fail to re-approve the material terms of the performance goals of the Omnibus Plan, then certain awards that may be granted in the future under the Omnibus Plan may not qualify as performance based compensation and, in some circumstances, the Company may be denied a tax deduction for such compensation. For purposes of Section 162(m), the material terms of the performance goals include: (1) the employees eligible to receive compensation, (2) the business criteria used for performance-based goals, and
(3) the maximum amount of compensation that can be paid to an employee under various types of awards. Each of these aspects is discussed below.

The following description of the material features of the Omnibus Plan is qualified in its entirety by the terms of the Omnibus Plan as filed with the SEC, which is attached to this Proxy Statement as Appendix A.
Common Stock Authorized
The maximum number of Shares that may be the subject of awards under the Omnibus Plan is proposed to be increased to 8,000,000 Shares, plus the number of Shares remaining available for issuance under the 2000 Plan and 1996 Plan (the “Prior Plans”) that were not subject to outstanding awards as of May 14, 2009, and the number of Shares subject to awards outstanding under the Prior Plans as of such date but only to the extent that such outstanding awards are forfeited, expire, or otherwise terminate without the issuance of such Shares. Under the Omnibus Plan, Shares covered by awards shall only be counted as used to the extent that they are actually issued. Accordingly, Shares covered by any unexercised portions of terminated Options, Shares forfeited by participants and Shares subject to any awards that are otherwise surrendered by a participant without receiving any payment or other benefit with respect thereto, or are settled in cash in lieu of Shares, or are exchanged with the Committee's permission, prior to the issuance of Shares may again be subject to new awards.

The Shares to be issued or delivered under the Omnibus Plan are authorized and unissued Shares, or issued Shares that have been acquired by the Company, or both.
Omnibus Plan Administration
The Omnibus Plan provides that the Committee or a subcommittee thereof, or any other committee designated by the Board (the “Plan Committee”) consisting of not fewer than two members of the Board who are non-employee directors and outside directors, shall administer the Omnibus Plan. The Plan Committee is authorized, subject to the provisions of the Omnibus Plan, to establish such rules and regulations as it may deem appropriate for the proper administration of the Omnibus Plan. Subject to the provisions of the Omnibus Plan, the Plan Committee shall have authority, in its sole discretion, to grant awards under the Omnibus Plan, to set performance goals in conjunction with any award, and to make determinations with respect to the achievement of performance goals, to interpret and construe the provisions of the Omnibus Plan and, subject to the requirements of applicable law, to prescribe, amend and rescind rules and regulations relating to the Omnibus Plan or any award thereunder as it may deem necessary or advisable. In general, the Plan Committee may delegate to one or more of its members or to one or more officers of the Company the right to grant awards under the Omnibus Plan on such terms and conditions as the Plan Committee may from time to time establish.
Eligibility
Officers, employees, directors, consultants, advisors and independent contractors of the Company or any of its subsidiaries or affiliates as the Plan Committee shall select from time to time are eligible to receive awards under the Omnibus Plan. As of March 15, 2013, approximately 21,300 people were eligible to participate under the terms of the Omnibus Plan and approximately 500 people had outstanding awards under the Omnibus Plan.
Stock Option Awards
Options to be granted under the Omnibus Plan may be “Incentive Stock Options” meeting the requirements of Section 422 of the Code or “Non-Qualified Stock Options” that do not meet such requirements. Only employees of the Company or certain of its subsidiaries may receive Incentive Stock Options under the Omnibus Plan. The Plan Committee must grant Options to purchase Shares at a price per share not less than 100% of the fair market value of such Share on the date of grant of such Option. For so long as the Common Stock is listed on the NYSE, fair market value is the closing price of a Share on the NYSE on the trading day of the date of the award. The term of each Option will be determined by the Plan Committee, but generally will not exceed ten years from the date of grant.
SARs
The Omnibus Plan provides that SARs may be granted to participants in the discretion of the Plan Committee. The Plan Committee may grant SARs at a price per share not less than 100% of the fair market value of a Share on the date of grant of such SAR. Upon the exercise of a SAR, the recipient is entitled to receive from the Company, without the payment of any cash (except for any applicable withholding taxes), up to, but no more than, an amount in cash or Shares determined by multiplying the (A) excess of the fair market value of a Share on the date of such exercise over the grant price, by (B) the number of Shares with respect to which the SAR is exercised. The term of each SAR will be determined by the Plan Committee, but generally will not exceed ten years from the date of grant.

Restricted Stock Awards and Restricted Stock Units
The grant of a restricted stock award gives a participant the right to receive Shares, subject to a risk of forfeiture based upon certain conditions, such as performance standards, length of service or other criteria as the Plan Committee may determine. Until all restrictions are satisfied, lapsed or waived, the Company will maintain custody over the restricted Shares but the participant may be able to vote the Shares and may be entitled to distributions paid with respect to the Shares, as provided by the Plan Committee. During such restrictive period, the restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution. If a participant terminates employment with the Company prior to expiration of the forfeiture period, the participant forfeits all rights to the Shares. The Company also may grant restricted stock units under the Omnibus Plan. The grant of restricted stock units generally operates in the same manner as the grant of restricted stock, except that no Shares are actually awarded on the date of grant and the participant shall have no voting rights with respect to any restricted stock units granted under the Omnibus Plan.
Performance Awards
The Plan Committee may grant, either alone or in addition to other awards granted under the Omnibus Plan, performance awards based upon performance of the Company or the participant. Performance awards entitle the participant to receive cash, Options, SARs, restricted stock awards, restricted stock units or any other form of equity as the Plan Committee shall determine, if such participant achieves the measures of performance or other criteria established by the Plan Committee in its absolute discretion. The Plan Committee may designate certain performance awards as performance-based compensation intended to qualify for a tax deduction under the Code. Awards that are designed to be considered performance-based compensation shall be made in a manner that is intended to satisfy Section 162(m) of the Code.

The performance goals upon which the payment or vesting of an award that is intended to qualify as performance-based compensation shall be set within the shorter of: (a) ninety (90) days after the beginning of the performance period, or (b) twenty-five percent (25%) of the Performance Period has elapsed, and is limited to the following performance measures: (1) Net earnings or net income (before or after taxes); (2) Earnings per share; (3) Net sales or revenue growth; (4) Net operating profit or income; (5) Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (6) Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); (7) Earnings before or after taxes, interest, depreciation, and/or amortization; (8) Gross or operating margins; (9) Productivity ratios; (10) Share price (including, but not limited to, growth measures and total stockholder return); (11) Cost control; (12) Margins; (13) Operating efficiency; (14) Market share; (15) Customer satisfaction or employee satisfaction; (16) Working capital; (17) Economic value added or EVA (net operating profit after tax minus the sum of capital multiplied by the cost of capital); (18) Management development; (19) Diversity; (20) Succession planning; (21) Financial controls; (22) Ethics; (23) Information technology; (24) Marketing initiatives; (25) Business development; (26) Financial structure; (27) Taxes; (28) Depreciation and amortization; and (29) Total Stockholder Return.
Cash-Based Awards and Other Stock-Based Awards
The Plan Committee may grant, either alone or in addition to other awards granted under the Omnibus Plan, cash-based awards and other stock-based awards as determined by the Plan Committee. Such awards may be subject to performance goals and may be designed to comply with or take advantage of the laws of jurisdictions other than the United States. Cash awards under the Omnibus Plan will be utilized, in conjunction with the performance awards, for incentive compensation in the form of an annual bonus award and, in certain circumstances, long-term performance awards to key executives responsible for the success of the Company.
Annual Award Limits for Performance-based Compensation
Awards that are designed to comply with the performance-based exception under Section 162(m) of the Code are subject to the following annual participant limitations: no participant may receive in any fiscal year (1) options or SARs for more than 750,000 Shares; (2) more than 750,000 Shares of restricted stock and restricted stock units; (3) in respect of any performance period, (a) performance units in an amount greater than $20,000,000, (b) more than 750,000 Shares that are performance shares, (c) cash based awards in an amount greater than $20,000,000, or (d) more than 750,000 Shares of any other equity based or equity-related award under the Omnibus Plan, in each case determined as of the date of grant.
Amendment and Termination
The Board may amend or modify the Omnibus Plan, subject to any required stockholder approval. The Board may not amend the Omnibus Plan to increase the number of Shares that may be the subject of awards under the Omnibus Plan (other than for antidilution adjustments) without the approval of the Company's stockholders. The Omnibus Plan will terminate by its terms and without any further action on the tenth anniversary of stockholder approval of the Omnibus Plan. No awards may be made after that date under the Omnibus Plan, although awards outstanding under the Omnibus Plan on such date will remain valid in accordance with their terms.

Antidilution Adjustments
The number of Shares authorized to be issued under the Omnibus Plan and subject to outstanding awards (and the grant or exercise price thereof) may be adjusted to prevent dilution or enlargement of rights in the event of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar capitalization change.
Federal Income Tax Consequences of Options
The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Omnibus Plan based on federal income tax laws currently in effect. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.
Tax Consequences to Participants
Non-Qualified Stock Options. In general: (i) no income will be recognized by an optionee at the time a Non-Qualified Stock Option is granted; (ii) at the time of exercise of a Non-Qualified Stock Option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the Shares and the fair market value of the Shares if they are non-restricted on the date of exercise; and (iii) at the time of sale of Shares acquired pursuant to the exercise of a Non-Qualified Stock Option, any appreciation (or depreciation) in the value of the Shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the Shares have been held.

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. For purposes of the alternative minimum tax, however, the difference between the option price and the fair market value of the Common Stock on the date of exercise is an adjustment in computing the optionee's alternative minimum taxable income. If Shares are issued to an optionee pursuant to the exercise of an Incentive Stock Option and no disposition of the Shares is made by the optionee within two years after the date of grant or within one year after the transfer of the Shares to the optionee (such disposition, a “Disqualifying Disposition”), then upon the sale of the Shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss.

If Shares acquired upon the exercise of an Incentive Stock Option are disposed of in a Disqualifying Disposition, then the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the Shares at the time of exercise (or, if less, the amount realized on the disposition of the Shares in a sale or exchange) over the option price paid for the Shares.

Special Rules Applicable to Directors and Officers. In limited circumstances where the sale of Common Stock that is received as the result of a grant of an award could subject a director or an officer to suit under Section 16(b) of the Exchange Act, the tax consequences to the director or officer may differ from the tax consequences described above.
Tax Consequences to the Company or Subsidiary
To the extent that a participant recognizes ordinary income in the circumstances described above, or with respect to performance based compensation payable under the Omnibus Plan, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, (i) such deduction is reasonable in amount, constitutes an ordinary and necessary business expense, is not subject to the $1,000,000 annual compensation limitation set forth in Section 162(m) of the Code and does not constitute an “excess parachute payment” within the meaning of Section 280G of the Code, and (ii) any applicable withholding obligations are satisfied.

The foregoing summary of the income tax consequences in respect of the Omnibus Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of foreign, state, and local tax laws.

Grants Under the Omnibus Plan

Because benefits under the Omnibus Plan will depend on the discretion of the Plan Committee and the fair market value of the Common Stock at various future dates, it is not possible to determine the benefits that will be received if the amendment of the Omnibus Plan is approved by stockholders. In addition, because the payment of a bonus under the Omnibus Plan for any fiscal year is contingent on the achievement of performance goals as of the end of the fiscal year, the Company cannot determine the amounts that will be payable or allocable for fiscal year 2013 or in the future.

During 2012 the Company granted restricted stock awards under the Omnibus Plan as follows:

•
Restricted stock awards for 524,106 Shares were granted to the Named Executive Officers (one of whom was also a director) as a group. For more details on these grants, including the allocation of restricted stock awards among the Named Executive Officers, see “Executive Compensation - Summary Compensation Table” and “Executive Compensation - Grants of Plan-Based Awards.”

•	Restricted stock awards for 224,397 Shares were granted to all current executive officers of the Company (not including the Named Executive Officers) as a group.

•	No Restricted stock awards were granted to any directors (not including one director who was also a Named Executive Officers) as a group.

•	Restricted stock awards for 734,249 Shares were granted to all employees of the Company (not including all current executive officers and Named Executive Officers of the Company) as a group.

No Options or SARs were granted under the Omnibus Plan during 2012.

For details on the bonuses received in 2012 pursuant to the Omnibus Plan by the Named Executive Officers, see “Executive Compensation - Summary Compensation Table” and “Compensation Discussion and Analysis - Executive Compensation Components - Annual Cash Bonus.”
Recommendation
The Board believes that the approval of the amendment of the Omnibus Plan to increase the number of Shares authorized for issuance and re-approval of the material terms of the performance goals of the Omnibus Plan for tax deductibility purposes is in the best interests of the Company and its stockholders because having sufficient Shares available for award under the Omnibus Plan will enable the Company to provide competitive equity incentives to employees, officers, directors, consultants and advisors to enhance the profitability of the Company and increase stockholder value, and stockholder approval of the material terms of the performance goals will enable the Company to maintain flexibility in making awards in the future under the Omnibus Plan that may be deductible under Section 162(m) of the Code.

The Board recommends that the stockholders vote FOR approval of the amendment of the Terex Corporation 2009 Omnibus Incentive Plan and re-approval of the material terms of the performance goals under the Omnibus Plan for tax deductibility purposes.

PROPOSAL 4: APPROVAL OF THE AMENDMENT TO THE AMENDMENT OF THE TEREX CORPORATION DEFERRED COMPENSATION PLAN

General

The Board of Directors previously unanimously approved and adopted a Deferred Compensation Plan (as amended, the “Deferred Compensation Plan”). The Deferred Compensation Plan was approved by the stockholders of the Company on May 25, 2004.

The purpose of the Deferred Compensation Plan is to assist the Company in attracting and retaining selected individuals to serve as directors, officers and employees of the Company and its subsidiaries and affiliates who will contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentive inherent in the ownership of the Common Stock. Under NYSE rules with respect to equity compensation plans, a plan cannot provide for matching contributions in stock (stock is credited to a participant's account based upon the amount of compensation the participant elects to defer) for more than ten years unless stockholder approval is received. On May 25, 2004, the Company's stockholders approved matching contributions in stock until March 10, 2014. The Board adopted an amendment to the Deferred Compensation Plan on February 28, 2013, to extend the date that matching contributions may be made until February 27, 2023, and directed that the Deferred Compensation Plan be submitted to the stockholders of the Company for their approval. Approval of the amendment to the Deferred Compensation Plan will require the affirmative vote of a majority of the Shares present in person or by proxy at the Meeting, provided that the total votes cast on this proposal represent over 50% of the total number of Shares entitled to vote on this proposal. If the stockholders fail to approve the amendment of the Deferred Compensation Plan, the Company can continue to make matching contributions under the existing plan until March 10, 2014. Although no Company matching contributions would be made after that date, the plan would continue to exist after that date.

The following summary of the material features of the Deferred Compensation Plan is qualified in its entirety by the terms of the Deferred Compensation Plan, which is attached to this Proxy Statement as Appendix B.

Eligibility

A select group of the Company's senior managers and the outside directors of the Company (each a “Plan Participant” and collectively, the “Plan Participants”) are eligible to participate in the Deferred Compensation Plan. As of December 31, 2012, approximately 400 people were eligible to participate in the Deferred Compensation Plan and 66 were participating in the plan.

Participant Deferrals

On an annual basis, a Plan Participant may defer into the Deferred Compensation Plan up to (i) 20% of his/her salary, (ii) 100% of his/her bonus, (iii) 100% of his/her vested restricted stock awards and (iv) 100% of his/her director fees.

The Plan Participant's deferrals may be invested in Shares or in a bond index. The Company has been in the practice of purchasing Shares on the open market to fund Plan Participants' deferrals invested in Shares. The value of each Share that is purchased and deferred under the plan is the closing price per Share on the NYSE on the day it is posted to the Plan Participant's account. The Company credits the deferrals in the bond index with an interest rate equal to a bond fund that mirrors an investment strategy in corporate bonds of companies rated Baa or higher.

Company Contributions

The Company makes a contribution of 25% of the Plan Participant's salary and bonus that is deferred. The Company does not make a contribution with respect to any deferrals into the bond index or any deferrals by any directors. The Company has been in the practice of purchasing Shares on the open market to fund the Company contributions. The value of each Share that is contributed under the plan by the Company is the closing price per Share on the NYSE on the day it is posted to the Plan Participant's account.

Benefit Payments

Plan Participants may receive payments under the Deferred Compensation Plan after their employment or service as an outside director terminates, upon their death or if they have an unforeseeable emergency (as defined in the Deferred Compensation Plan). In addition, Plan Participants may elect to receive all or a portion of their deferral, including the Company's matching contribution, after the deferral has been in the Deferred Compensation Plan for at least three years. Any payment from a Plan Participant's account that is invested in Shares will be distributed in Shares, except for fractional Shares, which will be paid in cash. Any payment from a Plan Participant's account that is invested in the bond index will be paid in cash.

Administration

The Deferred Compensation Plan is administered by the Company. The Company may appoint agents as it deems necessary or appropriate to assist it with the operation and administration of the Deferred Compensation Plan. The Company's determination as to any issue that arises with respect to the conduct or operation of the Deferred Compensation Plan is binding and conclusive.

Term, Termination and Amendment of the Deferred Compensation Plan

The Company may amend or modify the Deferred Compensation Plan, subject to any required stockholder approval. The Company will be unable to provide matching contributions in Shares after February 27, 2023. Although no Company contributions may be made after that date, the plan will continue to exist after that date.

Company Contributions Under the Deferred Compensation Plan

Because benefits under the Deferred Compensation Plan will depend on Plan Participant elections, the fair market value of the Shares and the return on the bond index, it is not possible to determine the benefits that will be received if the plan amendment is approved by stockholders.

During 2012, Company contributions were made under the Deferred Compensation Plan as follows:

•	No Shares were provided as matching contributions to the Named Executive Officers (one of whom was also a Director) as a group.

•	1,702 Shares were provided as matching contributions to all current executive officers of the Company (not including the Named Executive Officers) as a group.

•	No Shares were provided as matching contributions to the Directors (not including one Director who was also a Named Executive Officer) as a group.

•	10,843 Shares were provided as matching contributions to all employees of the Company (not including all current executive officers and Named Executive Officers of the Company) as a group.

Recommendation

The Board of Directors believes that the approval of the Deferred Compensation Plan is in the best interests of the Company and its stockholders because the Deferred Compensation Plan enables the Company to provide competitive equity incentives to the Plan Participants to enhance the profitability of the Company and increase stockholder value.

The Board of Directors recommends that the stockholders vote FOR approval of the amendment of the Terex Corporation Deferred Compensation Plan.

PROPOSAL 5:  ADVISORY VOTE TO APPROVE THE COMPENSATION
OF THE NAMED EXECUTIVE OFFICERS

Pursuant to rules under Dodd-Frank, the Board is asking the Company’s stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s Named Executive Officers as disclosed in this proxy statement in accordance with SEC rules.

As described in detail within the Compensation Discussion and Analysis section above, the Company’s executive compensation programs are designed to attract, motivate, reward and retain the Named Executive Officers, who are critical to the success of the Company. Under these programs, the Named Executive Officers are rewarded for the achievement of specific annual, long-term and strategic goals, and the realization of increased stockholder value.

The Committee continually reviews the compensation programs for the Named Executive Officers to ensure they achieve the desired goals of aligning the executive compensation structure with the Company’s stockholders’ interests and current market practices. The Committee is comprised solely of independent directors committed to applying sound governance practices to compensation decisions. The Committee considers a variety of reports and analyses, such as market survey data, compensation tally sheets and compensation data of peer companies, when making decisions regarding target compensation opportunities and the delivery of awards to the Company’s executives, including the Named Executive Officers.

The design and operation of an executive compensation program for a large, complex, global enterprise such as Terex necessarily involves multiple objectives and constraints. The Committee believes that the Company’s executive compensation programs have been effective in enabling the recruitment and retention of senior business leaders with the requisite talent and skills to drive the Company’s financial and operational performance.

As further described within the Compensation Discussion and Analysis section above, the Company’s executive compensation programs are based on the following core principles: (i) balance between short term and long term compensation and competitive with peers; (ii) pay for performance; (iii) stockholder alignment; and (iv) stockholder engagement.

The Company’s results in 2012 and actions taken by the Committee since January 1, 2012 demonstrate the Committee’s commitment to these principles and illustrate how the executive compensation program responds to business challenges and the marketplace.  Key highlights include the following:

✓	Strong correlation between the Company's ROIC and the compensation paid or provided to Mr. DeFeo during the last three fiscal years.

✓	Strong correlation between the Company's total stockholder return and the total realized compensation of Mr. DeFeo during the last three fiscal years.

✓	Income from operations for the Company increased approximately 400% in 2012 versus 2011.

✓	The Company's ROIC increased to 8.0% in 2012 versus 3.7% in 2011.

✓	The Company's total stockholder return in 2012 was 108% (the 100th percentile in the Benchmark Companies).

✓
As a result of the Company's performance, the bonus payouts to the Named Executive Officers for 2012 were approximately 110% of target. This was the first time that the Company has paid bonus amounts above 100% of target since the bonus payouts for 2007.

✓	The long-term compensation awards granted in 2012 to the Named Executive Officers were granted exclusively in the Company's equity and the majority was performance-based.

✓
Approximately $1.1 million in stock awards granted in 2009 and 2011 were forfeited in 2012 by Mr. DeFeo and approximately $0.7 million in stock awards granted in 2009 and 2011 were forfeited in 2012 by the other Named Executive Officers as a result of the Company's failure to achieve performance targets set by the Committee.

✓	The DeFeo Agreement did not contain an excise tax gross up. As a result, the Company no longer has any agreements that contain excise tax gross ups.

✓	Mr. DeFeo and the Committee agreed that his target bonus opportunity for 2012 would be reduced from 200% of base salary to 125% of base salary.

✓
The Committee Chairman conducted meetings with seven of the Company's largest stockholders (accounting for approximately 23% of the Company's outstanding shares) in the first quarter of 2012 to discuss the Company's executive compensation program. The Compensation Committee Chairman conducted meetings with five of the Company's largest stockholders (accounting for approximately 15% of the Company's outstanding shares) in the first quarter of 2013 to discuss the Company's executive compensation program.

✓
All of the Company's stockholders were given the opportunity to participate in a virtual stockholder forum on compensation matters prior to last year's annual meeting of stockholders and will be given that opportunity again this year before the Meeting to ask questions of the Committee's chairperson and provide feedback on the Company's executive compensation program.

The Board remains committed to sound corporate governance practices and shares the interest of stockholders in maintaining effective performance-based executive compensation programs at the Company.  The Board believes that the Company’s executive compensation programs have a proven record of effectively aligning pay with performance and attracting and retaining highly talented executives.  The Board strongly encourages you to review the Compensation Discussion and Analysis and compensation tables in this proxy statement for detailed information on the extensive processes and factors the Committee considered when establishing performance and pay targets and in making decisions regarding actual payouts under the Company’s short and long-term performance based incentive plans.

Accordingly, the Board recommends that stockholders vote FOR the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2012 Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Board. Although non-binding, the Board and the Committee will review and consider the voting results when making future decisions regarding the Company’s executive compensation programs.

The Board recommends a vote FOR the approval of the advisory resolution on executive compensation.

OTHER MATTERS

The Board does not know of any other business to be brought before the Meeting.  In the event any such matters are brought before the Meeting, the persons named in the enclosed Proxy will vote the Proxies received by them as they deem best with respect to all such matters.

All proposals of stockholders intended to be included in the proxy statement to be presented at the 2014 Annual Meeting of Stockholders must be received at the Company’s offices at 200 Nyala Farm Road, Westport, Connecticut 06880, no later than November 29, 2013.  All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.

To nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such a meeting, the Bylaws of the Company generally provides that notice must be given to the Secretary of the Company no more than 120 days or less than 90 days prior to the date of the annual meeting.  The Company anticipates that in order for a stockholder to nominate a candidate for election as a director at the Company’s 2014 annual meeting or to propose business for consideration at such meeting, notice must be given between January 9, 2014 and February 8, 2014.  The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver by the Company of its right to do so at any time in the future.

Pursuant to the rules of the SEC, services that deliver our communications to stockholders that hold their stock through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single copy of our Notice of Internet Availability of Proxy Materials or Annual Report to Stockholders and Proxy Statement. Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials or Annual Report and Proxy Statement to any stockholder at a shared address to which a single copy of each document was delivered. Stockholders may notify us of their requests by calling (203) 222-7170 or writing Terex Corporation at 200 Nyala Farm Road, Westport, CT 06880.

STOCKHOLDERS    ARE   URGED   TO    VOTE    THEIR    PROXIES    WITHOUT    DELAY.
A PROMPT RESPONSE WILL BE GREATLY APPRECIATED.

By order of the Board of Directors,
Eric I Cohen Secretary

March 29, 2013
Westport, Connecticut

Appendix A
Terex Corporation Amended and
Restated 2009 Omnibus Incentive Plan

Terex Corporation Amended and Restated
2009 Omnibus Incentive Plan
Article 1. Establishment, Purpose, and Duration
1.1    Establishment. Terex Corporation, a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the Terex Corporation Amended and Restated 2009 Omnibus Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document. This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards. This Plan shall become effective upon stockholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.
1.2    Purpose of This Plan. The purpose of this Plan is to provide a means whereby Employees, Directors, and Third-Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors or Third-Party Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. The Company intends that certain compensation payable under this Plan will constitute “qualified performance-based compensation” under Section 162(m) of the Code. This Plan shall be administratively interpreted and construed in a manner consistent with such intent.
1.3    Duration of This Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.
Article 2. Definitions
Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.
2.1    “Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company) that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.
2.2    “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.
2.3    “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4    “Award Agreement” means either: (a) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof.
2.5    “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such terms in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
2.6    “Board” or “Board of Directors” means the board of directors of the Company.
2.7    “Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 10.

2.8	"Cause" shall mean:

(a)	Willful, substantial and continued failure to perform duties;

(b)	Willful engagement in conduct that is demonstrably and materially injurious to the Company; or

(c)
Entry by a court or quasi-judicial governmental agency of the United States or a political subdivision thereof of an order barring an Employee from serving as an officer or director of a public company.

For the purposes of clauses, (a) and (b) of this definition, no act or failure to act shall be deemed "willful" (x) if caused by a Disability or (y) unless done, or omitted to be done, not in good faith or without reasonable belief that such act or omission was in the best interest of the Company.
2.9    "Change in Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:
(i)    any person or group (as described in regulations under Section 409A of the Code) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company) representing

(A) more than 50% or more of the combined voting power of the Company's then outstanding securities, excluding any person or group who becomes such a Beneficial Owner in connection with transactions described in clauses (x), (y) or (z) of paragraph (iii) below and excluding the acquisition by a person or group holding more than 50 percent of such voting power or

(B) 30 percent or more of the combined voting power of Terex’s then outstanding securities during any twelve-month period;

(ii)    there is a change in the composition of the Board of Directors of the Company occurring during any twelve month period, as a result of which fewer than a majority of the directors are Incumbent Directors (“Incumbent Directors” shall mean directors who either (x) are members of the Board as of the date of this Agreement or (y) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination); or

(iii)    there is consummated, in any transaction or series of transactions during a twelve-month period, a complete liquidation or dissolution of the Company or a merger, consolidation or sale of all or substantially all of the Company’s assets (collectively, a “Business Combination”) other than a Business Combination after which (x) the stockholders of the Company own more than 50 percent of the common stock or combined voting power of the voting securities of the company resulting from the Business Combination, (y) at least a majority of the board of directors of the resulting corporation were Incumbent Directors and (z) no individual, entity or group (excluding any corporation

2

resulting from the Business Combination or any employee benefit plan of such corporation or of the Company) becomes the Beneficial Owner of 35 percent or more of the combined voting power of the securities of the resulting corporation, who did not own such securities immediately before the Business Combination.

This definition of “Change in Control” is intended to comply with the definition of “Change in Control” under Code Section 409A. For purposes of this Section 2.9, any of the events described above shall in any case constitute a "change in the ownership or effective control" of the Company or a "change in the ownership of a substantial portion of the assets" of the Company, in each case, within the meaning of Code Section 409A in order to be a “Change in Control” hereunder.

For purposes of this Section 2.9, the rules of Code Section 318(a) and the regulations issued thereunder shall be used to determine stock ownership.
2.10    “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time or any successor statute thereto. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.
2.11    “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. Each member of the Committee shall be a Nonemployee Director and an Outside Director, except that if the Board determines that (i) the Plan cannot or need not satisfy the requirements of Rule 16b-3 of the Exchange Act (such that grants of Awards are not or need not be exempt from Section 16(b) of the Exchange Act), then there may be less than two members of the Committee, and the members of the Committee need not be Nonemployee Directors or (ii) they no longer want the Plan to comply with the requirements of Section 162(m) of the Code and the regulations thereunder, or the Plan need not comply with such requirements, then there may be less than two members of the Committee and the members of the Committee need not be Outside Directors. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.
2.12    “Company” means Terex Corporation, a Delaware corporation, and any successor thereto as provided in Article 20 herein.
2.13    “Covered Employee” means any Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m).
2.14    “Director” means any individual who is a member of the Board of Directors.
2.15    “Disability” means, subject to an examination as specified by the Committee, a Participant's inability to engage in any substantial gainful activity because of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of twelve (12) months or longer.
2.16    “Dividend Equivalents” has the meaning set forth in Section 3.2(i).
2.17    “Effective Date” has the meaning set forth in Section 1.1.

3

2.18    “Employee” means any individual performing services for the Company, an Affiliate, or a Subsidiary and designated as an employee of the Company, a Subsidiary or an Affiliate on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, or Subsidiary during such period. An individual shall not cease to be an Employee in the case of: (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, any Affiliates, or any Subsidiaries. Neither service as a Director nor payment of a Director’s fee by the Company shall be sufficient to constitute "employment" by the Company.
2.19    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
2.20    “Extraordinary Items” means (a) extraordinary, unusual, and/or nonrecurring items of gain or loss; (b) gains or losses on the disposition of a business; (c) changes in tax or accounting regulations or laws; or (d) the effect of a merger or acquisition.
2.21    “Fair Market Value” or “FMV” means:

(a)
If the Shares are listed or admitted to trading on a securities exchange registered under the Exchange Act, the "Fair Market Value" of a Share as of a specified date shall mean the per Share closing price of the Shares for the date as of which Fair Market Value is being determined (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported) on the principal securities exchange on which the Shares are listed or admitted to trading.

(b)
If the Shares are not listed or admitted to trading on any such exchange but are listed as a national market security on the NASDAQ Stock Market, Inc. ("NASDAQ"), traded in the over-the-counter market or listed or traded on any similar system then in use, the Fair Market Value of a Share shall be the last sales price for the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on such system. If the Shares are not listed or admitted to trading on any such exchange, are not listed as a national market security on NASDAQ and are not traded in the over-the-counter market or listed or traded on any similar system then in use, but are quoted on NASDAQ or any similar system then in use, the Fair Market Value of a Share shall be the average of the closing high bid and low asked quotations on such system for the Shares on the date in question.

(c)
In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the price of a Share as determined by the Committee in its sole discretion by application of a reasonable valuation method. The Committee may, in its sole discretion, seek the advice of outside experts in connection with any such determination.

2.22    “Full-Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.
2.23    “Grant Date” means the date an Award is granted to a Participant pursuant to the Plan.
2.24    “Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

4

2.25    “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option that is intended to meet the requirements of Code Section 422 or any successor provision.
2.26    “Insider” shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a Beneficial Owner of more than ten percent (10%) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.
2.27     “Nonemployee Director” means a Director who is a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3)(i) of the Exchange Act.
2.28    “Nonemployee Director Award” means any NQSO, SAR, or Full-Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.
2.29    “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.
2.30    “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.
2.31    “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.
2.32    “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.
2.33    “Outside Director” is a Director who is an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code.
2.34    “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.
2.35    “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.
2.36    “Performance Measures” mean measures as described in Article 12 on which the performance goals are based and which are approved by the Company’s stockholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.
2.37    “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.
2.38    “Performance Share” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.
2.39    “Performance Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

5

2.40    “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.
2.41    “Plan” means the Terex Corporation Amended and Restated 2009 Omnibus Incentive Plan.
2.42    “Plan Year” means the Company’s fiscal year which begins January 1 and ends December 31.
2.43    “Prior Plans” means the Terex Corporation 2000 Incentive Plan and the 1996 Terex Corporation Long Term Incentive Plan, as amended.
2.44    “Restricted Stock” means an Award granted to a Participant pursuant to Article 8.
2.45    “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the Grant Date.
2.46    “SEC” means the United States Securities and Exchange Commission.
2.47    “Share” means a share of common stock of the Company, no par value per share.
2.48    “Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.
2.49    “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.
2.50    “Third-Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that: (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

Article 3. Administration
3.1    General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall

6

be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.
3.2    Authority of the Committee. Subject to any express limitations set forth in the Plan, the Committee shall have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of the Plan including, but not limited to, the following:

(a)
To determine from time to time which of the persons eligible under the Plan shall be granted Awards, when and how each Award shall be granted, what type or combination of types of Awards shall be granted, the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to an Award, and the number of Shares subject to an Award;

(b)
To construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission, or inconsistency in the Plan or in an Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

(c)	To approve forms of Award Agreements for use under the Plan;

(d)	To determine Fair Market Value of a Share in accordance with Section 2.21 of the Plan;

(e)	To amend the Plan or any Award Agreement as provided in the Plan;

(f)
To adopt subplans and/or special provisions applicable to stock awards regulated by the laws of a jurisdiction other than and outside of the United States. Such subplans and/or special provisions may take precedence over other provisions of the Plan, but unless otherwise superseded by the terms of such subplans and/or special provisions, the provisions of the Plan shall govern;

(g)	To authorize any person to execute on behalf of the Company any instrument required to effect the grant of a stock award previously granted by the Committee or the Board;

(h)	To determine whether Awards will be settled in Shares of common stock, cash, or in any combination thereof;

(i)
To determine whether Awards will be adjusted for Dividend Equivalents, with “Dividend Equivalents” meaning a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant; provided, however, that Options and SARs may not be adjusted for Dividend Equivalents;

(j)	To establish a program whereby Participants designated by the Committee may reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(k)	To authorize a program permitting eligible Participants to surrender outstanding Awards in exchange for newly granted Awards;

(l)	To impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any

7

Shares, including, without limitation: (i) restrictions under an insider trading policy and (ii) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

(m)
To provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash, or a combination thereof, the amount of which is determined by reference to the value of Shares.

3.3    Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more Directors or officers, in accordance with applicable law, of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such Director or officer for Awards granted to an Employee who is considered an Insider or whose compensation is subject to Section 162(m) of the Code; and (ii) the Director(s) or officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.
Article 4. Shares Subject to This Plan and Maximum Awards
4.1    Number of Shares Authorized and Available for Awards. The number of Shares authorized and available for Awards under the Plan shall be determined in accordance with the following provisions:

(a)
Subject to adjustment as provided in Section 4.4 of the Plan, the maximum number of Shares available for issuance under the Plan shall be 8,000,000 shares, plus (i) the number of Shares remaining available for issuance under the Prior Plans that are not subject to outstanding Awards as of the Effective Date, and (ii) the number of Shares subject to Awards outstanding under the Prior Plans as of the Effective Date but only to the extent that such outstanding Awards are forfeited, expire, or otherwise terminate without the issuance of such Shares.

(b)	The maximum number of Shares that may be issued pursuant to ISOs under the Plan shall be 8,000,000.
4.2    Share Usage. Shares covered by an Award shall be counted as used only to the extent they are actually issued. Any Shares related to Awards under this Plan or under the Prior Plans that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of the Shares, or are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, if the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), the tendered Shares shall again be available for grant under this Plan. Furthermore, if an SAR is exercised and settled in Shares, the difference between the total Shares exercised and the net Shares delivered shall again be available for grant under this Plan, with the result being that only the number of Shares issued upon exercise of an SAR is counted against the Shares available for issuance under the Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.
4.3    Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award

8

Limit” and, collectively, “Annual Award Limits”), as adjusted pursuant to Sections 4.4 and 20.2, shall apply to grants of such Awards under this Plan:

(a)	Options and SARs: The maximum aggregate number of Shares subject to Options and SARs granted to any one Participant in any one Plan Year shall be 750,000.

(b)
Restricted Stock and Restricted Stock Units: The maximum aggregate number of Shares subject to Restricted Stock and Restricted Stock Units granted to any one Participant in any one Plan Year shall be 750,000.

(c)
Performance Units: The maximum aggregate amount awarded or credited with respect to Performance Units to any one Participant in any one Plan Year in respect of any performance period may not exceed $20,000,000, determined as of the date of grant.

(d)
Performance Shares: The maximum aggregate number of Performance Shares that a Participant may receive in any one Plan Year in respect of any performance period shall be 750,000 Shares, determined as of the date of grant.

(e)
Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year in respect of any performance period may not exceed $20,000,000, determined as of the date of grant.

(f)
Other Stock-Based Awards: The maximum aggregate amount awarded or credited with respect to Other Stock-Based Awards to any one Participant in any one Plan Year in respect of any performance period may not exceed 750,000 Shares, determined as of the date of grant.

4.4    Adjustments in Authorized Shares. Adjustment in authorized Shares available for issuance under the Plan or under an outstanding Award and adjustments in Annual Award Limits shall be subject to the following provisions:

(a)
In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in-kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards, provided that the Committee, in its sole discretion, shall determine the methodology or manner of making such substitution or adjustment.

(b)	The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect such changes or distributions described in Section 4.4(a).

(c)	The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

9

(d)
Subject to the provisions of Article 18 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Code Sections 422 and 424, as and where applicable.

Article 5. Eligibility and Participation
5.1    Eligibility. Individuals eligible to participate in this Plan include all Employees, Directors, and Third-Party Service Providers.
5.2    Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law and the amount of each Award.
Article 6. Stock Options
6.1    Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Employees and Directors in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion.
6.2    Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.
6.3    Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of a Share as of the Option’s Grant Date.
6.4    Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.
6.5    Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.
6.6    Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any exercised Option shall be payable to the Company in accordance with one of the following methods:

(a)	In cash or its equivalent;

(b)	By tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price;

10

(c)	By a cashless (broker-assisted) exercise;

(d)	By any combination of (a), (b), and (c); or

(e)	Any other method approved or accepted by the Committee in its sole discretion.
Subject to any governing rules or regulations, as soon as practicable, but in no event later than 45 days, after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or Shares, as applicable.
6.7    Termination of Employment. Each Participant’s Award Agreement may set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company or any Affiliate or Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination. In the absence of a specific provision in a Participant’s Award Agreement, in the event of the termination of employment of a Participant or the termination or separation from service of a Third-Party Service Provider or a Director for any reason (other than by reason of death, Disability or Change in Control), the term of any Options granted to such Participant outstanding and vested as of the date of (or as a result of) such termination or separation, shall expire six (6) months after the date of such termination or separation, provided, however, that in no instance may the term of an Award, as so extended, extend beyond the end of the original term of the Award Agreement. Except as otherwise provided by the Committee, any unvested options held by such Participant under this Plan shall be forfeited upon such termination or separation.
6.8    Special Rules Regarding ISOs. Notwithstanding any provision of the Plan to the contrary, an ISO granted to a Participant shall be subject to the following rules:

(a)	Special ISO Definitions.

(i)	“Parent Corporation” shall mean as of any applicable date a corporation in respect of the Company that is a parent corporation within the meaning of Code Section 424(e).

(ii)	“ISO Subsidiary” shall mean as of any applicable date any corporation in respect of the Company that is a subsidiary corporation within the meaning of Code Section 424(f).

(iii)
A “10% Owner” is an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Parent Corporation or any ISO Subsidiary.

(b)	Eligible Employees. ISOs may be granted solely to eligible Employees of the Company, Parent Corporation, or ISO Subsidiary (as permitted under Code Sections 422 and 424).

(c)
Option Price. The Option Price of an ISO granted under the Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must at least equal one hundred percent (100%) of the Fair Market Value of a Share as of the ISO’s Grant Date (in the case of 10% Owners, the Option Price may not be not less than 110% of such Fair Market Value).

11

(d)	Right to Exercise. Any ISO granted to a Participant under the Plan shall be exercisable during his or her lifetime solely by such Participant.

(e)
Exercise Period. The period during which a Participant may exercise an ISO shall not exceed ten (10) years (five (5) years in the case of a Participant who is a 10% Owner) from the date on which the ISO was granted.

(f)
Termination of Employment. In the event a Participant terminates employment due to death or disability, as defined under Code Section 22(e)(3), the Participant (or his beneficiary, in the case of death) shall have the right to exercise the Participant’s ISO Award during the period specified in the applicable Award Agreement solely to the extent the Participant had the right to exercise the ISO on the date of his death or disability, as applicable; provided, however that such period may not exceed one (1) year from the date of such termination of employment or, if shorter, the remaining term of the ISO. In the event a Participant terminates employment for reasons other than death or disability, as defined under Code Section 22(e)(3), the Participant shall have the right to exercise the Participant’s ISO Award during the period specified in the applicable Award Agreement solely to the extent the Participant had the right to exercise the ISO on the date of such termination of employment; provided, however that such period may not exceed three (3) months from the date of such termination of employment or, if shorter, the remaining term of the ISO.

(g)
Dollar Limitation. To the extent that the aggregate Fair Market Value of: (i) the Shares with respect to which Options designated as Incentive Stock Options plus (ii) the Shares of common stock of the Company, Parent Corporation, and any Subsidiary with respect to which other Incentive Stock Options are exercisable for the first time by a holder of an ISO during any calendar year under all plans of the Company and any Affiliate and Subsidiary exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Nonqualified Stock Options. For purposes of the preceding sentence, Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option or other Incentive Stock Option is granted.

(h)	Duration of Plan. No Incentive Stock Options may be granted more than ten (10) years after the earlier of: (i) adoption of this Plan by the Board, or (ii) the Effective Date.

(i)
Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO, such Participant shall notify the Company of such disposition within thirty (30) days thereof. The Company shall use such information to determine whether a disqualifying disposition as described in Code Section 421(b) has occurred.

(j)
Transferability. No ISO granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided, however, at the discretion of the Committee, an ISO may be transferred to a grantor trust under which the Participant making the transfer is the sole beneficiary.

Article 7. Stock Appreciation Rights
7.1    Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

12

7.2    Grant Price. The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price must be at least equal to one hundred percent (100%) of the FMV of a Share as of the Grant Date.
7.3    SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.
7.4    Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary of its grant date.
7.5    Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.
7.6    Settlement of SARs. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company, within 45 days of the date of exercise, in an amount determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.
7.7    Form of Payment. Payment, if any, with respect to an SAR settled in accordance with Section 7.6 of the Plan shall be made in accordance with the terms of the applicable Award Agreement, in cash, Shares, or a combination thereof, as the Committee determines.
7.8    Termination of Employment. Each Award Agreement may set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, Affiliates, or Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination. In the absence of a specific provision in a Participant’s Award Agreement, in the event of the termination of employment or separation from service of a Participant for any reason (other than by reason of death, Disability or Change in Control), the term of any SAR granted to such Participant outstanding and vested as of the date (or as a result of) such termination or separation, shall expire six (6) months after the date of such termination or separation, provided, however, that in no instance may the term of an Award, as so extended, extend beyond the end of the original term of the Award Agreement. Except as otherwise provided by the Committee, any unvested SARs held by such Participant under this Plan shall be forfeited upon such termination or separation.
7.9    Other Restrictions. The Committee shall impose such other conditions or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.
Article 8. Restricted Stock and Restricted Stock Units
8.1    Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the Grant Date.

13

8.2    Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock, or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.
8.3    Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units. To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse. Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine.
8.4    Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion: The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Terex Corporation
8.5    Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.6    Termination of Employment. Each Award Agreement may set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company or any Affiliate or Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination. In the absence of a specific provision in a Participant’s Award Agreement, in the event of the termination of employment of a Participant or the termination or separation from service of a Third-Party Service Provider or a Director for any reason (other than by reason of death, Disability or Change in Control), any unvested Restricted Stock and/or Restricted Stock Units granted to such Participant under this Plan shall be forfeited upon such termination or separation.

14

Article 9. Performance Units/Performance Shares
9.1    Grant of Performance Units/Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.
9.2    Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to 100% of Fair Market Value of a Share as of the Grant Date. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.
9.3    Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive a payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
9.4    Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares in accordance with the terms of the Award Agreement. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.
9.5    Termination of Employment. Each Award Agreement may set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company or any Affiliate or Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination. In the absence of a specific provision in a Participant’s Award Agreement, in the event of the termination of employment of a Participant or the termination or separation from service of a Third-Party Service Provider or a Director for any reason (other than by reason of death, Disability or Change in Control), any unvested Performance Units and/or Performance Shares granted to such Participant under this Plan shall be forfeited upon such termination or separation.

Article 10. Cash-Based Awards and Other Stock-Based Awards
10.1    Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.
10.2    Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

15

10.3    Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.
10.4    Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines. In the absence of an Award Agreement or a specific provision in a Participant’s Award Agreement to the contrary, no Participant shall have any right to receive payment of any Cash-Based Award or Other Stock-Based Award unless such Participant remains in the employ of the Company at the time of payment of such Award.
10.5    Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company or any Affiliate or Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination. In the absence of an Award Agreement or a specific provision in a Participant’s Award Agreement, in the event of a Participant’s termination of employment or separation from service for any reason (other than by reason of death, Disability or Change in Control), any unvested Cash-Based Awards or Other Stock-Based Awards granted to such Participant under this Plan shall be forfeited upon such termination or separation.
Article 11. Transferability of Awards and Shares
11.1    Transferability of Awards. Except as provided in Section 6.8(j) and Section 11.2, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution or pursuant to a domestic relation order entered into by a court of competent jurisdiction; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation of this Section 11.1 shall be null and void; provided, however, Options or SARs that have vested may be transferred to a charitable organization or a Family Member of such Participant. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death may be provided. For purposes of this provision, Family Member means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.
11.2    Committee Action. Except as provided in Section 6.8(j), the Committee may, in its discretion, determine that notwithstanding Section 11.1, any or all Awards shall be transferable to and exercisable by such transferees, and be subject to such terms and conditions as the Committee may deem appropriate; provided, however, no Award may be transferred for value without stockholder approval.
11.3    Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired by a Participant under the Plan as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange

16

or market upon which such Shares are then listed or traded, or under any blue sky or state securities laws applicable to such Shares.
Article 12. Performance Measures
12.1    Performance Measures. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be set within the shorter of: (a) ninety (90) days after the beginning of the Performance Period, or (b) twenty-five percent (25%) of the Performance Period has elapsed, and shall be limited to the following Performance Measures:

(a)	Net earnings or net income (before or after taxes);

(b)	Earnings per share;

(c)	Net sales or revenue growth;

(d)	Net operating profit or income;

(e)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

(f)	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(g)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(h)	Gross or operating margins;

(i)	Productivity ratios;

(j)	Share price (including, but not limited to, growth measures and total stockholder return);

(k)	Cost control;

(l)	Margins;

(m)	Operating efficiency;

(n)	Market share;

(o)	Customer satisfaction or employee satisfaction;

(p)	Working capital;

(q)	Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital);

(r)	Management development;

(s)	Diversity;

(t)	Succession planning;

(u)	Financial controls;

(v)	Ethics;

(w)	Information technology;

(x)	Marketing initiatives;

(y)	Business development;

(z)	Financial structure;

(aa)	Taxes;

(bb)	Depreciation and amortization; and

(cc)	Total Stockholder Return.

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate, or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12, provided that any such acceleration complies with Treasury Regulation 1.162-27(e)(2)(iii)(B).

17

12.2    Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) Extraordinary Items, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.
12.3    Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.
12.4    Committee Discretion. In the event that applicable tax or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1.
Article 13. Nonemployee Director Awards
The Board or Committee shall determine and approve all Awards to Nonemployee Directors. The terms and conditions of any grant of any Award to a Nonemployee Director shall be set forth in an Award Agreement.
Article 14. Dividend Equivalents
Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests, or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents based on the dividends declared on Shares that are subject to an Option, ISO, or SAR Award and further no dividends or Dividend Equivalents shall be paid out with respect to any unvested Performance Shares or Performance Units.
Article 15. Beneficiary Designation
Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator, or legal representative.
Article 16. Rights of Participants
16.1    Employment. Nothing in this Plan or an Award Agreement shall: (a) interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, or (b) confer upon any Participant any right to continue his employment or service as a Director or Third-Party Service Provider for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate or Subsidiary and, accordingly, subject to Articles 3 and 18, this Plan and the benefits

18

hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.
16.2    Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
16.3    Rights as a Stockholder. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.
Article 17. Change in Control
Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 17 shall apply in the event of a Change in Control, unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement. In the event of a Change in Control, (i) any unvested Awards granted to a Participant shall immediately vest, including any Awards that are subject to Performance Measures, which shall vest at target, and (ii) such Participant shall have the unqualified right to exercise any Options or SARs that are outstanding as of the date of such Change in Control for a period of three (3) years after such Change in Control of the Company, provided, however, that in no instance may the term of the Awards, as so extended, extend beyond the end of the original term of the Award Agreement; provided, further, however that the accelerated vesting of any Award shall not effect the distribution date of any Award subject to Code Section 409A.

19

Article 18. Disability
Except for ISOs covered by Section 6.8(f), in the absence of a specific provision in a Participant’s Award Agreement, if a Participant terminates employment or separates from service due to Disability, (i) any unvested Awards granted to such Participant shall immediately vest and (ii) such Participant, or his guardian or legal representative, shall have the unqualified right to exercise any Options or SARs that are outstanding as of the date of such termination or separation for a period of one year after such termination or separation, provided, however, in no instance may the term of the Option or SAR, as so extended, extend beyond the end of the original term of the Award Agreement; provided, further, however that the accelerated vesting of any Award shall not effect the distribution date of any Award subject to Code Section 409A.
Article 19. Death
Except for ISOs covered by Section 6.8(f), in the absence of a specific provision in a Participant’s Award Agreement, if a Participant dies while employed or otherwise engaged by or providing services to the Company or any of its Subsidiaries or Affiliates, as the case may be, (i) any unvested Awards granted to such Participant under the Plan shall immediately vest and (ii) any Options or SARs outstanding as of the date of such Participant’s death shall be exercisable by the estate of such Participant or by any person who acquired such Award by bequest or inheritance, at any time within one year after the death of such Participant, provided, however, that in no instance may the term of the Option or SAR, as so extended, extend beyond the end of the original term of the Award Agreement.
Article 20. Amendment and Termination
20.1    Amendment and Termination of the Plan and Award Agreements.

(a)
Subject to subparagraphs (b) and (c) of this Section 20.1 and Section 20.3 of the Plan, the Board may at any time alter, amend, suspend or terminate the Plan as it shall deem advisable and the Committee may, at any time and from time to time, amend an outstanding Award Agreement.

(b)
Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of an outstanding Award may not be amended to reduce the exercise price of outstanding Options or to reduce the Grant Price of outstanding SARs or cancel outstanding Options or SARs in exchange for cash, other Awards, or Options or SARs with an exercise price or Grant Price, as applicable, that is less than the exercise price of the cancelled Options or the Grant Price of the cancelled SARs without shareholder approval.

(c)
Notwithstanding the foregoing, no amendment of this Plan shall be made without stockholder approval if stockholder approval is required pursuant to rules promulgated by any stock exchange or quotation system on which Shares are listed or quoted or by applicable U.S. state corporate laws or regulations, applicable U.S. federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

20.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. Subject to Section 12.3, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available

20

under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan. By accepting an Award under this Plan, a Participant agrees to any adjustment to the Award made pursuant to this Section 20.2 without further consideration or action.
20.3    Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, other than Sections 20.2, 20.4, or 23.14, no termination or amendment of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.
20.4    Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend the Plan or an Award Agreement, to take effect as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 20.4 to any Award granted under the Plan without further consideration or action.
Article 21. Withholding
21.1    Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.
21.2    Share Withholding. With respect to withholding required upon the exercise of Options or SARs, the lapse of restrictions on Restricted Stock, the delivery of cash or Shares in the settlement of Restricted Stock Units, or the achievement of performance goals related to Performance Units or Performance Shares, or any other taxable event arising as a result of an Award granted hereunder (collectively and individually referred to as a “Share Payment”), Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold from a Share Payment the number of Shares having a Fair Market Value on the date the withholding is to be determined equal to the minimum withholding requirement. All such elections shall be irrevocable, made electronically or in writing and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.
Article 22. Successors
All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 23. General Provisions
23.1    Forfeiture Events.

(a)
The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, termination of the Participant’s provision of services to the Company, Affiliate, or Subsidiary, violation of material Company, Affiliate, or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply

21

to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, any Affiliate, or Subsidiary.

(b)
If a Participant fails to sign an Award Agreement within six (6) months of such Award Agreement being delivered to the Participant by the Company, the Award being granted pursuant to such Award Agreement shall be subject to forfeiture.

(c)
If any of the Company’s financial statements are required to be restated resulting from errors, omissions, or fraud, the Committee may (in its sole discretion, but acting in good faith) direct that the Company recover all or a portion of any Award granted or paid to a Participant or make additional payments or grants to a Participant for any Award with respect to any fiscal year of the Company the financial results of which are affected by such restatement. The amount to be recovered from or paid to the Participant shall be the amount by which the Award differed from the amount that would have been payable to the Participant had the financial statements been initially filed as restated. In no event shall the amount to be recovered by the Company be less than the amount required to be repaid or recovered as a matter of law (including but not limited to amounts that are required to be recovered or forfeited under Section 304 of the Sarbanes-Oxley Act of 2002). The Committee shall determine the method of any recovery or payment pursuant to this provision.

23.2    Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.
23.3    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
23.4    Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
23.5    Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
23.6    Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)
Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

23.7    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22

23.8    Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.
23.9    Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third-Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates and Subsidiaries shall be covered by this Plan;

(b)	Determine which Employees, Directors, or Third-Party Service Providers outside the United States are eligible to participate in this Plan;

(c)	Modify the terms and conditions of any Award granted to Employees, Directors, or Third-Party Service Providers outside the United States to comply with applicable foreign laws;

(d)
Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 23.9 by the Committee shall be attached to this Plan document as appendices; and

(e)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.
Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.
23.10    Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.
23.11    Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Subsidiaries, or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Affiliate or Subsidiary under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or the Subsidiary or Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, or the Subsidiary or Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.
23.12    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

23

23.13    Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.
23.14    Deferred Compensation.

(a)
The Committee may grant Awards under the Plan that provide for the deferral of compensation within the meaning of Code Section 409A. It is intended that such Awards comply with the requirements Section 409A so that amounts deferred thereunder are not includible in income and are not subject to an additional tax of twenty percent (20%) at the time the deferred amounts are no longer subject to a substantial risk of forfeiture.

(b)
Notwithstanding any provision of the Plan or Award Agreement to the contrary, if one or more of the payments or benefits to be received by a Participant pursuant to an Award would constitute deferred compensation subject to Code Section 409A and would cause the Participant to incur any penalty tax or interest under Code Section 409A or any regulations or Treasury guidance promulgated thereunder, the Committee may reform the Plan and Award Agreement to comply with the requirements of Code Section 409A and to the extent practicable maintain the original intent of the Plan and Award Agreement. By accepting an Award under this Plan, a Participant agrees to any amendments to the Award made pursuant to this Section 21.14(b) without further consideration or action.

23.15    Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.
23.16    No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.
23.17    Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.
23.18    Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including without limitation, prospectuses required by the SEC) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements), and (b) permit Participants to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed to the Committee.

24

23.19    No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of the Plan to the contrary, the Company, its Affiliates and Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under the Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties and interest under the Tax Laws.
23.20    Indemnification. Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

25

Appendix B
TEREX CORPORATION DEFERRED COMPENSATION PLAN
THIS TEREX CORPORATION DEFERRED COMPENSATION PLAN, dated as of February 28, 2013, established by TEREX CORPORATION (the “Plan”), a Delaware corporation authorized to do business in the State of Connecticut, 200 Nyala Farm Road, Westport, CT 06880 (hereinafter referred to as the “Corporation”).
WITNESSETH THAT:
WHEREAS, the Corporation established the Terex Deferred Compensation Plan effective January 1, 1997 as amended as of February 1, 1997 (the “Original Plan”), and the Original Plan provided that the Corporation may amend the Original Plan at any time;
WHEREAS, the Corporation amended and restated the Original Plan as of December 1, 1997, January 1, 2002, January 1, 2004 and March 11, 2004 (the Original Plan as amended and restated shall be referred to as the “Former Plan”);
WHEREAS, the Corporation amended the Former Plan on October 14, 2008, effective December 31, 2004, to freeze participation and future contributions under the Plan;
WHEREAS, the Corporation established this Plan, effective January 1, 2005; to comply with Section 409A of the Internal Revenue Code of 1986, as amended;
WHEREAS, the Corporation recognizes the valuable services heretofore performed for it by the employees and the outside directors participating in this Plan (the “Participants”);
WHEREAS, the Corporation has established this Plan to provide retirement and death benefits, and benefits in the event of any other termination of employment or service as an outside director, as provided herein to a select group of management or highly compensated employees and the outside directors;
WHEREAS, each Participant desires to receive such benefits and to defer a portion of his or her compensation;
WHEREAS, the Corporation desires to extend the date that Terex Matching Contributions (as defined below) may be granted until February 27, 2023 (the “Amended Terms”);
WHEREAS, the Corporation has established a trust dated as of January 1, 1997 (the “Trust”) to assist in providing the benefits under the Former Plan and the Trust has been amended effective as of January 1, 2005 to assist in providing benefits under this Plan; and
WHEREAS, the Corporation desires to provide the terms and conditions upon which the Corporation shall pay such additional compensation through the Trust to the Participants.
NOW, THEREFORE, in consideration of these premises, the Corporation adopts the Plan as follows:

1.    Establishment and Purposes.
a.    Establishment. The Corporation established the Plan as of January 1, 2005. The Amended Terms shall become effective upon stockholder approval.
b.    Name. The Plan shall be known as the “Terex Corporation Deferred Compensation Plan.”
c.    Purpose. The purpose of the Plan is to defer the payment of a portion of the compensation of the Participants, including the portion deferred by each Participant in accordance with an annual Deferral Election, so that such amount may be paid to the Participants (or their beneficiaries) upon retirement or death or other termination of employment as specified herein.
2.    Definitions.
Except as otherwise provided herein, the following terms shall have the definitions hereinafter indicated wherever used in this Plan with initial capital letters:
a.    Beneficiary: Any person, entity, or any combination thereof designated by the Participant, on a Beneficiary Designation Form acceptable to the Corporation, to receive benefits under this Plan in the event of the Participant’s death, or in the absence of any such designation, his or her estate.
b.    Beneficiary Designation Form: The designation by the Participant of his or her Beneficiary or Beneficiaries, as amended from time to time, and in a form acceptable to the Corporation.
c.    Code: The Internal Revenue Code of 1986, as amended.
d.    Compensation: All wages, salaries, bonuses, director fees and restricted stock awards granted to directors to be paid to a Participant for services rendered to the Corporation, other than stock options issued to a Participant pursuant to a qualified stock option plan (not including any amounts deferred by the Corporation under the provisions of this Plan).
e.    Deferral Election: The form or other method of deferral acceptable to the Corporation that provides for the Participant to elect to defer a portion of his or her Compensation or other amounts or items. A Participant must complete and submit to the Corporation a new Deferral Election for each such Plan Year with respect to which a Participant elects to defer a portion of his or her Compensation and indicate the form and time at which amounts deferred during such Plan Year are to be distributed; provided that a separate Deferral Election is required to defer any bonus payable in such Plan Year. Deferral Elections with respect to Compensation that meets the requirements of “performance-based compensation” under Section 409A may be made no later than the date that is six months before the end of the performance period. Deferral Elections with respect to a restricted stock award shall be made prior to the date of grant of such restricted stock award. Except as provided in the preceding 2 sentences and Section 3a, Deferral Elections must be made within the time prescribed by the Corporation but in no event later than December 31 of the Plan Year preceding the Plan Year to which the Deferral Election relates. The Subsequent Election Limitations apply independently to each Deferral Election.
f.    Deferred Compensation Account: Shall have the meaning set forth in Section 4 of this Plan.
g.    Earnings: The amount credited to each Participant’s Deferred Compensation Account as earnings, as provided in Section 4 hereof.
h.    Effective Date of the Plan: January 1, 2005.

2

i.    Employee: An employee of the Corporation who is selected by the Corporation to participate in this Plan, and who elects to participate in this Plan by executing and delivering to the Corporation a Deferral Election which is satisfactory to the Corporation.
j.    Investment Designation: The provisions of the Deferral Election providing for the investment designation by the Participant as described in Section 4 of this Plan, as amended from time to time, and as acceptable to the Corporation.
k.    Key Employee: An Employee treated as a “specified employee” under Section 409A(a)(2)(B)(i) of the Code, i.e., a key employee of the Corporation (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof). The Corporation shall determine which Employees shall be deemed Key Employees using December 31 as an identification date.
l.    Key Employee Limitation: The following limitation is intended to comply with Section 409A. Notwithstanding any Deferral Election, Retirement Plus Election, or provision of this Plan to the contrary, distribution of the Deferred Compensation Account or Retirement Plus Account payable by reason of a Participant’s Termination of Employment or Retirement to a Participant who is a Key Employee, shall not be made before six months after such separation from service or the Participant’s death, if earlier. At the end of such six-month period, amounts that would have been payable but for the Key Employee Limitation shall be paid in a lump sum, without interest, on the first day of the seventh month following the Participant’s Termination of Employment or Retirement, as applicable, and remaining payments shall commence as indicated on the relevant Deferral Elections, Retirement Plus Elections, or the Plan, as applicable.
m.    Normal Retirement Age: Fifty-five (55) years of age.
n.    Plan: This Terex Corporation Deferred Compensation Plan.
o.    Plan Year: January 1 through December 31.
p.    Retirement: The termination of a Participant’s employment with the Corporation after attaining Normal Retirement Age.
q.    Retirement Plus Account: An account shall be established on behalf of each Retirement Plus Participant under Section 4.g.
r.    Retirement Plus Election: The form or other method of deferral acceptable to the Corporation that provides for a Retirement Plus Participant to elect the time and form amounts credited to his or her Retirement Plus Account will be distributed. A Retirement Plus Election must be completed by the Retirement Plus Participant and submitted to the Corporation within 30 days after being selected to participate in the Plan.
s.    Retirement Plus Participant: An employee of the Corporation who is a senior officer or other key employee who has been selected by the Compensation Committee of the Board of Directors of the Corporation (the “Committee”) to receive a benefit described in Section 4.g on or after November 1, 2008. Depending on the context, references herein to Participant shall sometimes include Retirement Plus Participant.
t.    Section 409A: Section 409A of the Code and the regulations issued thereunder, as the same may be amended from time to time and any successor statute to such section of the Code.

3

u.    Subsequent Election Limitations: Refers to the following limitations applicable to any Participant’s subsequent election to delay payment of the Deferred Compensation Account or the Retirement Plus Account, as applicable, or to change the form of such payment: (i) such election may not take effect until at least 12 months after the date on which the election is made; (ii) with respect to an election related to payment of the Deferred Compensation Account or the Retirement Plus Account, as applicable, for reasons other than death or Unforeseeable Emergency, no payments specified in a subsequent election may be made during the five-year period commencing on the date distribution of benefits would have commenced but for such subsequent election; and (iii) with respect to a subsequent election related to payment of the Deferred Compensation Account or the Retirement Plus Account, as applicable, pursuant to a fixed schedule or payable at a specified time, such election may not be made less than 12 months prior to the date of the first scheduled payment. For purposes hereof, installment payments shall be treated as a single payment.
v.    Termination of Employment: Means the severing of employment with or services as an outside director to the Corporation and affiliates, voluntarily or involuntarily, for any reason other than Retirement, death or an authorized leave of absence.
w.    Unforeseeable Emergency: A severe financial hardship to a Participant resulting from an illness or accident of the Participant, the Participant’s spouse, the Participant's dependent (within the meaning of Section 152(a) of the Code), or the Participant's Beneficiary, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, or such other circumstances or events, if any, that are included within the meaning of “unforeseeable emergency” under Section 409A.
x.    Vesting Date: The earliest to occur of the date on which the Retirement Plus Participant (i) completes ten Years of Participation, (ii) terminates employment with the Corporation and its affiliates after attaining age 65, or (iii) terminates employment with the Corporation and its affiliates either by the Corporation without “Cause” (as defined in Section 5.b.(7) below) or by such Participant for “Good Reason” (as defined in the Terex Corporation Supplemental Executive Retirement Plan (the “SERP”)).
y.    Year of Participation: A Plan Year during which an Employee is employed on a full-time basis with the Corporation or an outside director serves on the Corporation’s Board of Directors. An Employee who is employed on a full-time basis for any portion of a Plan Year and an outside director who sits on the Corporation’s Board of Directors for any portion of a Plan Year shall be credited with a Year of Participation for that Plan Year.
3.    Participant’s Deferrals.
a.    Enrollment. As a condition to participating in this Plan, a Participant shall execute and file with the Corporation an irrevocable Deferral Election before the end of the Plan Year immediately preceding the Plan Year for which the election is made. However, if an employee or director becomes a participant after the beginning of a Plan Year and does not already participate in a nonqualified deferred compensation plan that is required to be aggregated with this Plan under Section 409A, the Participant may execute and file with the Corporation a Deferral Election for such Plan Year within 30 days after being selected to participate in the Plan. The Corporation shall establish from time to time such other enrollment requirements as it determines are necessary, convenient or appropriate to carry out any of the purposes or intent of the Plan or to better assure the Plan’s compliance with Section 409A. Participation shall commence as soon as practicable following timely receipt of all required enrollment materials.
b.    Deferral Elections. The Deferral Election shall designate the portion of the Participant’s Compensation that shall be deferred hereunder; provided, however, that (i) the Participant may not defer more than a certain percentage of his or her regular salary as designated by the Corporation from time to time (the initial maximum percentage shall be twenty percent (20%)), and (ii) no amount shall be deferred from any amount that was payable to the Participant before the end of the Plan Year in which the Participant executed the Deferral Election. A Participant may separately elect to defer up to one hundred percent (100%) of his or her bonus or director fees. All deferrals of salary, director fees or bonuses shall be in increments of one percent (1%) or, if acceptable to the Corporation, a specific dollar amount (or a Participant may elect to receive a specified dollar amount of his or her bonus and defer the remainder).

4

4.    Deferred Compensation Account, Earnings, Corporation Matching and Retirement Plus Contributions.
a.    Deferred Compensation Account. Any Compensation or other amounts or items deferred by a Participant shall be credited to a deferred compensation bookkeeping account maintained by the Plan recordkeeper for the Participant. The Plan recordkeeper shall update the Participant’s Deferred Compensation Account (including Earnings) on a daily basis.
b.    Earnings. Earnings with respect to each deferral shall be credited to the Participant’s Deferred Compensation Account as measured by the applicable Investment Designation. The two available options for the Investment Designation shall be (i) Terex stock, and (ii) a bond index (the “Bond Index”), selected by the Corporation, which shall provide an interest rate which mirrors an investment in the corporate bonds of companies rated Baa or higher. The Corporation may change the options available and the applicable bond index from time to time. With respect to a Bond Index designation, any interest rate credited to the Participant’s Deferred Compensation Account in any given month shall be the interest rate for the penultimate month. With respect to a Terex stock designation, the deemed purchase price for measuring Earnings hereunder will be the closing price of Terex stock listed in The Wall Street Journal on the day it is posted to the Participant’s Deferred Compensation Account. All designations of a particular Investment Designation must constitute at least ten percent (10%) of the deferral. The Earnings credited to the Deferred Compensation Account shall be an amount equal to the amount which would have been earned if the Participant’s Deferred Compensation Account had been applied or invested in accordance with the Investment Designation. Earnings shall also include any dividends paid on Terex stock credited to the Participant’s Deferred Compensation Account. In the event of any losses based on an Investment Designation, the Participant’s Deferred Compensation Account shall be reduced accordingly, and the Corporation shall have no obligation or responsibility with respect to any such losses.
c.    Corporation’s Matching Contributions.
(1)    In addition, the Corporation shall match twenty-five percent (25%) of the Employee’s deferrals for which the Employee’s Investment Designation is Terex stock (herein the “Terex Matching Contributions”). This is the only matching contribution the Corporation shall make. Notwithstanding any contrary provision contained herein, Terex Matching Contributions shall not apply to Restricted Stock (as such term is defined in any Terex Incentive Compensation Plan) deferred by a Participant in accordance with the provisions of this Plan.
(2)    Terex Matching Contributions will cease to be made after February 27, 2023.
d.    Change of Control. In the event of a “Change of Control” as such term is defined in Section 13(d) of the Trust, the Corporation shall make contributions to the Trust in connection with such Change of Control so that the Trust will have sufficient funds to pay all benefits earned or accrued as of such date and all benefits reasonably expected to be earned or accrued thereafter as calculated by the Corporation based on reasonable assumptions.
e.    No Rights in Specific Assets. The Corporation, in its sole and absolute discretion, may (or may not) acquire any item indicated in the Participant’s Investment Designation, and any investment product or other item so acquired for the convenience of the Corporation shall be the sole and exclusive property of the Corporation (or a trust established by the Corporation) with the Corporation (or a trust established by the Corporation) named as owner and beneficiary thereof. To the extent that a Participant or his or her Beneficiary acquires a right to receive payments from the Corporation under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Corporation.
f.    Change in Investment Designations. A Participant may not change his or her Investment Designation with respect to any portion of the Participant’s Deferred Compensation Account.
g.    Retirement Plus Contributions. For each Plan Year in which the Retirement Plus Participant was employed by the Company for at least six months, the Retirement Plus Account of each Retirement Plus Participant shall be credited, for bookkeeping purposes, with an amount equal to ten percent of the base salary and annual bonus paid pursuant to the Company’s annual incentive compensation plan then in existence to each such Participant for such

5

Plan Year (“Retirement Plus Contributions”). Retirement Plus Contributions for annual bonuses shall be credited to the Retirement Plus Accounts within 180 days following the date on which the annual bonus is paid and Retirement Plus Contributions for salary shall be credited to the Retirement Plus Accounts within 180 days following the end of the year in which the salary is earned; provided that in the event of the Participant’s Retirement, death, Disability (as defined in Section 5.b.(4)), or Termination of Employment prior to the date such amounts are credited to his or her Retirement Plus Account, the Company will credit the appropriate amounts to such Account prior to distribution. Amounts credited to Retirement Plus Accounts shall be credited with earnings and losses as measured by the Bond Index selected by the Corporation from time to time.
5.    Benefit Payments.
a.    Deferred Compensation Account. At such time as a pre-retirement or accelerated distribution is due, or upon a Participant’s Retirement, death, or other Termination of Employment or service as an outside director, the Corporation shall pay benefits as follows:
(1)    Retirement or Termination of Employment After Five Years of Participation. Subject to the Key Employee Limitation, if the Participant retires, dies or has a Termination of Employment or terminates service as an outside director after he or she attains Normal Retirement Age or after he or she has attained five Years of Participation, such Participant shall receive payments:
(i)    as designated in his or her Deferral Elections, as applicable and as may be amended subject to the Subsequent Election Limitations; or
(ii)    if such Participant has failed to make any such designation for any amount, with respect to such amount, such Participant shall receive the amount of his or her Deferred Compensation Account balance, payable in a lump sum in the Plan Year following such retirement, death, Termination of Employment or termination of service as an outside director.
(2)    Termination of Employment Before Attaining Normal Retirement Age and Five Years of Participation. Subject to the Key Employee Limitation, if the Participant dies or has a Termination of Employment or terminates service as an outside director before he or she attains Normal Retirement Age, and before he or she has attained five Years of Participation, the Corporation shall pay, in a lump sum to the Participant, the entire amount of his or her Deferred Compensation Account in the Plan Year after the Participant’s employment terminates. The Corporation shall have no further liability hereunder to the Participant or his or her Beneficiary, assigns or other successors after making any lump sum payment under this Section 5a(2).
(3)    Pre-Retirement. A Participant may elect in a Deferral Election to receive payment of all or a portion of a deferral on a specified date before the Participant retires. Except as provided in Sections 5c and 5d, all deferrals must remain in the Participant’s Deferred Compensation Account for at least portions of three Plan Years. The Participant may make the election to receive a pre-retirement payment when the Participant completes the Deferral Election for the given Plan Year. The pre-retirement payment may be paid in (i) a lump sum, based on the most recent valuation of the Participant’s Deferred Compensation Account, or (ii) in a four (4) year stream, which will be paid in the same manner as an installment payment payable under Section 5a(5).
(4)    Death. In the event of the Participant’s death before he or she has received all amounts under his or her Deferred Compensation Account, upon the Participant’s death, the remaining balance in the Participant’s Deferred Compensation Account shall be paid to the Participant’s Beneficiary within sixty days following the Participant’s death in a lump sum. Upon making such lump sum payment, the Corporation shall have no further obligations hereunder to the Participant or his or her Beneficiary, assigns or other successors.

6

(5)    Form of Payment. In each Deferral Election, a Participant may designate the following forms of payment of the Deferred Compensation Account: (i) a lump sum, based on the value of the Participant’s Deferred Compensation Account on the last business day of the year in which the Termination of Employment, Retirement or termination of services as a director occurs, payable in the Plan Year following his or her Termination of Employment, Retirement or termination of services as a director, as applicable, or (ii) in five (5), ten (10) or fifteen (15) substantially equal annual payments which payments shall commence in the Plan Year following his or her Termination of Employment, Retirement or termination of services as a director, as applicable. Any installment payment hereunder shall equal the quotient determined by dividing the Participant’s remaining Deferred Compensation Account balance at the time of payment by the number of remaining installments (including the current installment).
(6)    Transition Elections. Notwithstanding anything contained herein to the contrary:
(i)    A Participant may, during the Plan Year ending on December 31, 2006, change existing distribution elections under the Plan, provided that any such election shall not accelerate the distribution of any amounts into 2006 or defer the distribution of amounts otherwise payable in 2006 to a subsequent year.
(ii)    A Participant may, during the Plan Year ending on December 31, 2007, change existing distribution elections under the Plan, provided that any such election shall not accelerate the distribution of any amounts into 2007 or defer the distribution of amounts otherwise payable in 2007 to a subsequent year.
(iii)    A Participant may, during the Plan Year ending on December 31, 2008, change existing distribution elections under the Plan, provided that any such election shall not accelerate the distribution of any amounts into 2008 or defer the distribution of amounts otherwise payable in 2008 to a subsequent year.
b.    Retirement Plus Account. Upon a Retirement Plus Participant’s Retirement, death, Disability or other Termination of Employment, the Corporation shall pay benefits as follows:
(1)    Retirement or Termination of Employment After the Vesting Date. Subject to the Key Employee Limitation, if a Retirement Plus Participant terminates employment by reason of Retirement (other than death or Disability) or Termination of Employment on or after his or her Vesting Date, such Participant shall receive the balance in his or her Retirement Plus Account in accordance with such Participant’s Retirement Plus Election; provided, however, that if no such Election is in effect, such balance shall be paid in a lump sum at the time provided in Section 5.b.(5)(i); provided, further, however, that if such Retirement or Termination of Employment occurs within two years following a “Change of Control” (as defined in the SERP), any such Election shall be disregarded and such balance shall be paid in a lump sum within 30 days following such Retirement or Termination of Employment.
(2)    Termination of Employment Before the Vesting Date. If a Retirement Plus Participant dies or terminates employment by reason of Retirement or Termination of Employment before his or her Vesting Date, the Corporation shall have no obligation to pay his or her Retirement Plus Account and the Corporation shall have no liability hereunder to such Participant or his or her Beneficiary, assigns or other successors. Notwithstanding the foregoing, the Committee may waive any vesting requirement for any such Participant; provided that such waiver may not affect the time the Retirement Plus Account is paid.
(3)    Death. If a Retirement Plus Participant dies after his or her Vesting Date, but before he or she has received all amounts (including if such Participant has not experienced a Termination of Employment or Retirement) under his or her Retirement Plus Account, the remaining balance in such Participant’s Retirement Plus Account shall be paid to his or her Beneficiary in a lump sum within 60 days after such Participant’s death. Upon making such lump sum payment, the Corporation shall have no further obligations hereunder to the Participant or his or her Beneficiary, assigns or other successors.

7

(4)    Disability. If a Retirement Plus Participant becomes Disabled prior to his or her Retirement or Termination of Employment, notwithstanding any other provision of the Plan to the contrary, such Participant shall receive the balance in his or her Retirement Plus Account in a lump sum within 60 days after he or she becomes Disabled. A Retirement Plus Participant will be considered to be “Disabled” or have a Disability” if he or she is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of not less than 12 months.
(5)    Form of Payment. A Retirement Plus Participant may designate in a Retirement Plus Election the following forms of payment with respect to his or her Retirement Plus Account: (i) a lump sum, based on the value of such Retirement Plus Account on the last business day of the year in which such Participant’s Termination of Employment or Retirement (other than death or Disability) occurs, payable in the Plan Year following such Termination of Employment or Retirement, as applicable; or (ii) five (5), ten (10) or fifteen (15) substantially equal annual payments, which payments shall commence in the Plan Year following such Termination of Employment or Retirement, as applicable. Any installment payment hereunder shall equal the quotient determined by dividing the Retirement Plus Participant’s remaining Retirement Plus Account balance at the time of payment by the number of remaining installments (including the current installment).
(6)    SERP Transition Election. Notwithstanding anything contained herein to the contrary, any person who is a participant in the SERP on December 31, 2008 may elect, no later than December 31, 2008, to be a Retirement Plus Participant, effective as of January 1, 2009 and to have the Actuarial Equivalent (as defined in the SERP) transferred to a Retirement Plus Account by completing a special Retirement Plus Election form that provides for (i) such transfer of the Actuarial Equivalent and (ii) the election of the form of payment of the Retirement Plus Account as provided in Section 5.b.(5). The Retirement Plus Participant’s rights to receive a distribution from his or her Retirement Plus Account in connection with such transfer will be subject to the rules relating to time of distribution and vesting of the account, as provided in Sections 5.b.(1) and (2). The Retirement Plus Participant shall simultaneously therewith execute a Retirement Plus Election, in accordance with Section 2.r., relating to Retirement Plus Contributions with respect to the Plan Year commencing on January 1, 2009.”
(7)    Cause. For purposes of this Plan, "Cause" shall have the definition set forth in the Participant's employment agreement with the Corporation, or, absent an employment agreement defining Cause, Cause shall mean the Participant’s (i) continuing and material failure to fulfill his or her employment obligations or willful misconduct or gross neglect in the performance of his or her duties as an officer or employee of the Corporation, (ii) commission of fraud, misappropriation or embezzlement in the performance of his or her duties as an officer or employee of the Corporation or (iii) conviction of a felony, which, as determined in good faith by the Board, constitutes a crime that may result in material harm to the Corporation. Notwithstanding the foregoing provisions of this Section 5.b. to the contrary, if a Retirement Plus Participant’s employment with the Corporation and all of its affiliates is terminated by the Corporation or any affiliate for one of the reasons specified in clauses (ii) or (iii) of the definition of Cause above or any similar provision in the Participant’s employment agreement (whether before or after his or her Vesting Date), all amounts in such Participant’s Retirement Plus Account shall be immediately forfeited.
c.    Form of Distribution. Any portion of a Participant’s Deferred Compensation Account that has an Investment Designation of Terex stock will be distributed in Terex shares, except for fractional shares, which will be distributed in cash. Any portion of a Participant’s Deferred Compensation Account that has an Investment Designation of the Bond Index and each Retirement Plus Participant’s Retirement Plus Account (to the extent vested) shall be paid in cash.
d.    Hardship Withdrawals. A Participant may request a distribution hereunder of all or a portion of the Participant’s Deferred Compensation Account in response to an Unforeseeable Emergency. Any early withdrawal on account of an Unforeseeable Emergency shall be paid in the form described in Section 5b and limited to the amount reasonably necessary to meet such emergency, and the amount otherwise payable hereunder shall be reduced accordingly. A request for a withdrawal due to an Unforeseeable Emergency must be reviewed and approved by the administrative committee represented by Corporate Human Resources, Legal and Finance departments of the Corporation, before a distribution shall be made hereunder. Any determination that an Unforeseeable Emergency exists and the appropriate amount of a withdrawal shall be made in accordance with Section 409A. A distribution due

8

to an Unforeseeable Emergency shall be made within sixty days following the approval of the distribution by the administrative committee.
e.    Acceleration of Distributions. In the absence of an Unforeseeable Emergency, the Corporation may, in its discretion, accelerate the payment of all or a portion of a Participant’s Deferred Compensation Account and the Retirement Plus Participant’s Retirement Plus Account to the extent permitted under any applicable exception to the prohibition on an acceleration of payments under Treasury Regulation Section 1.409A-3(j)(4)(ii) through (xiv) (for example, in accordance with a domestic relations order, for payments less than $15,500 (indexed), for the payment of certain employment, state, local or foreign taxes or taxes imposed under Section 409A of the Code, cancellation of deferrals due to an unforeseeable hardship or disability, plan termination and liquidation, to satisfy certain debts of a Participant to the Corporation, or in settlement of certain bona fide disputes).
f.    Payment Only from Corporation Assets. Any payment of benefits to a Participant or his or her Beneficiary shall be made from assets which shall continue, for all purposes, to be a part of the general assets of the Corporation; no person shall have or acquire any interest in such assets by virtue of the provisions of this Plan. To the extent that a Participant or his or her Beneficiary acquires a right to receive payments from the Corporation under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Corporation.
g.    Beneficiaries. A Participant may designate his or her Beneficiary or Beneficiaries to receive the amounts as provided herein after his or her death in accordance with the Beneficiary Designation. In the absence of such a designation, the Corporation shall pay any such amount to the Participant’s estate.
h.    No Trust. Nothing contained in this Plan, and no action taken pursuant to its provisions shall create, or be construed to create, a trust of any kind.
6.    Determination of Benefits, Claims Procedure and Administration.
a.    Determinations and Claims Procedures. The Corporation shall make all determinations as to rights to benefits under this Plan.
(1)    Claims for Benefits. If any person or the authorized representative of the person believes that the person is being denied benefits to which he or she is entitled hereunder, the person or his or her representative (the “Claimant”) may file a written claim for such benefits with the Corporation. If such claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. Such claims should be sent to the following address:
Terex Corporation
Human Resources Department
200 Nyala Farm Road
Westport, Connecticut 06880

The written claim must state (i) the reason for making the claim, (ii) the facts supporting the claim, (iii) the amount claimed, and (iv) the Claimant’s name and address.

(2)    Notice of Determination. If a claim is wholly or partially denied, the Corporation will issue a determination in writing within a reasonable period of time, but no later than 90 days after receipt of the claim. If special circumstances justify extending the period up to an additional 90 days, the Claimant will be given written notice of this extension within the initial 90-day period and the notice will explain the special circumstances and the date a decision is expected. A notice of adverse determination will be written in a manner calculated to be understood by the Claimant and will contain (i) the specific reason or reasons for the adverse determination, (ii) reference to the specific Plan provisions on which the determination is based, (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, along with an explanation of why this material or information is necessary, (iv) a description of the Plan’s review procedures and time limits applicable to these procedures, (v) and a

9

statement of the Claimant’s right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review. The following appeal procedures give the rules for appealing a denied claim.
(3)    Appeal of Adverse Determination. A Claimant may appeal an adverse determination to the committee designated by the board of directors of the Corporation to determine such appeals (the “Appeals Committee”), and receive a full and fair review of the claim and adverse determination. The Claimant’s appeal must be written and filed within 60 days of the Claimant’s receipt of the notification of adverse determination. The written request for appeal should contain (i) a statement of the ground on which the appeal is based, (ii) reference to the applicable provisions of the Plan, (iii) the reason or argument why the Claimant believes the claim should be granted and evidence supporting each reason or argument; and (iv) any other relevant documents or comments that the Claimant wishes to include. The Appeals Committee will provide the Claimant the opportunity to submit written comments, documents, records and other information relating to the claim, and the Appeals Committee will take such information into account during the appeal without regard to whether such information was submitted or considered in the initial determination. The Claimant will be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim.
(4)    Decision. The Appeals Committee will deliver to the Claimant an electronic or written decision on the appeal within a reasonable period, but no later than 60 days after the receipt of the Claimant’s request for the review, unless special circumstances exist that justify extending this period up to an additional 60 days. If the period is extended, the Claimant will be given written notice of this extension during the initial 60-day period, and the notice will set forth the special circumstances requiring an extension and the date a decision is expected. A notice of adverse determination on appeal will be written in a manner calculated to be understood by the Claimant and will contain (i) the specific reason or reasons for the adverse determination, (ii) references to the specific Plan provisions on which the determination is based, (iii) a statement that the Claimant may receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant’s claim for benefits, and (iv) a statement of the Claimant’s right to bring a civil action under ERISA Section 502(a).
(5)    Standard of Review. A claimant must pursue the claim and appeal rights described above before seeking any other legal recourse regarding claims for benefits. Any further review, judicial or otherwise, of the Corporation’s decision on the claim will be limited to whether, in the particular instance, the Corporation abused its discretion. In no event will any further review, judicial or otherwise, be on a de novo basis, because the Corporation has discretionary authority to determine eligibility for benefits under the Plan and to construe and interpret the terms of the Plan.
b.    Interpretation. Subject to the foregoing, (i) the Corporation shall have full power and authority to interpret, construe and administer this Plan; and (ii) the interpretation and construction of this Plan by the Corporation, and any action taken hereunder, shall be binding and conclusive upon all parties in interest.
c.    Reports. The Corporation shall have the Plan recordkeeper provide the Participant with a statement reflecting the amount of the Participant’s Deferred Compensation Account and the Retirement Plus Participant’s Retirement Plus Account on a quarterly basis.
d.    No Liability. No employee, agent, officer, trustee or director of the Corporation shall incur any liability for the breach of any responsibility, obligation or duty in connection with any act done or omitted to be done in good faith in the interpretation, construction, administration or management of the Plan and shall be indemnified and held harmless by the Corporation from and against any such liability, including all expenses reasonably incurred in their defense if the Corporation fails to provide such defense.

10

7.    Non‑Assignability of Benefits. Neither any Participant nor any Beneficiary under this Plan shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder. Such amounts shall not be subject to seizure by any creditor of a Participant or any Beneficiary hereunder, by a proceeding at law or in equity, nor transferable by operation of law in the event of the bankruptcy or insolvency of any Participant or any Beneficiary hereunder. Any such attempted assignment or transfer shall be void and shall terminate the Participant~~'~~’s participation in this Plan; the Corporation shall thereupon have no further liability hereunder with respect to such Participant and his or her Beneficiary. Notwithstanding the foregoing, all or a portion of a Participant’s Deferred Compensation Account and a Retirement Plus Participant’s Retirement Plus Account (to the extent vested) may be paid to another person as specified in a domestic relations order that the Corporation determines is a “domestic relations order” as defined in Code section 414(p)(1)(B) without resulting in a termination of the Participant’s participation in the Plan. Upon distributing amounts in accordance with the requirements of a domestic relations order, the Corporation shall have no further liability hereunder with respect to such amounts to either the Participant, his or her Beneficiary, or the subject of such domestic relations order.
8.    Amendment. This Plan may not be amended, altered, modified or terminated, except by a written instrument signed by the Corporation, subject to any requirement for stockholder approval imposed by applicable law or any rule of any stock exchange or quotation system on which Terex common stock is listed and quoted; provided that no such termination shall (i) adversely affect a Participant’s or Retirement Plus Participant’s entitlement to benefits attributable to amounts credited to his or her Deferred Compensation Account or Retirement Plus Account, as applicable, prior to termination of this Plan or (ii) effect the timing or form of the distribution of a benefit hereunder in a manner that would violate Section 409A. A Participant’s entire Account shall be distributed to the Participant (or Beneficiary) following termination of the Plan in such form and on the earliest date permitted under Section 409A.
9.    Impact on Other Benefits. Except as otherwise required by the Code or any other applicable law, this Plan and the benefits provided herein are in addition to all other benefits which may be provided by the Corporation to the Participants from time to time, and shall not reduce, replace or otherwise cause any reduction, in any manner, with regard to any of such other benefits.
10.    Notices. Any notice, consent or demand required or permitted to be given under the provisions of this Plan by the Corporation or any Participant or Beneficiary shall be in writing, and shall be signed by the person or entity giving or making the same. If such notice, consent or demand is mailed, it shall be sent by United States certified mail, postage prepaid, addressed to the principal office of the Corporation, or if to a Participant or Beneficiary to such individual or entity~~'~~’s last known address as shown on the records of the Corporation. The date of such mailing shall be deemed the date of notice, consent or demand.
11.    Tax Withholding. The Corporation shall have the right to deduct from all payments made under this Plan any federal, state or local taxes required by law to be withheld with respect to such payments.
12.    Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Connecticut.

11

TEREX CORPORATION

TEREX CORPORATION
200 NYALA FARM ROAD
WESTPORT, CT 06880

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time either (i) Monday, May 6, 2013 for shares in the 401(k) plan or (ii) Wednesday, May 8, 2013 for all other shares. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/terex2013**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time either (i) Monday, May 6, 2013 for shares in the 401(k) plan or (ii) Wednesday, May 8, 2013 for all other shares. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M54247-P33262 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

TEREX CORPORATION

Vote on Directors

1. ELECTION OF DIRECTORS

NOMINEES:

	For	Against	Abstain
1a) Ronald M. DeFeo	☐	☐	☐
1b) G. Chris Andersen	☐	☐	☐
1c) Paula H.J. Cholmondeley	☐	☐	☐
1d) Don DeFosset	☐	☐	☐
1e) Thomas J. Hansen	☐	☐	☐
1f) Raimund Klinkner	☐	☐	☐
1g) David A. Sachs	☐	☐	☐
1h) Oren G. Shaffer	☐	☐	☐
1i) David C. Wang	☐	☐	☐
1j) Scott W. Wine	☐	☐	☐

Vote on Proposals

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

NOTE: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION AS DIRECTORS OF THE NAMED NOMINEES AND "FOR" PROPOSALS 2, 3, 4 AND 5.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

ANNUAL MEETING OF STOCKHOLDERS OF

TEREX CORPORATION

THIS IS YOUR PROXY. YOUR VOTE IS IMPORTANT.

Whether or not you plan to attend the Annual Meeting of Stockholders, you can ensure that these shares are represented at the meeting by completing, signing and returning your proxy card below.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and VSM Insert are available at www.proxyvote.com.

Please detach and mail in the envelope provided.

M54248-P33262

TEREX CORPORATION

2013 ANNUAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ronald M. DeFeo and Eric I Cohen, and either one of them, proxies with the power of substitution to act, by unanimous vote, or if only one votes or acts then by that one, to vote for the undersigned at the Annual Stockholders' Meeting of Terex Corporation, to be held at 10:00 A.M., local time on Thursday, May 9, 2013, at the offices of Terex Corporation, 200 Nyala Farm Road, Westport, Connecticut, and any adjournment or postponement thereof, as follows:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE BOARD OF DIRECTORS' NOMINEES AND FOR PROPOSALS 2, 3, 4 and 5.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on reverse side)

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 9, 2013.

TEREX CORPORATION

TEREX CORPORATION
200 NYALA FARM ROAD
WESTPORT, CT 06880

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 15, 2013
Date: May 9, 2013 **Time:** 10:00 AM
Location: Terex Corporation
200 Nyala Farm Road
Westport, Connecticut 06880

Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/terex2013

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M54239-P33262

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT VSM INSERT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2013 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: In order to vote these shares in person, you will need to request a ballot at the stockholder meeting.

Vote By Internet:

Before The Meeting: Go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

During The Meeting: Go to *www.virtualshareholdermeeting.com/terex2013.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M54240-P33262

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION AS DIRECTORS OF THE NAMED NOMINEES AND "FOR" PROPOSALS 2, 3, 4 AND 5.

1. ELECTION OF DIRECTORS

NOMINEES:

1a) Ronald M. DeFeo

1b) G. Chris Andersen

1c) Paula H.J. Cholmondeley

1d) Don DeFosset

1e) Thomas J. Hansen

1f) Raimund Klinkner

1g) David A. Sachs

1h) Oren G. Shaffer

1i) David C. Wang

1j) Scott W. Wine

M54241-P33262